UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08915

Exact name of registrant as specified in charter:	Target Asset Allocation Funds

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2011

Date of reporting period:	7/31/2011

Item 1 – Reports to Stockholders

ANNUAL REPORT	JULY 31, 2011

Target Conservative Allocation Fund

Objective Seeks current income and a reasonable level of capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Target Funds, Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery/mutualfunds

September 15, 2011

Dear Shareholder:

On the following pages, you’ll find your annual report for the Target Conservative Allocation Fund.

Target Asset Allocation Funds are managed by institutional-quality asset managers selected, matched, and monitored by a research team from Prudential Investments LLC. Portions of the Funds’ assets are assigned to carefully chosen asset managers, with the allocations actively managed on the basis of our projections for the financial markets and the managers’ individual strengths.

We believe our Target Conservative Allocation Fund will help you to achieve broad, actively managed diversification at a targeted risk/return balance with a single investment purchase. We appreciate your continued confidence in us. Keep in mind that diversification and asset allocation do not assure a profit or protect against a loss in a declining market.

Sincerely,

Judy A. Rice, President

Target Asset Allocation Funds

Target Asset Allocation Funds/Target Conservative Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.57%; Class B, 2.27%; Class C, 2.27%; Class M, 2.27%; Class R, 2.02%; Class X, 2.27%; Class Z, 1.27%. Net operating expenses: Class A, 1.52%; Class B, 2.27%; Class C, 2.27%; Class M, 2.27%; Class R, 1.77%; Class X, 2.27%; Class Z, 1.27%, after contractual reduction through 11/30/2012 for Class A and Class R shares.

Cumulative Total Returns (Without Sales Charges) as of 7/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	9.93%	24.29%	60.91%	—
Class B	9.20	19.77	49.36	—
Class C	9.20	19.77	49.36	—
Class M	9.20	19.76	N/A	30.92% (10/04/04)
Class R	9.74	22.83	N/A	35.54 (10/04/04)
Class X	9.20	20.11	N/A	31.18 (10/04/04)
Class Z	10.31	25.94	65.16	—
Customized Blend	11.06	30.82	64.73	—
S&P 500 Index	19.65	12.58	29.38	—
Lipper Mixed-Asset Target Allocation Conservative Funds Avg.	9.76	23.61	51.21	—

Average Annual Total Returns (With Sales Charges) as of 6/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	7.37%	3.38%	4.34%	—
Class B	7.78	3.59	4.16	—
Class C	11.78	3.76	4.16	—
Class M	6.78	3.42	N/A	3.98% (10/04/04)
Class R	13.42	4.29	N/A	4.63 (10/04/04)
Class X	6.78	3.29	N/A	3.90 (10/04/04)
Class Z	13.88	4.80	5.21	—
Customized Blend	14.81	5.67	5.19	—
S&P 500 Index	30.68	2.95	2.72	—
Lipper Mixed-Asset Target Allocation Conservative Funds Avg.	13.05	4.41	4.19	—

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Average Annual Total Returns (With Sales Charges) as of 7/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	3.88%	3.27%	4.28%	—
Class B	4.20	3.50	4.09	—
Class C	8.20	3.67	4.09	—
Class M	3.20	3.33	N/A	3.92% (10/04/04)
Class R	9.74	4.20	N/A	4.56 (10/04/04)
Class X	3.20	3.22	N/A	3.84 (10/04/04)
Class Z	10.31	4.72	5.15	—

Average Annual Total Returns (Without Sales Charges) as of 7/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	9.93%	4.44%	4.87%	—
Class B	9.20	3.67	4.09	—
Class C	9.20	3.67	4.09	—
Class M	9.20	3.67	N/A	4.03% (10/04/04)
Class R	9.74	4.20	N/A	4.56 (10/04/04)
Class X	9.20	3.73	N/A	4.06 (10/04/04)
Class Z	10.31	4.72	5.15	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Target Conservative Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Customized Benchmark for the Target Conservative Allocation Fund (the Customized Blend) by portraying the

Target Asset Allocation Funds/Target Conservative Allocation Fund	3

Your Fund’s Performance (continued)

initial account values at the beginning of the 10-year period for Class A shares (July 31, 2001) and the account values at the end of the current fiscal year (July 31, 2011) as measured on a quarterly basis. The S&P 500 Index and the Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2011, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Under certain circumstances, an exchange may be made from Class A to Class Z shares of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year, and a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and to 1% in the eighth year, and a 12b-1 fee of 1% annually. Class X shares automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R and Z shares are not subject to a sales charge. Class R shares are subject to a 12b-1 fee of up to 0.75% annually. Class Z shares are not subject to a 12b-1 fee. The returns in the graph and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Benchmark Definitions

Customized Blend

The Customized Benchmark for the Target Conservative Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000 Index (40%) and the Barclays Capital U.S. Aggregate Bond Index (60%). The Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund.

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The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. Customized Blend Closest Month-End to Inception cumulative total return as of 7/31/11 is 44.64% for Class M, Class R, and Class X. Customized Blend Closest Month-End to Inception average annual total return as of 6/30/11 is 5.61% for Class M, Class R, and Class X.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 7/31/11 is 33.31% for Class M, Class R, and Class X. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/11 is 4.67% for Class M, Class R, and Class X.

Lipper Mixed-Asset Target Allocation Conservative Funds Average

The Lipper Mixed-Asset Target Allocation Conservative Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category for the periods noted. Funds in the Lipper Average have a primary investment objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Mixed-Asset Funds are funds that, by portfolio practice, maintain a mix of between 20% and 40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/11 is 36.29% for Class M, Class R, and Class X. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/11 is 4.64% for Class M, Class R, and Class X.

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The Barclays Capital U.S. Corporate High Yield Index

The Barclays Capital U.S. Corporate High Yield Index is an unmanaged index that covers the universe of U.S. dollar-denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Target Asset Allocation Funds/Target Conservative Allocation Fund	5

Your Fund’s Performance (continued)

The J.P. Morgan Emerging Markets Bond Index Global Diversified

The J.P. Morgan Emerging Markets Bond Index Global Diversified is an unmanaged index that tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

Barclays Capital Build America Bond Index

Barclays Capital Build America Bond Index is an unmanaged index that is a subset of the Barclays Capital U.S. Aggregate Bond Index. The subset consists of taxable municipal bonds that were issued as part of the Build America Bond program from April 2009 through December 2010. The securities must be SEC-registered, U.S. dollar-denominated, rated investment grade, have at least one year to final maturity, and at least $250 million par amount outstanding.

Barclays Capital U.S. Long Investment Grade Corporate Index

The Barclays Capital U.S. Long Investment Grade Corporate Index is the long-term corporate component of the Barclays Capital U.S. Credit Index, an unmanaged index that consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The Barclays Capital U.S. Credit Index includes both corporate and non-corporate sectors.

Investors cannot invest directly in an index or average. The returns for the S&P 500 Index and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Customized Blend, the S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

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Target Asset Allocation Funds/Target Conservative Allocation Fund	7

Your Fund’s Performance (continued)

Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2011, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Target Conservative Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index or average.

The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

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Strategy and Performance Overview

How did the Fund perform?

The Target Conservative Allocation Fund’s Class A shares gained 9.93% for the year ended July 31, 2011, underperforming the 11.06% gain of the Customized Blend, a model portfolio described on page 4 that includes the Barclays Capital U.S. Aggregate Bond Index (60%) and the Russell 3000 Index (40%). However, the Fund’s Class A shares performed in line with the Lipper Mixed-Asset Target Allocation Conservative Funds Average, which gained 9.76% for the 12-month reporting period.

How is the Fund managed?

Prudential Investments LLC has contracted with several highly regarded asset managers, each of which runs a portion of the Fund focusing on a particular type and style of investing. Prudential Investments monitors the performance of each asset manager and allocates the assets of the Fund among them. It believes its asset allocation strategy and multi-manager approach will enhance the Fund’s performance and reduce volatility relative to the price movements of a single type of investment. The Fund’s focus on bonds for greater stability of principal makes it suitable for conservative investors seeking income and modest growth, especially those concerned about market volatility.

How did the U.S. stock market perform?

The U.S. stock market returned 20.94% for the year that ended July 31, 2011, according to the Russell 3000 Index. Nearly all of the gain came in the first half of the reporting period. Stock prices rose on the back of solid corporate earnings and what were then improving conditions in the broader economy. Fears of a possible double-dip recession in the United States had begun to fade.

Equities continued to perform well early in the second half of the reporting period, but the market grew increasingly volatile. Though companies in the United States continued to report solid earnings, prospects dimmed for the U.S. economy and, to a lesser extent, for the global economy. Some of the challenges to economic growth were high oil prices; disruptions in manufacturing supply chains caused by an earthquake, tsunami, and nuclear disaster in Japan; and the uncertainty stemming from another flare-up in a chronic European sovereign debt crisis centered in Greece. By late in the reporting period, prospects for a double-dip recession in the United States had once again become a major topic of discussion in financial markets. The stock market was also roiled in July by protracted congressional haggling over a deal to raise the borrowing limit of the U.S. government to avoid defaulting on the nation’s debt.

Growth stocks outperformed value stocks across all market capitalizations. Within the Russell 3000 Index, nine out of 10 sectors posted double-digit gains for the reporting period. The energy sector delivered the largest gain, reflecting high oil prices.

Target Asset Allocation Funds/Target Conservative Allocation Fund	9

Strategy and Performance Overview (continued)

Financials, the only sector to score a single-digit gain, lagged amid lingering concerns about the vulnerability of banks to the slowdown in U.S. economic growth.

How did fixed income markets perform?

The U.S. investment-grade bond market lagged the stock market by returning 4.44% overall for the reporting period, including price change and interest income, according to the Barclays Capital U.S. Aggregate Bond Index. Changing economic prospects in the United States, developments abroad such as the European sovereign-debt crisis, and the battle to raise the debt ceiling were some of the factors that drove the volatile bond market conditions.

All sectors of the investment-grade bond market posted positive returns. The largest gains were in two of the more credit-sensitive sectors. In first place with a 10.01% gain were commercial mortgage-backed securities, made from bundled loans on properties such as hotels. Next highest were investment-grade corporate bonds, which delivered a 6.87% gain. Both sectors benefited from solid investor demand, while continued strong earnings growth also aided investment-grade corporate bonds.

The remaining key investment-grade bond sectors delivered modest, single-digit gains. These included mortgage-backed securities of federal agencies (3.85%), U.S. Treasury securities (3.39%), asset-backed securities (3.33%), and federal agency debt securities (2.53%). A desire for safe haven assets helped boost prices of U.S. Treasury securities from time to time, despite concern the sector might lose its AAA rating.

Shortly after the reporting period ended, Congress finally reached an agreement on August 2, 2011 that allowed crucial borrowing by the U.S. Department of the Treasury in exchange for at least $2 trillion in long-term savings from government spending cuts. Nevertheless, credit rating agency Standard & Poor’s still downgraded for the first time the long-term debt rating of the United States to AA+ from AAA. The short-term rating was affirmed at A-1+.

Some debt securities not included in the Barclays Capital U.S. Aggregate Bond Index performed well during the reporting period. Though prices of high yield corporate bonds in the United States declined during bouts of risk aversion, the below investment-grade debt securities (commonly called “junk” bonds) still scored a 12.95% gain, based on the Barclays Capital U.S. Corporate High Yield Index. This reflected demand for assets with relatively attractive yields, as the Federal Reserve has kept its target for the overnight bank lending rate near zero since December 2008 to stimulate growth. A low junk bond default rate and solid corporate earnings also provided support to that market.

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Away from the United States, bonds of emerging market governments and quasi-governmental institutions denominated in U.S. dollars delivered a 9.02% gain, based on the J.P. Morgan Emerging Markets Bond Index Global Diversified. Strong growth prospects of developing nations helped encourage investment in these bonds.

How did asset allocation affect the Fund’s performance?

On average, the Fund had a slight overweight exposure to stocks versus bonds. This strategy helped its performance because, as previously noted, the equity market outperformed the investment-grade bond market for the reporting period. However, the Fund also had an overweight exposure to cash versus fixed income, which was a drag on its performance because, in the low interest-rate environment, short-term instruments provided meager returns that sharply underperformed the investment-grade bond market.

From the perspective of investment styles, the Fund had an overweight exposure to growth stocks versus value stocks from late 2010 through the first quarter of 2011. This helped its performance in November 2010, but the benefit derived from this strategy was reversed the following month when growth stocks underperformed value stocks. At the beginning of the second quarter of 2011, the Fund shifted from an overweight to an underweight exposure to growth stocks versus value stocks, which had little impact on its performance.

Which asset management decisions contributed most to the Fund’s performance?

Asset management decisions that had the most positive impact on the Fund were made by Pacific Investment Management Co. (PIMCO), which managed the fixed income portion of the Fund, and Marsico Capital Management (Marsico), which used a large cap growth style of investing to manage one of the equity portions of the Fund.

PIMCO’s overweight exposure to bonds of financial companies worked well, as that subsector outperformed the broader investment-grade corporate bond sector for the reporting period. A modest exposure to high yield bonds and an allocation to emerging market bonds also added to the Fund’s return, as both outperformed comparable U.S. Treasury securities. The PIMCO portion also had exposure to various currencies of emerging market nations by holding bonds denominated in these “local” currencies and by entering into forward currency contracts. This strategy proved beneficial, as the currencies appreciated versus the U.S. dollar.

PIMCO also held Build America Bonds (BABs). The American Recovery and Reinvestment Act of 2009 authorized state and local governments to issue BABs to finance construction of schools, roads, and other capital projects. (BAB issuance ended on December 31, 2010.) This strategy worked well, as the Barclays Capital Build

Target Asset Allocation Funds/Target Conservative Allocation Fund	11

Strategy and Performance Overview (continued)

America Bond Index outperformed similar-duration U.S. Treasury securities and the Barclays Capital U.S. Long Investment Grade Corporate Index.

PIMCO also held Canadian sovereign and agency bonds as well as German sovereign bonds for interest-rate exposure to these markets. In order to gain additional interest-rate exposure to the German fixed income market, PIMCO employed two types of derivative instruments, futures and interest-rate swaps. These strategies had a positive impact because yields on 10-year German and Canadian bonds fell, pushing prices of the bonds higher, as bond prices move inversely to yields.

Meanwhile, favorable stock selection within the consumer staples and technology sectors and, to a lesser extent, in the consumer discretionary sector were key reasons the Marsico portion outperformed its benchmark, the Russell 1000 Growth Index. The decision to have a much larger exposure to the consumer discretionary and materials sectors than the benchmark also worked well.

The Marsico portion, which was positioned to be more volatile than the Index, generated positive relative returns when the stock market rally accelerated. In addition, Marsico’s higher exposure to momentum stocks, defined as stocks whose prices have recently gone up, also aided the Fund’s return.

Which asset management decisions subtracted most from the Fund’s performance?

Decisions that detracted most were made by Massachusetts Financial Services Company (MFS), which employed a large cap growth style of investing, and Eaton Vance Management (Eaton Vance), which employed a large cap value style.

The MFS portion had an underweight exposure to the energy sector, which weakened its performance versus its benchmark, the Russell 1000 Growth Index. For example, it did not own shares of Exxon Mobil, which outperformed the Index. Its relative performance also suffered due to its overweight exposure to the financial services sector and poor security selection in that sector, such as owning shares of JPMorgan Chase. Security selection in the basic materials sector also dampened MFS’s relative performance, though none of these shares were among its top detractors.

The MFS portion’s performance versus the Index was also weakened by holdings in other sectors, including shares of Carnival Cruise Lines, General Motors, Celgene (a biopharmaceutical company), Teva Pharmaceutical Industries (a generic drug manufacturer), and ASML (a semiconductor company). MFS had a cash position that it used to purchase new holdings and to provide liquidity. Nevertheless, in a period of rising stock prices, holding cash hurt its performance versus the Index, which does not have a cash position.

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The Eaton Vance portion had a bigger exposure to larger cap stocks than its benchmark, the Russell 1000 Value Index. This strategy weakened its performance versus the Index, as smaller cap equities outperformed larger cap stocks for the reporting period. Holdings in the energy, financials, consumer discretionary, and healthcare sectors also hurt Eaton Vance’s performance. The Eaton Vance portion was positioned to be less volatile than the Index, which was a major detractor from its relative performance as the stock market rallied.

Target Asset Allocation Funds/Target Conservative Allocation Fund	13

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2011, at the beginning of the period, and held through the six-month period ended July 31, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments Funds, including the Target Asset Allocation Funds, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Conservative Allocation Fund		Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,025.90	1.51%	$7.58
	Hypothetical	$1,000.00	$1,017.31	1.51%	$7.55

Class B	Actual	$1,000.00	$1,022.20	2.26%	$11.33
	Hypothetical	$1,000.00	$1,013.59	2.26%	$11.28

Class C	Actual	$1,000.00	$1,022.20	2.26%	$11.33
	Hypothetical	$1,000.00	$1,013.59	2.26%	$11.28

Class M	Actual	$1,000.00	$1,022.20	2.26%	$11.33
	Hypothetical	$1,000.00	$1,013.59	2.26%	$11.28

Class R	Actual	$1,000.00	$1,025.00	1.76%	$8.84
	Hypothetical	$1,000.00	$1,016.07	1.76%	$8.80

Class X	Actual	$1,000.00	$1,022.20	2.26%	$11.33
	Hypothetical	$1,000.00	$1,013.59	2.26%	$11.28

Class Z	Actual	$1,000.00	$1,027.80	1.26%	$6.34
	Hypothetical	$1,000.00	$1,018.55	1.26%	$6.31

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2011, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Target Asset Allocation Funds/Target Conservative Allocation Fund	15

Portfolio of Investments

as of July 31, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 103.5%
COMMON STOCKS 38.9%

Advertising
4,610	Interpublic Group of Cos., Inc. (The)	$45,224

Aerospace & Defense 0.9%
145	AAR Corp.	4,254
175	Alliant Techsystems, Inc.	11,415
915	Boeing Co. (The)	64,480
1,600	Embraer SA, ADR (Brazil)	47,232
915	General Dynamics Corp.	62,348
685	Goodrich Corp.	65,171
292	Hexcel Corp.(a)	6,990
3,284	Lockheed Martin Corp.	248,697
109	Moog, Inc. (Class A Stock)(a)	4,464
5,680	Northrop Grumman Corp.	343,697
77	Teledyne Technologies, Inc.(a)	4,176
622	Triumph Group, Inc.	33,489
2,123	United Technologies Corp.	175,869

		1,072,282

Air Freight & Logistics 0.1%
452	Atlas Air Worldwide Holdings, Inc.(a)	23,680
600	FedEx Corp.	52,128

		75,808

Airlines
3,366	JetBlue Airways Corp.(a)	16,123

Auto Components 0.1%
2,390	Johnson Controls, Inc.	88,310

Auto Parts & Equipment 0.1%
1,100	Magna International, Inc. (Canada)	53,647
1,338	Meritor, Inc.(a)	18,063
825	Tenneco, Inc.(a)	32,951
623	WABCO Holdings, Inc.(a)	39,280

		143,941

Automobiles 0.1%
1,300	Harley-Davidson, Inc.	56,407

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	17

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Beverages 0.6%
1,510	Coca-Cola Co. (The)	$102,695
4,564	Diageo PLC (United Kingdom)	92,836
2,443	Green Mountain Coffee Roasters, Inc.(a)	253,950
3,000	Molson Coors Brewing Co. (Class B Stock)	135,150
1,632	PepsiCo, Inc.	104,513

		689,144

Biotechnology 0.5%
1,390	Alexion Pharmaceuticals, Inc.(a)	78,952
2,288	Amgen, Inc.(a)	125,154
2,634	Biogen Idec, Inc.(a)	268,325
1,160	Celgene Corp.(a)	68,788
700	Gilead Sciences, Inc.(a)	29,652
587	Seattle Genetics, Inc.(a)	9,997

		580,868

Building Products 0.1%
575	A.O. Smith Corp.	23,845
625	Lennox International, Inc.	23,113
1,290	Owens Corning(a)	45,898

		92,856

Business Services 0.1%
711	ICON PLC, ADR (Ireland)(a)	15,877
370	MasterCard, Inc. (Class A Stock)	112,202

		128,079

Capital Markets 0.4%
2,581	Goldman Sachs Group, Inc. (The)	348,358
525	KBW, Inc.	8,978
3,300	Morgan Stanley	73,425
1,600	State Street Corp.	66,352
875	Waddell & Reed Financial, Inc. (Class A Stock)	32,112

		529,225

Chemicals 1.4%
554	Air Products & Chemicals, Inc.	49,156
670	Airgas, Inc.	46,029
1,029	BASF SE, ADR (Germany)	93,248
1,410	Celanese Corp. (Class A Stock)	77,733

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals (cont’d.)
12,246	Dow Chemical Co. (The)	$427,018
1,425	Huntsman Corp.	27,218
490	Intrepid Potash, Inc.(a)	16,293
4,695	PPG Industries, Inc.	395,319
5,001	Praxair, Inc.	518,304
304	Quaker Chemical Corp.	12,324
905	Scotts Miracle-Gro Co. (The)(Class A Stock)	45,666
975	Sensient Technologies Corp.	36,192
160	Valspar Corp. (The)	5,259

		1,749,759

Commercial Banks 1.2%
2,025	Associated Banc-Corp.	27,641
6,098	Fifth Third Bancorp	77,140
2,130	FirstMerit Corp.	31,119
1,521	HSBC Holdings PLC, ADR (United Kingdom)	74,331
8,377	PNC Financial Services Group, Inc.	454,787
875	Prosperity Bancshares, Inc.	36,339
9,700	Regions Financial Corp.	59,073
2,744	SunTrust Banks, Inc.	67,201
148	Trustmark Corp.	3,225
225	UMB Financial Corp.	9,338
134	United Bankshares, Inc.	3,197
24,077	Wells Fargo & Co.	672,711

		1,516,102

Commercial Services 0.6%
574	Acacia Research - Acacia Technologies(a)	24,636
375	Consolidated Graphics, Inc.(a)	19,346
1,500	Corrections Corp. of America(a)	32,190
640	FleetCor Technologies, Inc.(a)	18,970
1,370	GEO Group, Inc. (The)(a)	28,496
975	KAR Auction Services, Inc.(a)	17,336
700	McGrath RentCorp	18,221
1,020	Moody’s Corp.	36,322
638	PAREXEL International Corp.(a)	13,098
200	Pharmaceutical Product Development, Inc.	5,766
1,702	Sotheby’s	72,080
612	SuccessFactors, Inc.(a)	16,524
2,150	Verisk Analytics, Inc. (Class A Stock)(a)	71,595

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	19

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Services (cont’d.)
4,221	Visa, Inc. (Class A Stock)	$361,064
1,630	Waste Connections, Inc.	52,551

		788,195

Communications Equipment
425	Calix, Inc.(a)	7,794

Computer Hardware 1.2%
3,614	Apple, Inc.(a)	1,411,195
1,228	Radiant Systems, Inc.(a)	34,617

		1,445,812

Computer Services & Software 1.0%
403	3D Systems Corp.(a)	8,628
4,102	Accenture PLC (Class A Stock)(Ireland)	242,592
899	Allscripts Healthcare Solutions, Inc.(a)	16,317
2,060	Autodesk, Inc.(a)	70,864
9,960	EMC Corp.(a)	259,757
1,293	Fortinet, Inc.(a)	26,274
139	Global Payments, Inc.	6,590
510	Google, Inc. (Class A Stock)(a)	307,882
464	Informatica Corp.(a)	23,724
640	MSCI, Inc. (Class A Stock)(a)	22,714
490	Riverbed Technology, Inc.(a)	14,029
1,502	salesforce.com, Inc.(a)	217,354
850	Super Micro Computer, Inc.(a)	11,976
480	VeriFone Systems, Inc.(a)	18,898

		1,247,599

Computers & Peripherals 0.3%
1,300	Cognizant Technology Solutions Corp. (Class A Stock)(a)	90,831
7,800	Hewlett-Packard Co.	274,248
1,575	QLogic Corp.(a)	23,893

		388,972

Construction
130	Meritage Homes Corp.(a)	2,841
550	MYR Group, Inc.(a)	13,359
656	Texas Industries, Inc.	25,328
110	URS Corp.(a)	4,491

		46,019

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Construction Materials
525	Eagle Materials, Inc.	$13,046

Consumer Finance 0.1%
1,600	Capital One Financial Corp.	76,480
625	First Cash Financial Services, Inc.(a)	27,044

		103,524

Consumer Products & Services 0.2%
2,073	Lauder, (Estee) Cos., Inc. (The) (Class A Stock)	217,478
88	Snap-on, Inc.	5,004
1,209	Vitamin Shoppe, Inc.(a)	52,664
275	WD-40 Co.	12,045

		287,191

Containers & Packaging 0.1%
900	Packaging Corp. of America	24,003
1,300	Silgan Holdings, Inc.	50,414

		74,417

Cosmetics/Personal Care 0.1%
930	Colgate-Palmolive Co.	78,473

Distribution/Wholesale 0.1%
44,000	Li & Fung Ltd. (Bermuda)	73,166

Diversified Financial Services 1.4%
1,190	Affiliated Managers Group, Inc.(a)	124,153
3,117	American Express Co.	155,975
1,340	Ameriprise Financial, Inc.	72,494
32,208	Bank of America Corp.	312,740
257	BlackRock, Inc.	45,864
8,481	Citigroup, Inc.	325,161
16,170	JPMorgan Chase & Co.	654,076
570	optionsXpress Holdings, Inc.	8,607
275	Stifel Financial Corp.(a)	10,439

		1,709,509

Diversified Operations
220	LVMH Moet Hennessy Louis Vuitton SA (France)	40,325

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	21

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Telecommunication Services 0.6%
12,576	AT&T, Inc.	$367,974
3,500	CenturyLink, Inc.	129,885
6,929	Verizon Communications, Inc.	244,524

		742,383

Electric Utilities 0.7%
7,040	American Electric Power Co., Inc.	259,494
850	Cleco Corp.	29,512
6,200	Edison International	236,034
925	El Paso Electric Co.	30,941
4,900	Exelon Corp.	215,943
4,334	PPL Corp.	120,919

		892,843

Electronic Components 0.4%
6,937	Agilent Technologies, Inc.(a)	292,464
198	Checkpoint Systems, Inc.(a)	3,109
545	Coherent, Inc.(a)	26,176
843	DTS, Inc.(a)	29,269
268	FLIR Systems, Inc.	7,359
1,976	GrafTech International Ltd.(a)	38,058
2,375	TE Connectivity Ltd. (Switzerland)	81,771
252	Universal Display Corp.(a)	7,537
977	Universal Electronics, Inc.(a)	22,872

		508,615

Electronic Equipment & Instruments
600	EnerSys(a)	19,188
75	Itron, Inc.(a)	3,228
125	ScanSource, Inc.(a)	4,619

		27,035

Electronics
167	Gentex Corp.	4,733
425	Tech Data Corp.(a)	19,835
500	Thomas & Betts Corp.(a)	24,390

		48,958

Energy - Alternate Sources
210	First Solar, Inc.(a)	24,828

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Energy Equipment & Services 0.8%
2,290	Cameron International Corp.(a)	$128,103
2,200	Diamond Offshore Drilling, Inc.	149,226
9,451	Halliburton Co.	517,253
1,680	National Oilwell Varco, Inc.	135,358
500	Oil States International, Inc.(a)	40,350
550	Unit Corp.(a)	33,005

		1,003,295

Engineering/Construction 0.1%
1,670	Fluor Corp.	106,095
825	MasTec, Inc.(a)	17,226

		123,321

Entertainment & Leisure 0.1%
667	Bally Technologies, Inc.(a)	26,300
3,047	Carnival Corp. (Panama)	101,465
141	Life Time Fitness, Inc.(a)	5,888
1,050	Pinnacle Entertainment, Inc.(a)	15,151
2,911	Shuffle Master, Inc.(a)	27,131

		175,935

Environmental Control 0.1%
930	Republic Services, Inc.	26,998
590	Stericycle, Inc.(a)	48,451

		75,449

Farming & Agriculture 0.4%
7,052	Monsanto Co.	518,181

Financial - Bank & Trust 0.1%
301	Astoria Financial Corp.	3,506
375	Bank of Hawaii Corp.	16,804
9,147	KeyCorp	73,542

		93,852

Financial Services 0.4%
167	Eaton Vance Corp.	4,479
201	Jefferies Group, Inc.	3,801
213	Raymond James Financial, Inc.	6,765
16,033	U.S. Bancorp	417,820

		432,865

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	23

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food & Staples Retailing 0.6%
10,656	CVS Caremark Corp.	$387,346
7,200	Safeway, Inc.	145,224
4,038	Wal-Mart Stores, Inc.	212,843

		745,413

Food Products 0.1%
2,600	ConAgra Foods, Inc.	66,586

Foods 0.4%
666	Danone (France)	47,483
561	Fresh Market, Inc. (The)(a)	19,932
4,014	Kraft Foods, Inc. (Class A Stock)	138,001
2,096	Nestle SA (Switzerland)	133,519
2,744	Unilever NV (Netherlands)	89,125

		428,060

Hand/Machine Tools
26	Franklin Electric Co., Inc.	1,135
730	Stanley Black & Decker, Inc.	48,012

		49,147

Healthcare Equipment & Supplies 0.1%
90	Cantel Medical Corp.	2,244
91	MEDNAX, Inc.(a)	6,203
1,500	Medtronic, Inc.	54,075
507	Sirona Dental Systems, Inc.(a)	25,644
650	Teleflex, Inc.	39,149
923	Thoratec Corp.(a)	31,096

		158,411

Healthcare Products 0.3%
797	Arthrocare Corp.(a)	26,341
644	Becton, Dickinson and Co.	53,845
939	Bruker Corp.(a)	16,170
606	Cepheid, Inc.(a)	22,882
300	Cooper Cos., Inc. (The)	22,947
3,773	Covidien PLC (Ireland)	191,631
816	Delcath Systems, Inc.(a)	3,631
380	IDEXX Laboratories, Inc.(a)	31,517
525	West Pharmaceutical Services, Inc.	23,032

		391,996

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Providers & Services 0.1%
657	Centene Corp.(a)	$21,556
2,600	CIGNA Corp.	129,402

		150,958

Healthcare Services 0.3%
630	Aetna, Inc.	26,139
131	Air Methods Corp.(a)	9,183
108	Amedisys, Inc.(a)	2,793
141	AMERIGROUP Corp.(a)	7,755
82	Covance, Inc.(a)	4,695
165	Healthways, Inc.(a)	2,463
5,053	UnitedHealth Group, Inc.	250,780
915	WellPoint, Inc.	61,808

		365,616

Home Furnishings
425	Skullcandy, Inc.(a)	8,194

Hotels & Motels 0.3%
2,416	Wynn Resorts Ltd.	371,291

Hotels, Restaurants & Leisure 0.6%
743	BJ’s Restaurants, Inc.(a)	34,453
202	Buffalo Wild Wings, Inc.(a)	12,833
620	Las Vegas Sands Corp.(a)	29,252
7,537	McDonald’s Corp.	651,800
1,352	Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)(a)	13,371

		741,709

Household Products 0.1%
148	Helen of Troy Ltd. (Bermuda)(a)	4,773
1,500	Kimberly-Clark Corp.	98,040

		102,813

Insurance 1.3%
823	ACE Ltd. (Switzerland)	55,125
3,206	Aflac, Inc.	147,668
10,800	Allstate Corp. (The)	299,376
5,100	CNO Financial Group, Inc.(a)	37,485
144	Delphi Financial Group, Inc. (Class A Stock)	3,877

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	25

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (cont’d.)
8,900	Genworth Financial, Inc. (Class A Stock)(a)	$74,048
1,462	HCC Insurance Holdings, Inc.	44,050
3,994	Lincoln National Corp.	105,841
1,900	Loews Corp.	75,753
2,500	Marsh & McLennan Cos., Inc.	73,725
9,760	MetLife, Inc.	402,210
211	Protective Life Corp.	4,486
115	Reinsurance Group of America, Inc.	6,694
116	State Auto Financial Corp.	1,923
1,300	Tower Group, Inc.	29,718
1,900	Travelers Cos., Inc. (The)	104,747
108	United Fire & Casualty Co.	1,852
1,100	Unum Group	26,829
7,370	XL Group PLC (Ireland)	151,232

		1,646,639

Internet & Catalog Retail 0.9%
2,156	Amazon.com, Inc.(a)	479,753
1,137	priceline.com, Inc.(a)	611,308

		1,091,061

Internet Services 0.2%
139	Digital River, Inc.(a)	3,545
250	LinkedIn Corp. (Class A Stock)(a)	25,257
627	Monster Worldwide, Inc.(a)	7,361
70	Netflix, Inc.(a)	18,619
97	Pandora Media, Inc.(a)	1,464
2,736	Sapient Corp.(a)	38,085
899	TIBCO Software, Inc.(a)	23,410
3,672	Youku.com, Inc., ADR (Cayman Islands)(a)	135,534

		253,275

Internet Software & Services 1.2%
3,580	Baidu, Inc., ADR (Cayman Islands)(a)	562,311
28,467	Oracle Corp.	870,521
1,130	VeriSign, Inc.	35,267

		1,468,099

Investment Company 0.2%
240,000	Hutchison Port Holdings Trust (Singapore)(a)	182,400

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

IT Services 0.4%
500	CACI International, Inc. (Class A Stock)(a)	$29,540
2,652	International Business Machines Corp.	482,266

		511,806

Life Sciences Tools & Services 0.2%
3,830	Thermo Fisher Scientific, Inc.(a)	230,145

Machinery 0.6%
1,350	Actuant Corp. (Class A Stock)	33,359
2,138	Cummins, Inc.	224,233
2,950	Mueller Water Products, Inc. (Class A Stock)	9,647
2,500	PACCAR, Inc.	107,025
800	Parker Hannifin Corp.	63,216
299	Regal-Beloit Corp.	18,128
4,251	Rockwell Automation, Inc.	305,052
375	Valmont Industries, Inc.	36,506

		797,166

Manufacturing 1.0%
9,908	Danaher Corp.	486,582
6,297	Eaton Corp.	301,941
18,681	General Electric Co.	334,577
122	Harsco Corp.	3,344
2,180	Honeywell International, Inc.	115,758

		1,242,202

Media 1.3%
163	British Sky Broadcasting Group PLC (United Kingdom)	1,905
2,500	CBS Corp. (Class B Stock)	68,425
3,463	Comcast Corp. (Class A Stock)	83,181
9,600	Comcast Corp. (Special Class A Stock)	224,064
1,460	DIRECTV (Class A Stock)(a)	73,993
940	Discovery Communications, Inc. (Class A Stock)(a)	37,412
1,220	Time Warner Cable, Inc.	89,438
16,733	Time Warner, Inc.	588,332
3,120	Viacom, Inc. (Class B Stock)	151,071
6,029	Walt Disney Co. (The)	232,840
650	Wiley, (John) & Sons, Inc. (Class A Stock)	32,539

		1,583,200

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	27

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Medical Supplies & Equipment
409	Quality Systems, Inc.	$37,366

Metals & Mining 1.0%
1,768	BHP Billiton Ltd., ADR (Australia)	161,860
415	Cloud Peak Energy, Inc.(a)	9,255
8,766	Freeport-McMoRan Copper & Gold, Inc.	464,247
250	Joy Global, Inc.	23,480
630	Northwest Pipe Co.(a)	18,931
3,186	Precision Castparts Corp.	514,157
905	RTI International Metals, Inc.(a)	29,023
162	Timken Co.	7,075
1,344	Titanium Metals Corp.	23,910

		1,251,938

Miscellaneous Manufacturers 0.1%
2,099	Illinois Tool Works, Inc.	104,530
420	Polypore International, Inc.(a)	28,560

		133,090

Multi-Line Retail 0.1%
4,700	JC Penney Co., Inc.	144,572

Multi-Utilities 0.4%
1,400	Dominion Resources, Inc.	67,830
1,050	NorthWestern Corp.	33,621
7,991	Public Service Enterprise Group, Inc.	261,705
2,073	Sempra Energy	105,081

		468,237

Office Electronics 0.1%
15,100	Xerox Corp.	140,883

Oil, Gas & Consumable Fuels 3.6%
1,328	Anadarko Petroleum Corp.	109,640
3,444	Apache Corp.	426,092
750	Atmos Energy Corp.	25,072
850	Brigham Exploration Co.(a)	27,030
522	Cabot Oil & Gas Corp.	38,670
4,200	Chesapeake Energy Corp.	144,270
2,400	Chevron Corp.	249,648
9,681	ConocoPhillips	696,935

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
2,186	Continental Resources, Inc.(a)	$149,938
86	Core Laboratories NV (Netherlands)	9,346
1,200	Dresser-Rand Group, Inc.(a)	64,104
850	EOG Resources, Inc.	86,700
910	EQT Corp.	57,767
2,805	Exxon Mobil Corp.	223,811
620	FMC Technologies, Inc.(a)	28,272
2,297	Hess Corp.	157,482
927	Lufkin Industries, Inc.	75,532
4,400	Marathon Oil Corp.	136,268
650	Newfield Exploration Co.(a)	43,823
830	Noble Energy, Inc.	82,734
1,692	Oasis Petroleum, Inc.(a)	49,982
7,590	Occidental Petroleum Corp.	745,186
97	ONEOK, Inc.	7,061
4,501	Peabody Energy Corp.	258,672
900	Resolute Energy Corp.(a)	14,661
3,400	Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	250,410
1,635	Schlumberger Ltd. (Netherlands)	147,755
111	South Jersey Industries, Inc.	5,606
143	Swift Energy Co.(a)	5,448
2,100	Total SA, ADR (France)	113,547
2,700	Valero Energy Corp.	67,824
141	WGL Holdings, Inc.	5,472

		4,504,758

Pharmaceuticals 2.1%
3,910	Abbott Laboratories	200,661
640	Allergan, Inc.	52,038
2,070	AmerisourceBergen Corp.	79,302
665	BioMarin Pharmaceutical, Inc.(a)	20,768
457	Catalyst Health Solutions, Inc.(a)	29,947
8,700	Eli Lilly & Co.	333,210
1,230	Express Scripts, Inc.(a)	66,740
350	Herbalife Ltd. (Cayman Islands)	19,502
7,046	Johnson & Johnson	456,510
3,670	Mead Johnson Nutrition Co.	261,928
9,621	Merck & Co., Inc.	328,365
1,400	Novartis AG, ADR (Switzerland)	85,680
26,822	Pfizer, Inc.	516,055

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	29

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
112	Regeneron Pharmaceuticals, Inc.(a)	$5,943
503	Salix Pharmaceuticals Ltd.(a)	19,506
1,500	Sanofi, ADR (France)	58,125
1,360	Teva Pharmaceutical Industries Ltd., ADR (Israel)	63,431

		2,597,711

Professional Services
733	Duff & Phelps Corp. (Class A Stock)	8,349
650	Towers Watson & Co. (Class A Stock)	39,747

		48,096

Real Estate
580	Jones Lang LaSalle, Inc.	49,370

Real Estate Investment Trusts 0.5%
12,900	Annaly Capital Management, Inc.	216,462
610	AvalonBay Communities, Inc.	81,856
762	Boston Properties, Inc.	81,808
243	First Potomac Realty Trust	3,796
1,125	Government Properties Income Trust	27,821
850	Invesco Mortgage Capital, Inc.	16,643
700	LaSalle Hotel Properties	17,507
2,750	Medical Properties Trust, Inc.	32,340
1,006	Redwood Trust, Inc.	14,416
686	Simon Property Group, Inc.	82,670

		575,319

Retail & Merchandising 2.5%
620	Abercrombie & Fitch Co. (Class A Stock)	45,334
970	Cash America International, Inc.	54,281
679	Chico’s FAS, Inc.	10,246
57,293	Cie Financiere Richemont SA, ADR (Switzerland)	366,102
1,070	Costco Wholesale Corp.	83,727
1,080	Dollar General Corp.(a)	33,977
20	Dunkin’ Brands Group, Inc.(a)	579
145	EZCORP, Inc. (Class A Stock)(a)	4,826
1,423	Genesco, Inc.(a)	73,711
327	Inditex SA (Spain)	29,568
2,894	Kohl’s Corp.	158,331
1,649	O’Reilly Automotive, Inc.(a)	98,115

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Retail & Merchandising (cont’d.)
800	Penske Automotive Group, Inc.	$17,704
725	Pep Boys - Manny, Moe & Jack, (The)	7,794
840	PetSmart, Inc.	36,137
690	Ross Stores, Inc.	52,281
12,539	Starbucks Corp.	502,689
4,559	Target Corp.	234,743
4,257	Tiffany & Co.	338,815
12,263	TJX Cos., Inc. (The)	678,144
1,550	Urban Outfitters, Inc.(a)	50,437
3,907	Yum! Brands, Inc.	206,368

		3,083,909

Road & Rail
460	Landstar System, Inc.	20,631
775	Werner Enterprises, Inc.	18,251

		38,882

Savings & Loan
2,225	Capitol Federal Financial, Inc.	25,454

Semiconductors 0.3%
4,300	Advanced Micro Devices, Inc.(a)	31,562
1,510	ASML Holding NV (Netherlands)	53,832
1,670	Broadcom Corp. (Class A Stock)	61,907
93	Cabot Microelectronics Corp.(a)	3,598
381	Cymer, Inc.(a)	16,775
675	Netlogic Microsystems, Inc.(a)	23,321
303	OYO Geospace Corp.(a)	30,733
2,475	RF Micro Devices, Inc.(a)	16,706
500	Silicon Laboratories, Inc.(a)	17,705
1,488	Teradyne, Inc.(a)	20,073
1,825	TriQuint Semiconductor, Inc.(a)	13,724
721	Veeco Instruments, Inc.(a)	28,689

		318,625

Semiconductors & Semiconductor Equipment 0.1%
3,400	Intel Corp.	75,922

Shipbuilding
250	Huntington Ingalls Industries, Inc.(a)	8,370

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	31

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Software 1.0%
408	ANSYS, Inc.(a)	$20,645
84	Blackboard, Inc.(a)	3,659
8,564	CA, Inc.	190,977
860	Cerner Corp.(a)	57,181
2,340	Check Point Software Technologies Ltd. (Israel)(a)	134,901
2,523	Compuware Corp.(a)	24,372
813	MedAssets, Inc.(a)	10,301
358	Medidata Solutions, Inc.(a)	7,314
20,577	Microsoft Corp.	563,810
671	Progress Software Corp.(a)	16,171
755	QLIK Technologies, Inc.(a)	22,884
4,065	Red Hat, Inc.(a)	171,055
550	Verint Systems, Inc.(a)	18,711

		1,241,981

Specialty Retail 0.3%
1,333	Aaron’s, Inc.	33,605
450	DSW, Inc. (Class A Stock)(a)	23,841
9,600	Gap, Inc. (The)	185,184
2,052	Home Depot, Inc. (The)	71,676

		314,306

Telecommunications 0.4%
1,832	Acme Packet, Inc.(a)	107,941
3,490	American Tower Corp. (Class A Stock)(a)	183,330
399	Arris Group, Inc.(a)	4,788
710	JDS Uniphase Corp.(a)	9,337
651	NICE Systems Ltd., ADR (Israel)(a)	23,254
3,637	QUALCOMM, Inc.	199,235
108	SBA Communications Corp. (Class A Stock)(a)	4,122

		532,007

Textiles, Apparel & Luxury Goods 0.7%
3,838	Coach, Inc.	247,781
950	Hanesbrands, Inc.(a)	28,985
1,000	Jones Group, Inc. (The)	12,940
5,202	NIKE, Inc. (Class B Stock)	468,960
1,118	PVH Corp.	79,993
609	Steven Madden Ltd.(a)	23,203
725	Wolverine World Wide, Inc.	27,456

		889,318

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Thrifts & Mortgage Finance
2,125	Washington Federal, Inc.	$35,934

Tobacco Products 0.2%
2,300	Altria Group, Inc.	60,490
3,309	Philip Morris International, Inc.	235,501

		295,991

Trading Companies & Distributors
300	United Rentals, Inc.(a)	6,903
675	WESCO International, Inc.(a)	34,216

		41,119

Transportation 0.6%
92	Bristow Group, Inc.	4,460
2,140	CSX Corp.	52,580
1,540	Expeditors International of Washington, Inc.	73,489
1,120	Kansas City Southern(a)	66,472
5,228	Union Pacific Corp.	535,765

		732,766

Utilities
1,220	PG&E Corp.	50,545

Wireless Telecommunication Services 0.3%
10,985	Vodafone Group PLC, ADR (United Kingdom)	308,678

	TOTAL COMMON STOCKS (cost $37,646,694)	48,287,064

EXCHANGE TRADED FUND
550	iShares Russell 2000 Value Index Fund (cost $38,875)	38,902

PREFERRED STOCKS 0.2%

Commercial Banks
11,200	Itau Unibanco Holding SA (PRFC), ADR (Brazil)	228,144
2,650	Wells Fargo & Co., Series J, 8.00%	73,538

	TOTAL PREFERRED STOCKS (cost $288,975)	301,682

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	33

Portfolio of Investments

as of July 31, 2011 continued

Moody’s Ratings† (Unaudited)	Shares		Description	Value (Note 1)

UNAFFILIATED MUTUAL FUNDS 0.1%
		2,950	Apollo Investment Corp.	$28,261
		2,450	Ares Capital Corp.	39,543
		1,575	Fifth Street Finance Corp.	16,569

			TOTAL UNAFFILIATED MUTUAL FUNDS (cost $76,521)	84,373

	Principal Amount (000)#
ASSET-BACKED SECURITIES 2.3%
Aaa		$296	Asset Backed Funding Certificates, Series 2004-OPT5, Class A1 0.537%(b), 06/25/34	223,174
NR	EUR	296	Magnolia Funding Ltd., Series 2010-1A, Class A1, 144A 3.00%, 04/20/17	424,793
C		90	Merrill Lynch Mortgage Investors, Inc., Series 2006-RM5, Class A2A 0.247%(b), 10/25/37	23,814
AAA(c)		343	Plymouth Rock CLO Ltd., Series 2010-1A, Class A, 144A 1.761%(b), 02/16/19	342,469
Aaa		1,160	SLM Student Loan Trust, Series 2008-9, Class A 1.753%(b), 04/25/23	1,195,065
Caa3		57	Soundview Home Equity Loan Trust, Series 2006-NLC1, Class A1, 144A 0.247%(b), 11/25/36	18,377
Aaa		2	Structured Asset Securities Corp., Series 2006-BC3, Class A2 0.237%(b), 10/25/36	2,013
Aaa		700	Venture CDO Ltd., Series 2007-8A, Class A2A, 144A 0.473%(b), 07/22/21	653,809

			TOTAL ASSET-BACKED SECURITIES (cost $2,995,375)	2,883,514

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

BANK LOAN(b) 0.8%
B2		$1,212	TXU Corp., 3.686%, 10/10/14 (cost $1,131,708)	$955,833

CORPORATE BONDS 26.0%

Airlines 0.2%
Ba2		300	Continental Airlines, Inc., Sr. Sec’d. Notes, 144A 6.75%, 09/15/15	304,125

Automobile Manufacturers 0.2%
A3		200	Daimler Finance North America LLC, Gtd. Notes, MTN 5.75%, 09/08/11	201,018

Building & Construction 0.5%
Ba3		600	Urbi Desarrollos Urbanos Sab de CV, Gtd. Notes, 144A (Mexico) 9.50%, 01/21/20	681,000

Capital Markets 1.8%
A1	AUD	1,500	Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes 5.48%(b), 04/12/16	1,558,286
A2		700	Morgan Stanley, Sr. Unsec’d. Notes 1.233%(b), 04/29/13	694,899

				2,253,185

Diversified Financial Services 3.7%
Baa1		200	AK Transneft OJSC Via TransCapitalInvest Ltd., Gtd. Notes (Ireland) 8.70%, 08/07/18	247,500
A3		1,500	Citigroup, Inc., Sr. Unsec’d. Notes 5.50%, 04/11/13	1,590,477
Ba2		200	Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes 5.625%, 09/15/15	212,647

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	35

Portfolio of Investments

as of July 31, 2011 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Ba2		$500	7.00%, 10/01/13	$537,667
Aa3	GBP	100	General Electric Capital Corp., Sub. Notes, 144A 6.50%(b), 09/15/67	162,503
Ba3		700	International Lease Finance Corp., Sr. Sec’d. Notes, 144A 7.125%, 09/01/18	745,500
Aa3		1,100	JPMorgan Chase & Co., Sr. Unsec’d. Notes 4.25%, 10/15/20	1,097,204

				4,593,498

Electric Utilities 0.6%
Baa1		600	Ameren Illinois Co., Sr. Sec’d. Notes 6.25%, 04/01/18	682,160

Financial - Bank & Trust 5.8%
Aa3		100	Abbey National Treasury Services PLC, Bank Gtd. Notes, 144A (United Kingdom) 3.875%, 11/10/14	101,920
BBB-(c)		600	Banco Santander Brazil SA, Sr. Unsec’d. Notes, 144A (Brazil) 2.347%(b), 03/18/14	598,210
Baa1		1,600	Barclays Bank PLC, Sub. Notes, 144A (United Kingdom) 6.05%, 12/04/17	1,672,659
Aa3		1,700	Deutsche Bank AG, Sr. Unsec’d. Notes, MTN (Germany) 4.875%, 05/20/13	1,801,201
Aaa		100	ING Bank NV, Gov’t. Liquid Gtd. Notes, 144A (Netherlands) 3.90%, 03/19/14	107,448
Aa3		700	Lloyds TSB Bank PLC, (United Kingdom) Bank Gtd. Notes, 144A, MTN 4.375%, 01/12/15	716,990

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Financial - Bank & Trust (cont’d.)
Ba1	$800	Jr. Sub. Notes, 144A 12.00%(b), 12/29/49	$889,680
Aa2	700	Nordea Bank AB, Sr. Unsec’d. Notes, 144A (Sweden) 4.875%, 01/14/21	734,123
Aa3	600	Royal Bank of Scotland PLC, (The), Bank Gtd. Notes (United Kingdom) 4.375%, 03/16/16	606,403

			7,228,634

Financial Services 3.0%
B1	800	Ally Financial, Inc., Gtd. Notes 8.00%, 03/15/20	857,000
NR	500	Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(d) 5.625%(b), 01/24/13	135,000
NR	400	6.875%(b), 05/02/18	109,500
A2	100	Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN 5.571%, 10/04/12	103,413
A2	1,000	6.875%, 04/25/18	1,119,042
Baa2	600	TNK-BP Finance SA, Gtd. Notes (Luxembourg) 6.625%, 03/20/17	658,500
Aa3	400	UBS AG, (Switzerland) Sr. Unsec’d. Notes 4.875%, 08/04/20	410,615
Aa3	300	Sr. Unsec’d. Notes, MTN 1.359%(b), 02/23/12	301,703

			3,694,773

Food Products 0.6%
Baa1	700	WM Wrigley Jr. Co., Sec’d. Notes, 144A 2.45%, 06/28/12	700,885

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	37

Portfolio of Investments

as of July 31, 2011 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Healthcare Providers & Services 0.5%
Baa3	$500	Cardinal Health, Inc., Sr. Unsec’d. Notes 6.00%, 06/15/17	$577,561

Insurance 1.0%
Baa1	500	American International Group, Inc., Sr. Unsec’d. Notes 8.25%, 08/15/18	592,648
Baa1	600	Sr. Unsec’d. Notes, MTN 5.85%, 01/16/18	635,851

			1,228,499

IT Services 0.4%
A2	500	Electronic Data Systems LLC, Sr. Unsec’d. Notes 6.00%, 08/01/13	548,662

Medical Supplies & Equipment 0.4%
B2	500	HCA, Inc., Sec’d. Notes 9.25%, 11/15/16	533,438

Metals & Mining 1.5%
Ba1	600	CSN Resources SA, Gtd. Notes, 144A (Luxembourg) 6.50%, 07/21/20	645,000
Baa2	1,000	Spectra Energy Capital LLC, Gtd. Notes 6.20%, 04/15/18	1,155,237

			1,800,237

Oil, Gas & Consumable Fuels 1.8%
A2	400	BP Capital Markets PLC, Gtd. Notes (United Kingdom) 3.125%, 10/01/15	418,887
A2	300	4.50%, 10/01/20	320,826
Baa1	700	Gazprom Via Gaz Capital SA, Sr. Unsec’d. Notes (Luxembourg) 9.25%, 04/23/19	897,750

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Baa1		$500	Pride International, Inc., Gtd. Notes 7.875%, 08/15/40	$658,970

				2,296,433

Pharmaceuticals 0.2%
Ba3		300	Valeant Pharmaceuticals International, Gtd. Notes, 144A 6.75%, 08/15/21	283,500

Telecommunications 1.2%
Baa3		300	Embarq Corp., Sr. Unsec’d. Notes 6.738%, 06/01/13	324,506
Baa3		1,000	Qwest Corp., Sr. Unsec’d. Notes 7.625%, 06/15/15	1,150,000

				1,474,506

Tobacco Products 0.8%
Baa1		700	Altria Group, Inc., Gtd. Notes 9.70%, 11/10/18	943,508

Transportation 1.8%
			Con-Way, Inc., Sr. Unsec’d. Notes
Baa3		2,000	7.25%, 01/15/18	2,274,566

			TOTAL CORPORATE BONDS (cost $30,618,194)	32,300,188

FOREIGN GOVERNMENT BONDS 7.7%
Aaa	AUD	1,500	Australia Government, Sr. Unsec’d. Notes (Australia) 4.75%, 06/15/16	1,667,048
Aaa	AUD	1,600	5.25%, 03/15/19	1,819,913
Aaa	AUD	1,100	5.50%, 01/21/18	1,267,275
Aaa	AUD	700	5.50%, 12/15/13	788,193
Aaa	AUD	400	6.00%, 02/15/17	470,504

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	39

Portfolio of Investments

as of July 31, 2011 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

FOREIGN GOVERNMENT BONDS (Continued)
Aaa	CAD	200	Canadian Government, Bonds (Canada) 1.50%, 03/01/12	$209,865
Aaa	CAD	1,500	1.75%, 03/01/13	1,580,240
Aaa		$700	Kommunalbanken A/S, Sr. Unsec’d. Notes, 144A (Norway) 2.375%, 01/19/16	724,317
Baa3	BRL	1,300	Republic of Brazil, Sr. Unsec’d. Notes (Brazil) 12.50%, 01/05/22	1,072,960

			TOTAL FOREIGN GOVERNMENT BONDS (cost $8,690,721)	9,600,315

MUNICIPAL BONDS 3.1%

California 0.9%
Aa3		400	California State Public Works Board Lease, Revenue Bonds 7.804%, 03/01/35	417,512
Aa2		700	Los Angeles Unified School District, Series A-1, General Obligation Unlimited 4.50%, 07/01/25	707,217

				1,124,729

Illinois 1.3%
Aa3		200	Chicago Transit Authority, Series A, Revenue Bonds 6.899%, 12/01/40	225,110
Aa3		300	Series B, Revenue Bonds 6.899%, 12/01/40	337,665
A1		1,000	State of Illinois, General Obligation Unlimited, Revenue Bonds 2.766%, 01/01/12	1,006,110

				1,568,885

Texas 0.9%
AAA(c)		300	Dallas County Hospital District, Series B, General Obligation Limited 6.171%, 08/15/34	322,908

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

MUNICIPAL BONDS (Continued)

Texas (cont’d.)
Aaa	$700	Texas State Transportation Commission, Series B, Revenue Bonds 5.178%, 04/01/30	$770,259

			1,093,167

		TOTAL MUNICIPAL BONDS (cost $3,523,141)	3,786,781

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.6%
Ca	300	American Home Mortgage Assets, Series 2006-1, Class 2A1 0.377%(b), 05/25/46	167,948
CCC(c)	145	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1 5.223%(b), 05/25/47	102,014
Caa1	158	Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2 2.629%(b), 05/25/35	128,719
Ca	325	Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A 0.396%(b), 07/20/46	138,122
Aaa	15	Fannie Mae, Series 1992-146, Class PZ 8.00%, 08/25/22	16,899
Aaa	442	FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1 1.675%(b), 07/25/44	440,425
Aaa	600	Fosse Master Issuer PLC, Series 2011-1A, Class A2, 144A (United Kingdom) 1.65%(b), 10/18/54	601,263
Aaa	51	Freddie Mac, Series 41, Class F 10.00%, 05/15/20	57,575
Aaa	201	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.78%(b), 09/25/35	188,663
C	780	Series 2006-OA1, Class 2A2 0.447%(b), 08/25/46	238,029

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	41

Portfolio of Investments

as of July 31, 2011 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Caa1		$579	Homebanc Mortgage Trust, Series 2006-1, Class 4A1 5.799%(b), 04/25/37	$481,660
Aaa		700	Permanent Master Issuer PLC, (United Kingdom) Series 2011-1A, Class 1A1, 144A 1.649%(b), 07/15/42	701,533
Aaa	EUR	500	Series 2011-1A, Class 1A3, 144A 2.905%(b), 07/15/42	716,164
NR		106	Vendee Mortgage Trust, Series 2000-1, Class 1A 6.814%(b), 01/15/30	124,052
Caa1		309	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR15, Class 2A 1.763%(b), 11/25/46	228,889
Caa3		305	Series 2007-OA2, Class 1A 0.963%(b), 03/25/47	192,629

			TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $4,929,736)	4,524,584

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS 17.8%
		239	Federal Home Loan Mortgage Corp. 2.51%(b), 03/01/36	251,928
		7	2.641%(b), 08/01/23	7,544
		122	5.50%, 01/01/38	133,547
		382	Federal National Mortgage Assoc. 2.26%(b), 06/01/35	400,498
		1,000	3.00%, TBA	1,007,812
		1,651	3.50%, 08/01/40 - 12/01/40	1,615,911
		5,000	3.50%, TBA	5,139,844
		5,497	4.00%, 05/01/24 - 04/01/41	5,650,475
		5,000	4.00%, TBA	5,078,125
		43	4.011%(b), 05/01/36	46,107
		2,259	4.50%, 03/01/24 - 01/01/26	2,406,274
		37	5.00%, 06/01/23	39,629
		214	5.50%, 12/01/36	232,359
		36	7.50%, 01/01/32	42,842
		5	Government National Mortgage Assoc. 2.625%(b), 09/20/22	5,011

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Continued)
	$33	4.50%, 08/15/33 - 09/15/33	$34,795
	40	8.50%, 02/20/30 - 06/15/30	48,145

		TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $21,818,581)	22,140,846

U.S. TREASURY OBLIGATIONS 3.0%
		U.S. Treasury Bonds
	200	4.375%, 02/15/38 - 11/15/39	209,187
	100	7.50%, 11/15/24	145,391
	36	8.125%, 05/15/21(e)	52,723
		U.S. Treasury Inflationary Indexed Bonds, TIPS
	200	0.50%, 07/15/21	205,434
	900	1.125%, 01/15/21(e)	1,001,350
	200	2.125%, 02/15/41	243,156
	300	2.50%, 01/15/29	391,361
		U.S. Treasury Notes
	700	2.125%, 12/31/15(e)(f)	730,625
	100	2.375%, 05/31/18	102,063
	38	2.625%, 08/15/20	37,881
	600	3.375%, 11/15/19	642,563

		TOTAL U.S. TREASURY OBLIGATIONS (cost $3,656,900)	3,761,734

		TOTAL LONG-TERM INVESTMENTS (cost $115,415,421)	128,665,816

SHORT-TERM INVESTMENTS 8.2%

U.S. GOVERNMENT AGENCY OBLIGATIONS(j) 3.5%
		Federal Home Loan Bank, Disc. Notes
	900	0.09%, 10/26/11	899,742
	2,400	0.20%, 10/24/11	2,398,880
		Federal National Mortgage Assoc., Disc. Notes
	1,000	0.071%, 10/04/11	999,787

		TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $4,298,562)	4,298,409

	Shares
AFFILIATED MONEY MARKET MUTUAL FUND 2.8%
	3,426,179	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $3,426,179; Note 3)(g)	3,426,179

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	43

Portfolio of Investments

as of July 31, 2011 continued

Principal Amount (000)#	Description		Value (Note 1)

REPURCHASE AGREEMENT(h) 1.9%
$2,400	Barclays Capital, Inc., 0.15%, dated 7/29/11, due 08/01/11 in the amount of $2,400,030		$2,400,000

	TOTAL SHORT-TERM INVESTMENTS (cost $10,124,741)		10,124,588

	TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN (cost $125,540,162)		138,790,404

Notional Amount (000)#
OPTIONS WRITTEN(a)

Call Options
7,000	90 Day Euro Dollar Futures, expiring 09/19/11, Strike Price $99.38		(4,987)
	Interest Rate Swap Options,
2,300	Pay a fixed rate of 1.80% and receive a floating rate based on 3-month LIBOR, expiring 10/11/11	Credit Suisse First Boston Corp.	(19,967)
1,200	Pay a fixed rate of 1.75% and receive a floating rate based on 3-month LIBOR, expiring 11/14/11	Credit Suisse First Boston Corp.	(9,202)
1,600	Option on forward 2 year swap rate, expiring 11/14/11, Strike Price $—(i)	Morgan Stanley	(24,605)

			(58,761)

Put Options
7,000	90 Day Euro Dollar Futures, expiring 09/19/11, Strike Price $99.38		(613)
1,600	5 Year CDX North America IG 16, expiring 09/21/11, Strike Price $1.20	Barclays Capital Group	(2,427)
2,100	expiring 12/21/11, Strike Price $1.20	Morgan Stanley	(8,032)

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Notional Amount (000)#	Description		Value (Note 1)

OPTIONS WRITTEN (Continued)

Put Options (cont’d.)
$2,300	Interest Rate Swap Options, Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring 08/24/11	Credit Suisse First Boston Corp.	$(25)
1,200	Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring 11/14/11	Credit Suisse First Boston Corp.	(1,150)
700	Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Deutsche Bank	(1,503)
300	Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Barclays Capital Group	(502)
1,200	Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Morgan Stanley	(5)
200	Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Citigroup Global Markets	(438)

			(14,695)

	TOTAL OPTIONS WRITTEN (premiums received $86,344)		(73,456)

	TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN(k) 111.7% (cost $125,453,818; Note 5)		138,716,948
	Liabilities in excess of other assets(l) (11.7)%		(14,516,826)

	NET ASSETS 100%		$124,200,122

The following abbreviations are used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	45

Portfolio of Investments

as of July 31, 2011 continued

CDO—Collateralized Debt Obligation

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligations

FHLMC—Federal Home Loan Mortgage Corporation

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

MTN—Medium Term Note

NR—Not Rated by Moody’s or Standard & Poor’s

PRFC—Preference Shares

SLM—Student Loan Mortgage

TBA—To Be Announced

TIPS—Treasury Inflation Protected Securities

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CNY—Chinese Yuan

EUR—Euro

GBP—British Pound

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

SGD—Singapore Dollar

TWD—New Taiwanese Dollar

†	The ratings reflected are as of July 31, 2011. Ratings of certain bonds may have changed subsequent to that date.
#	Principal and notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Non-income producing security.
(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2011.
(c)	Standard & Poor’s rating.
(d)	Represents issuer in default on interest payments. Non-income producing security.
(e)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(f)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(g)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(h)	Repurchase agreement is collateralized by United States Treasuries.
(i)	Exercise price and final cost determined on a future date, based upon the implied volatility.
(j)	Rates shown are the effective yields at purchase date.
(k)	As of July 31, 2011, 5 securities representing $343,731 and 0.3% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(l)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

See Notes to Financial Statements.

46	Visit our website at www.prudentialfunds.com

Futures contracts open at July 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2011	Unrealized Appreciation (Depreciation)(1)
	Long Positions:
29	90 Day Euro Dollar	Sep. 2011	$7,222,813	$7,222,813	$—
83	90 Day Euro Dollar	Dec. 2011	20,602,575	20,647,288	44,713
11	90 Day Euro Dollar	Mar. 2012	2,724,113	2,735,288	11,175
59	90 Day Euro Euribor	Sep. 2011	20,818,155	20,849,946	31,791
52	5 Year Euro-Bobl	Sep. 2011	8,702,848	8,929,678	226,830

					314,509

	Short Positions:
9	5 Year U.S. Treasury Notes	Sep. 2011	1,080,000	1,093,008	(13,008)
38	10 Year U.S. Treasury Notes	Sep. 2011	4,598,000	4,776,125	(178,125)

					(191,133)

					$123,376

(1)	Cash of $1,000 and U.S. Treasury Securities with a market value of $383,969 has been segregated to cover requirements for open futures contracts at July 31, 2011.

Forward foreign currency exchange contracts outstanding at July 31, 2011:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar,
Expiring 09/19/11	BNP Paribas	CAD	60	$61,014	$62,724	$1,710
Expiring 09/19/11	Citigroup Global Markets	CAD	1,321	1,374,867	1,380,962	6,095
Expiring 09/19/11	Royal Bank of Scotland PLC	CAD	60	62,016	62,724	708
Chinese Yuan,
Expiring 09/14/11	Citigroup Global Markets	CNY	239	36,000	37,119	1,119
Expiring 09/14/11	Royal Bank of Scotland	CNY	146	22,000	22,650	650
Expiring 09/14/11	UBS Securities	CNY	358	54,000	55,594	1,594
Expiring 11/04/11	Deutsche Bank	CNY	383	60,000	59,538	(462)
Expiring 11/15/11	Deutsche Bank	CNY	497	75,000	77,215	2,215
Expiring 02/13/12	Barclays Capital Group	CNY	2,524	392,328	393,639	1,311
Expiring 02/13/12	Barclays Capital Group	CNY	701	108,709	109,326	617
Expiring 02/13/12	Citigroup Global Markets	CNY	2,072	322,420	323,145	725
Expiring 02/13/12	Citigroup Global Markets	CNY	1,458	226,525	227,441	916

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	47

Portfolio of Investments

as of July 31, 2011 continued

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan (cont’d.)
Expiring 02/13/12	Citigroup Global Markets	CNY	668	$103,591	$104,163	$572
Expiring 02/13/12	Deutsche Bank	CNY	664	103,102	103,607	505
Expiring 02/13/12	Deutsche Bank	CNY	639	99,178	99,672	494
Expiring 02/13/12	JPMorgan Chase	CNY	854	134,000	133,162	(838)
Expiring 02/13/12	JPMorgan Chase	CNY	848	133,000	132,200	(800)
Expiring 02/13/12	JPMorgan Chase	CNY	847	133,000	132,179	(821)
Expiring 02/13/12	JPMorgan Chase	CNY	810	126,000	126,382	382
Expiring 02/13/12	JPMorgan Chase	CNY	676	104,910	105,432	522
Expiring 02/13/12	UBS Securities	CNY	534	82,867	83,228	361
Expiring 02/01/13	Deutsche Bank	CNY	291	46,248	45,869	(379)
Expiring 02/01/13	Deutsche Bank	CNY	27	4,186	4,181	(5)
Expiring 02/01/13	Goldman Sachs & Co.	CNY	797	127,000	125,559	(1,441)
Expiring 02/01/13	JPMorgan Chase	CNY	718	114,373	113,183	(1,190)
Expiring 08/05/13	Deutsche Bank	CNY	743	118,602	117,087	(1,515)
Euro,
Expiring 10/19/11	Barclays Capital Group	EUR	82	116,150	117,585	1,435
Indian Rupee,
Expiring 07/12/12	JPMorgan Chase	INR	26,241	564,571	563,849	(722)
Expiring 08/12/11	Barclays Capital Group	INR	16,324	347,921	368,443	20,522
Expiring 08/12/11	Hong Kong & Shanghai Bank	INR	9,917	219,593	223,822	4,229
Mexican Peso,
Expiring 11/18/11	Barclays Capital Group	MXN	5,262	446,000	443,640	(2,360)
Expiring 11/18/11	Barclays Capital Group	MXN	2,784	236,000	234,751	(1,249)
Expiring 11/18/11	Barclays Capital Group	MXN	2,381	202,000	200,769	(1,231)
Expiring 11/18/11	Morgan Stanley	MXN	8,590	732,275	724,263	(8,012)
New Taiwanese Dollar,
Expiring 01/11/12	Barclays Capital Group	TWD	13,711	478,398	477,169	(1,229)
Norwegian Krone,
Expiring 08/08/11	Deutsche Bank	NOK	4,413	836,778	819,098	(17,680)
Singapore Dollar,
Expiring 09/09/11	Royal Bank of Canada	SGD	868	698,519	721,134	22,615
South Korean Won,
Expiring 08/12/11	JPMorgan Chase	KRW	1,686,851	1,536,084	1,598,310	62,226
Expiring 11/14/11	JPMorgan Chase	KRW	790,783	742,241	744,575	2,334

				$11,381,466	$11,475,389	$93,923

See Notes to Financial Statements.

48	Visit our website at www.prudentialfunds.com

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 08/31/11	Citigroup Global Markets	AUD	30	$32,915	$32,838	$77
Expiring 08/31/11	Deutsche Bank	AUD	5,815	6,338,350	6,365,041	(26,691)
Brazilian Real,
Expiring 09/02/11	Barclays Capital Group	BRL	1,603	996,344	1,024,729	(28,385)
British Pound,
Expiring 09/13/11	UBS Securities	GBP	410	673,225	672,661	564
Canadian Dollar,
Expiring 09/19/11	Deutsche Bank	CAD	1,105	1,121,685	1,155,158	(33,473)
Expiring 09/19/11	Royal Bank of Canada	CAD	1,105	1,120,516	1,155,158	(34,642)
Expiring 09/19/11	Royal Bank of Canada	CAD	106	109,301	110,812	(1,511)
Chinese Yuan,
Expiring 09/14/11	Deutsche Bank	CNY	743	115,199	115,363	(164)
Euro,
Expiring 10/19/11	Credit Suisse First Boston Corp.	EUR	830	1,158,888	1,190,194	(31,306)
Expiring 10/19/11	Morgan Stanley	EUR	830	1,156,605	1,190,194	(33,589)
Indian Rupee,
Expiring 08/12/11	JPMorgan Chase	INR	26,241	589,956	592,264	(2,308)
Japanese Yen,
Expiring 10/17/11	Citigroup Global Markets	JPY	20,372	253,520	264,872	(11,352)
Mexican Peso,
Expiring 11/18/11	Deutsche Bank	MXN	276	23,512	23,300	212
Norwegian Krone,
Expiring 08/08/11	Citigroup Global Markets	NOK	2,509	455,047	465,696	(10,649)
South Korean Won,
Expiring 08/12/11	Barclays Capital Group	KRW	302,288	280,000	286,421	(6,421)
Expiring 08/12/11	JPMorgan Chase	KRW	790,783	746,268	749,276	(3,008)
Expiring 08/12/11	Royal Bank of Canada	KRW	280,696	260,000	265,963	(5,963)
Expiring 08/12/11	UBS Securities	KRW	313,084	290,000	296,650	(6,650)

				$15,721,331	$15,956,590	$(235,259)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	49

Portfolio of Investments

as of July 31, 2011 continued

Interest rate swap agreements outstanding at July 31, 2011:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC(1)	12/15/17	AUD	400	5.50%	6 month Australian Bank Bill rate	$4,839	$(1,761)	$6,600
Deutsche Bank(1)	12/15/17	AUD	200	5.50	6 month Australian Bank Bill rate	2,419	(788)	3,207
Barclays Bank PLC(1)	01/02/14	BRL	2,100	11.99	Brazilian interbank lending rate	(20,399)	428	(20,827)
Goldman Sachs & Co.(1)	01/02/14	BRL	4,400	11.96	Brazilian interbank lending rate	(44,871)	(4,023)	(40,848)
Merrill Lynch & Co.(1)	01/02/14	BRL	2,900	11.86	Brazilian interbank lending rate	(32,803)	3,275	(36,078)
Morgan Stanley & Co.(1)	01/02/13	BRL	2,700	11.98	Brazilian interbank lending rate	(15,775)	12,861	(28,636)
UBS AG(1)	01/02/13	BRL	2,400	12.51	Brazilian interbank lending rate	(1,633)	(1,823)	190
Morgan Stanley & Co.(1)	03/05/13	MXN	8,400	6.50	28 day Mexican interbank rate	8,537	(261)	8,798
UBS AG(1)	06/02/21	MXN	7,300	7.50	28 day Mexican interbank rate	28,742	24,483	4,259

						$(70,944)	$32,391	$(103,335)

(1)	Fund pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at July 31, 2011:

Counterparty	Termination Date	Notional Amount (000)(4)#	Fixed Rate	Reference Entity/Obligation	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit default swaps on credit indices—Sell Protection(1):
Bank of America Securities LLC	12/20/19	$1,200	1.00%	Dow Jones CDX IG3 10Y Index	$(15,124)	$(12,226)	$(2,898)
Morgan Stanley & Co.	12/20/15	470	0.46	Dow Jones CDX IG5 10Y Index	(36,313)	—	(36,313)
Morgan Stanley & Co.	12/20/15	1,500	0.46	Dow Jones CDX IG5 10Y Index	(115,566)	—	(115,566)

					$(167,003)	$(12,226)	$(154,777)

See Notes to Financial Statements.

50	Visit our website at www.prudentialfunds.com

The Fund entered into credit default swap agreements on corporate issues, sovereign issues, asset-backed securities and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Counterparty	Termination Date	Notional Amount (000)(4)#	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps—Buy Protection(2):
Bank of America Securities LLC	03/20/18	$2,000	1.83%	Con-way, Inc., 7.25%, due 01/15/18	$31,919	$—	$31,919
Barclays Bank PLC	06/20/13	200	1.00	Embarq Corp., 7.08%, due 06/01/16	(2,448)	(1,817)	(631)
Barclays Bank PLC	12/20/17	1,065	0.80	Dow Jones CDX IG9 10Y Index	33,169	8,633	24,536
Citigroup, Inc.	12/20/15	800	5.00	Dow Jones CDX HY15 5Y Index	(20,220)	(25,458)	5,238
Citigroup, Inc.	02/09/46	600	2.20	Vertical CDO, Ltd., 7.01%, due 02/09/46	552,466	—	552,466
Credit Suisse International	06/20/15	700	1.00	Dow Jones CDX IG14 5Y Index	(7,915)	(5,833)	(2,082)
Deutsche Bank	06/20/13	1,258	1.55	Dow Jones CDX IG10 5Y Index	(22,581)	(2,028)	(20,553)
Deutsche Bank	03/20/14	400	1.25	Embarq Corp., 7.08%, due 06/01/16	(6,840)	—	(6,840)
Deutsche Bank	03/20/14	200	1.27	Embarq Corp., 7.08%, due 06/01/16	(3,530)	—	(3,530)
Deutsche Bank	03/20/14	100	1.43	Embarq Corp., 7.08%, due 06/01/16	(2,191)	—	(2,191)
Deutsche Bank	06/20/18	1,000	0.84	Spectra Energy Capital, 6.20%, due 04/15/18	6,000	—	6,000
Deutsche Bank	06/20/18	1,646	1.50	Dow Jones CDX IG10 10Y Index	(17,128)	(18,595)	1,467
Goldman Sachs	06/20/13	4,937	1.55	Dow Jones CDX IG10 5Y Index	(88,583)	26,402	(114,985)
Goldman Sachs	12/20/17	1,646	0.80	Dow Jones CDX IG9 10Y Index	51,260	18,390	32,870
Goldman Sachs & Co.	06/20/18	4,453	1.50	Dow Jones CDX IG10 10Y Index	(46,346)	(100,274)	53,928
Merrill Lynch & Co.	12/20/11	272	0.00	Dow Jones CDX HY7 5Y Index	19,614	7,803	11,811

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	51

Portfolio of Investments

as of July 31, 2011 continued

Counterparty	Termination Date	Notional Amount (000)(4)#	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps—Buy Protection(2) (cont’d.):
Merrill Lynch & Co.	12/20/17	$194	0.80%	Dow Jones CDX IG9 10Y Index	$6,030	$888	$5,142
Morgan Stanley & Co.	12/20/12	700	0.14	Dow Jones CDX IG5 Index	267	—	267
Morgan Stanley & Co.	12/20/12	2,100	0.14	Dow Jones CDX IG5 Index	800	—	800
Morgan Stanley & Co.	06/20/15	1,400	1.00	Dow Jones CDX IG14 5Y Index	(15,829)	(11,787)	(4,042)
Morgan Stanley & Co.	12/20/17	1,549	0.80	Dow Jones CDX IG9 10Y Index	48,245	24,625	23,620
Morgan Stanley & Co.	06/20/18	4,356	1.50	Dow Jones CDX IG10 10Y Index	(45,339)	(80,740)	35,401
UBS AG	06/20/17	500	0.56	Cardinal Health Inc., 6.00%, due 06/15/17	6,527	—	6,527

					$477,347	$(159,791)	$637,138

(1)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

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Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$47,943,333	$343,731	$—
Exchange Traded Fund	38,902	—	—
Preferred Stocks	301,682	—	—
Unaffiliated Mutual Funds	84,373	—	—
Asset-Backed Securities	—	2,883,514	—
Bank Loan	—	955,833	—
Corporate Bonds	—	32,300,188	—
Foreign Government Bonds	—	9,600,315	—
Municipal Bonds	—	3,786,781	—
Residential Mortgage-Backed Securities	—	4,524,584	—
U.S. Government Mortgage-Backed Obligations	—	22,140,846	—
U.S. Treasury Obligations	—	3,761,734	—
U.S. Government Agency Obligations	—	4,298,409	—
Affiliated Money Market Mutual Fund	3,426,179	—	—
Repurchase Agreement	—	2,400,000	—
Options Written	(5,600)	(43,251)	(24,605)
Other Financial Instruments*
Futures	123,376	—	—
Forward foreign currency exchange contracts	—	(141,336)	—
Interest rate swap agreements	—	(103,335)	—
Credit default swap agreements	—	482,361	—

Total	$51,912,245	$87,190,374	$(24,605)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	53

Portfolio of Investments

as of July 31, 2011 continued

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2011 were as follows:

U.S. Government Mortgage-Backed Obligations	17.8%
Foreign Government Bonds	7.7
Financial—Bank & Trust	5.9
Oil, Gas & Consumable Fuels	5.4
Diversified Financial Services	5.1
Residential Mortgage-Backed Securities	3.6
U.S. Government Agency Obligations	3.5
Financial Services	3.4
Municipal Bonds	3.1
U.S. Treasury Obligations	3.0
Affiliated Money Market Mutual Fund	2.8
Retail & Merchandising	2.5
Metals & Mining	2.5
Transportation	2.4
Asset-Backed Securities	2.3
Pharmaceuticals	2.3
Insurance	2.3
Capital Markets	2.2
Repurchase Agreement	1.9
Telecommunications	1.6
Commercial Banks	1.4
Chemicals	1.4
Media	1.3
Electric Utilities	1.3
Internet Software & Services	1.2
Computer Hardware	1.2
Computer Services & Software	1.0
Manufacturing	1.0
Software	1.0
Tobacco Products	1.0
Internet & Catalog Retail	0.9
Aerospace & Defense	0.9
IT Services	0.8
Energy Equipment & Services	0.8
Bank Loans	0.8
Textiles, Apparel & Luxury Goods	0.7
Food Products	0.7
Machinery	0.6
Commercial Services	0.6
Food & Staples Retailing	0.6
Diversified Telecommunication Services	0.6
Hotels, Restaurants & Leisure	0.6
Healthcare Providers & Services	0.6
Beverages	0.6
Building & Construction	0.5

See Notes to Financial Statements.

54	Visit our website at www.prudentialfunds.com

Industry (cont’d.)
Biotechnology	0.5%
Real Estate Investment Trusts	0.5
Medical Supplies & Equipment	0.4
Farming & Agriculture	0.4
Electronic Components	0.4
Multi-Utilities	0.4
Foods	0.4
Healthcare Products	0.3
Computers & Peripherals	0.3
Hotels & Motels	0.3
Healthcare Services	0.3
Semiconductors	0.3
Specialty Retail	0.3
Wireless Telecommunication Services	0.3
Airlines	0.2
Consumer Products & Services	0.2
Internet Services	0.2
Life Sciences Tools & Services	0.2
Automobile Manufacturers	0.2
Investment Companies	0.2
Entertainment & Leisure	0.1
Healthcare Equipment & Supplies	0.1
Multi-Line Retail	0.1
Auto Parts & Equipment	0.1
Office Electronics	0.1
Miscellaneous Manufacturers	0.1
Business Services	0.1
Engineering/Construction	0.1
Consumer Finance	0.1
Household Products	0.1
Building Products	0.1
Auto Components	0.1
Unaffiliated Mutual Funds	0.1
Cosmetics/Personal Care	0.1
Semiconductors & Semiconductor Equipment	0.1
Air Freight & Logistics	0.1
Environmental Control	0.1
Containers & Packaging	0.1
Distribution/Wholesale	0.1
Automobiles	0.1

111.7
Liabilities in excess of other assets	(11.7)

100.0%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	55

Portfolio of Investments

as of July 31, 2011 continued

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk.

The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Payable to broker—variation margin	$314,509	*	Payable to broker—variation margin	$191,133	*
Interest rate contracts	Premiums paid for swap agreements	41,047		Premiums received for swap agreements	8,656
Interest rate contracts	Unrealized appreciation on swap agreements	23,054		Unrealized depreciation on swap agreements	126,389
Interest rate contracts	—	—		Outstanding options written, at value	62,997
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	134,710		Unrealized depreciation on foreign currency exchange contracts	276,046
Credit contracts	Unrealized appreciation on swap agreements	791,992		Unrealized depreciation on swap agreements	309,631
Credit contracts	Premiums paid for swap agreements	86,741		Premiums received for swap agreements	258,758
Credit contracts	—	—		Outstanding options written, at value	10,459

Total		$1,392,053			$1,244,069

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

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The effects of derivative instruments on the Statement of Operations for the year ended July 30, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$46,982	$149,715	$(218,707)	$—	$(22,010)
Foreign exchange contracts	—	3,668	—	(730,939)	(727,271)
Credit contracts	—	19,361	(407,682)	—	(388,321)
Equity contracts	35,883	—	—	—	35,883

Total	$82,865	$172,744	$(626,389)	$(730,939)	$(1,101,719)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$103,637	$77,638	$(134,313)	$—	$46,962
Foreign exchange contracts	—	—	—	74,010	74,010
Credit contracts	—	9,607	(178,637)	—	(169,030)

Total	$103,637	$87,245	$(312,950)	$74,010	$(48,058)

For the year ended July 31, 2011, the Fund’s average volume of derivative activities are as follows:

Written Options(1)	Futures Contracts-Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Purchase Contracts(3)	Forward Foreign Currency Exchange sale Contracts(4)	Interest Rate Swap Agreements(5)	Credit default Swap Agreements- Buy Protection(5)	Credit Default Swap Agreements- Sell Protection(5)
$106,239	$29,150,905	$1,135,600	$8,327,948	$10,159,723	$9,691,218	$31,555,100	$3,330,000

(1)	Premium Received.
(2)	Value at Trade Date.
(3)	Value at Settlement Date Payable.
(4)	Value at Settlement Date Receivable.
(5)	Notional Amount.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	57

Statement of Assets and Liabilities

as of July 31, 2011

Assets
Investments at value:
Unaffiliated investments (cost $122,113,983)	$135,364,225
Affiliated investments (cost $3,426,179)	3,426,179
Cash	340,846
Foreign currency, at value (cost $133,569)	134,011
Unrealized appreciation on swap agreements	815,046
Dividend and interest receivable	673,380
Receivable for investments sold	347,894
Unrealized appreciation on foreign currency exchange contracts	134,710
Premiums paid for swap agreements	127,788
Receivable for Fund shares sold	13,095
Tax reclaim receivable	2,902
Deposit with broker	1,000

Total assets	141,381,076

Liabilities
Payable for investments purchased	15,002,070
Payable to broker	560,000
Unrealized depreciation on swap agreements	436,020
Unrealized depreciation on foreign currency exchange contracts	276,046
Premiums received for swap agreements	267,414
Accrued expenses and other liabilities	238,638
Payable for Fund shares reacquired	178,022
Management fee payable	79,955
Outstanding options written (premiums received $86,344)	73,456
Distribution fee payable	47,387
Affiliated transfer agent fee payable	12,787
Payable to broker-variation margin	4,746
Deferred trustees’ fees	4,413

Total liabilities	17,180,954

Net Assets	$124,200,122

Net assets were comprised of:
Shares of beneficial interest, at par	$12,104
Paid-in capital, in excess of par	120,906,791

120,918,895
Undistributed net investment income	583,514
Accumulated net realized loss on investment and foreign currency transactions	(10,918,205)
Net unrealized appreciation on investments and foreign currencies	13,615,918

Net assets, July 31, 2011	$124,200,122

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share, ($86,745,928 ÷ 8,422,946 shares of common stock issued and outstanding)	$10.30
Maximum sales charge (5.5% of offering price)	.60

Maximum offering price to public	$10.90

Class B:
Net asset value, offering price and redemption price per share, ($13,994,913 ÷ 1,378,145 shares of common stock issued and outstanding)	$10.15

Class C:
Net asset value, offering price and redemption price per share, ($19,133,273 ÷ 1,884,356 shares of common stock issued and outstanding)	$10.15

Class M:
Net asset value, offering price and redemption price per share, ($49,607 ÷ 4,886 shares of common stock issued and outstanding)	$10.15

Class R:
Net asset value, offering price and redemption price per share, ($232,438 ÷ 22,617 shares of common stock issued and outstanding)	$10.28

Class X:
Net asset value, offering price and redemption price per share, ($123,042 ÷ 12,116 shares of common stock issued and outstanding)	$10.16

Class Z:
Net asset value, offering price and redemption price per share, ($3,920,921 ÷ 378,678 shares of common stock issued and outstanding)	$10.35

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	59

Statement of Operations

Year Ended July 31, 2011

Net Investment Income
Income
Unaffiliated interest income	$3,016,331
Unaffiliated dividend income (net of foreign withholding taxes $4,368)	925,655
Affiliated dividend income	8,864

3,950,850

Expenses
Management fee	954,172
Distribution fee—Class A	208,487
Distribution fee—Class B	189,000
Distribution fee—Class C	202,076
Distribution fee—Class M	937
Distribution fee—Class R	3,346
Distribution fee—Class X	3,907
Custodian’s fees and expenses	243,000
Transfer agent’s fees and expenses (including affiliated expense of $77,800)	167,000
Registration fees	85,000
Audit fee	68,000
Reports to shareholders	46,000
Legal fee	20,000
Trustees’ fees	13,000
Insurance expense	3,000
Miscellaneous	17,140

Total expenses	2,224,065

Net investment income	1,726,785

Net Realized And Unrealized Gain (Loss) On Investment And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	7,097,564
Options written transactions	172,744
Foreign currency transactions	(933,597)
Futures transactions	82,865
Swap agreement transactions	(626,389)
Short sale transactions	(6,059)

5,787,128

Net change in unrealized appreciation (depreciation) on:
Investments	4,461,606
Options written	87,245
Foreign currencies	76,443
Futures	103,637
Swaps	(312,950)
Short Sales	610

4,416,591

Net gain on investments	10,203,719

Net Increase In Net Assets Resulting From Operations	$11,930,504

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,726,785	$2,151,110
Net realized gain on investment and foreign currency transactions	5,787,128	7,589,921
Net change in unrealized appreciation on investments and foreign currencies	4,416,591	4,961,572

Net increase in net assets resulting from operations	11,930,504	14,702,603

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(1,475,714)	(207,106)
Class B	(236,821)	(55,007)
Class C	(245,325)	(39,956)
Class M	(1,302)	(828)
Class R	(12,420)	(1,964)
Class X	(5,173)	(1,787)
Class Z	(67,702)	(10,604)

	(2,044,457)	(317,252)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	16,425,355	16,410,476
Net asset value of shares issued in reinvestment of dividends and distributions	1,985,733	307,143
Cost of shares reacquired	(27,536,944)	(30,874,243)

Net decrease in net assets resulting from Fund share transactions	(9,125,856)	(14,156,624)

Total increase	760,191	228,727

Net Assets
Beginning of year	123,439,931	123,211,204

End of year(a)	$124,200,122	$123,439,931

(a) Includes undistributed net income of:	$583,514	$2,182,547

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	61

Notes to Financial Statements

Target Asset Allocation Funds (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940 (“1940 Act”), as amended and presently consisting of three portfolios: Target Moderate Allocation Fund, Target Conservative Allocation Fund (the “Fund”) and Target Growth Allocation Fund. These financial statements relate only to Target Conservative Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisors”), each managing a portion of the Fund’s assets. The following lists the Subadvisors and their respective segment during the year ended July 31, 2011.

Fund Segment	Subadvisors
Large-cap value stocks	Hotchkis and Wiley Capital Management Eaton Vance Management NFJ Investment Group L.P.

Large-cap growth stocks	Marsico Capital Management, LLC Massachusetts Financial Services Company

Core fixed income bonds	Pacific Investment Management Company LLC

Small-cap value stocks	EARNEST Partners, LLC Vaughan Nelson Investment Management, L.P.

Small-cap growth stocks	Eagle Asset Management, Inc.

The investment objective of the Fund is to seek to provide current income and a reasonable level of capital appreciation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market,

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including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the Subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal

Target Asset Allocation Funds/Target Conservative Allocation Fund	63

Notes to Financial Statements

continued

amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

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Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in unrealized appreciation or depreciation on forward foreign currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense.

A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively the proceeds originally received.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates, with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund’s

Target Asset Allocation Funds/Target Conservative Allocation Fund	65

Notes to Financial Statements

continued

principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on affecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written transactions.

The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Fund writes an option on a swap contract, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps, is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a

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future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

With exchange-traded futures and option contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options against default.

Swap Agreements: The Fund entered into credit default and interest rate swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at reporting date, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over

Target Asset Allocation Funds/Target Conservative Allocation Fund	67

Notes to Financial Statements

continued

the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund purchased credit default swaps to provide a measure of protection against defaults of the issuers. The Fund used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund as a seller of protection could be required to make under a credit default swap agreement would be equal to the

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notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of July 31, 2011, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Target Asset Allocation Funds/Target Conservative Allocation Fund	69

Notes to Financial Statements

continued

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy on the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

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Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is computed daily and payable monthly at an annual rate of 0.75 % of average daily net assets up to $500 million, 0.70% of average daily net assets for the next $500 million and 0.65% of average daily net assets in excess of $1 billion. The effective management fee rate was 0.75% for the year ended July 31, 2011.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class M, Class R and Class X shares, pursuant to plans of distribution (the Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1%, 1%, 0.75% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively. PIMS has contractually agreed to limit such expenses to 0.25% and 0.50% of the average daily net assets of Class A shares and Class R shares, respectively.

PIMS has advised the Fund that it has received $65,442 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2011. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs. PIMS has advised the Fund that for the year ended July 31, 2011, it has received $26,670, $2,199, and $30, in

Target Asset Allocation Funds/Target Conservative Allocation Fund	71

Notes to Financial Statements

continued

contingent deferred sales charges imposed upon certain redemptions by Class B, Class C and Class M shareholders, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Taxable Core Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, as amended, and managed by PI. Earnings from the Portfolio are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. Government investments, for the year ended July 31, 2011, aggregated $216,144,331 and $195,767,683, respectively.

Transactions in options written during the year ended July 31, 2011, were as follows:

	Notional Amount (000)	Premiums Received
Options outstanding at July 31, 2010	48,000	$96,491
Written options	55,700	254,626
Expired options	(56,200)	(169,164)
Closed options	(18,800)	(95,609)

Options outstanding at July 31, 2011	28,700	$86,344

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting

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principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended July 31, 2011, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment and foreign currency transactions by $1,281,361 due to differences in the treatment for books and tax purposes of certain transactions involving foreign securities and currencies, reclasses on swaps and paydown losses. Net investment income, net realized gain on investments and foreign currency transactions and net assets were not affected by this change.

For the years ended July 31, 2011 and July 31, 2010, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $2,044,457 and $317,252 of ordinary income, respectively.

As of July 31, 2011, the accumulated undistributed earnings on a tax basis was $1,020,752 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation
$128,681,953	$15,347,591	$(5,239,140)	$10,108,451	$652,033	$10,760,484

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales and straddles. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency transactions and mark to market of receivable, payables, futures, forwards and options.

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2011 of approximately $8,236,000 which expires in 2018. The Fund utilized approximately $5,973,000 of its capital loss carryforward to offset net taxable gains realized in the year ended July 31, 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment

Target Asset Allocation Funds/Target Conservative Allocation Fund	73

Notes to Financial Statements

continued

losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

In addition, the Fund has elected to treat net foreign currency losses of approximately $259,000, incurred between November 1, 2010 and July 31, 2011 as being incurred during the year ending July 31, 2012.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax would be required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%.

Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year. Class M shares automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1%

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annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a monthly basis approximately ten years after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. As of July 31, 2011, Prudential owned 246 shares of Class R shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2011:
Shares sold	1,236,113	$12,355,878
Shares issued in reinvestment of dividends and distributions	146,654	1,440,143
Shares reacquired	(1,774,883)	(17,850,211)

Net increase (decrease) in shares outstanding before conversion	(392,116)	(4,054,190)
Shares issued, upon conversion from Class B , Class M, and Class X	918,469	9,177,661

Net increase (decrease) in shares outstanding	526,353	$5,123,471

Year ended July 31, 2010:
Shares sold	1,441,775	$13,350,819
Shares issued in reinvestment of dividends and distributions	22,489	202,178
Shares reacquired	(1,748,409)	(16,153,001)

Net increase (decrease) in shares outstanding before conversion	(284,145)	(2,600,004)
Shares issued, upon conversion from Class B , Class M, and Class X	694,166	6,375,105

Net increase (decrease) in shares outstanding	410,021	$3,775,101

Class B
Year ended July 31, 2011:
Shares sold	113,360	$1,125,382
Shares issued in reinvestment of dividends and distributions	23,533	228,979
Shares reacquired	(378,904)	(3,749,663)

Net increase (decrease) in shares outstanding before conversion	(242,011)	(2,395,302)
Shares reaquired upon conversion into Class A	(846,320)	(8,353,080)

Net increase (decrease) in shares outstanding	(1,088,331)	$(10,748,382)

Year ended July 31, 2010:
Shares sold	114,212	$1,043,806
Shares issued in reinvestment of dividends and distributions	5,958	53,207
Shares reacquired	(870,033)	(7,949,057)

Net increase (decrease) in shares outstanding before conversion	(749,863)	(6,852,044)
Shares reaquired upon conversion into Class A	(651,996)	(5,931,165)

Net increase (decrease) in shares outstanding	(1,401,859)	$(12,783,209)

Target Asset Allocation Funds/Target Conservative Allocation Fund	75

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended July 31, 2011:
Shares sold	127,848	$1,261,855
Shares issued in reinvestment of dividends and distributions	23,842	231,983
Shares reacquired	(445,836)	(4,425,705)

Net increase (decrease) in shares outstanding	(294,146)	$(2,931,867)

Year ended July 31, 2010:
Shares sold	151,455	$1,371,921
Shares issued in reinvestment of dividends and distributions	4,171	37,245
Shares reacquired	(560,891)	(5,132,891)

Net increase (decrease) in shares outstanding	(405,265)	$(3,723,725)

Class M
Year ended July 31, 2011:
Shares sold	1,156	$11,297
Shares issued in reinvestment of dividends and distributions	134	1,302
Shares reacquired	(1,844)	(17,937)

Net increase (decrease) in shares outstanding before conversion	(554)	(5,338)
Shares reaquired upon conversion into Class A	(12,448)	(121,609)

Net increase (decrease) in shares outstanding	(13,002)	$(126,947)

Year ended July 31, 2010:
Shares sold	2,923	$26,032
Shares issued in reinvestment of dividends and distributions	83	743
Shares reacquired	(20,408)	(184,048)

Net increase (decrease) in shares outstanding before conversion	(17,402)	(157,273)
Shares reaquired upon conversion into Class A	(21,555)	(197,717)

Net increase (decrease) in shares outstanding	(38,957)	$(354,990)

Class R
Year ended July 31, 2011:
Shares sold	20,749	$203,885
Shares issued in reinvestment of dividends and distributions	1,265	12,420
Shares reacquired	(71,666)	(741,615)

Net increase (decrease) in shares outstanding	(49,652)	$(525,310)

Year ended July 31, 2010:
Shares sold	8,218	$75,051
Shares issued in reinvestment of dividends and distributions	219	1,964
Shares reacquired	(21,130)	(191,904)

Net increase (decrease) in shares outstanding	(12,693)	$(114,889)

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Class X	Shares	Amount
Year ended July 31, 2011:
Shares sold	16,286	$158,552
Shares issued in reinvestment of dividends and distributions	532	5,173
Shares reacquired	(15,021)	(146,500)

Net increase (decrease) in shares outstanding before conversion	1,797	17,225
Shares reaquired upon conversion into Class A	(71,382)	(702,972)

Net increase (decrease) in shares outstanding	(69,585)	$(685,747)

Year ended July 31, 2010:
Shares sold	23,721	$216,877
Shares issued in reinvestment of dividends and distributions	199	1,780
Shares reacquired	(31,416)	(286,957)

Net increase (decrease) in shares outstanding before conversion	(7,496)	(68,300)
Shares reaquired upon conversion into Class A	(26,736)	(246,223)

Net increase (decrease) in shares outstanding	(34,232)	$(314,523)

Class Z
Year ended July 31, 2011:
Shares sold	131,164	$1,308,506
Shares issued in reinvestment of dividends and distributions	6,667	65,733
Shares reacquired	(59,727)	(605,313)

Net increase (decrease) in shares outstanding	78,104	$768,926

Year ended July 31, 2010:
Shares sold	34,597	$325,970
Shares issued in reinvestment of dividends and distributions	1,113	10,026
Shares reacquired	(106,335)	(976,385)

Net increase (decrease) in shares outstanding	(70,625)	$(640,389)

Note 7. Borrowings

The Trust, along with other affiliated registered investment companies (the “Companies”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Companies pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Companies had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of 0.15% of the unused portion. Interest on any borrowings under these SCAs is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Target Asset Allocation Funds/Target Conservative Allocation Fund	77

Notes to Financial Statements

continued

The Fund did not utilize the SCA during the year ended July 31, 2011.

Note 8. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective control for Repurchase Agreements.” The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended July 31,
	2011(c)	2010(c)	2009(c)	2008(c)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.53	$8.48	$9.84	$10.66	$10.33
Income (loss) from investment operations:
Net investment income	.16	.18	.23	.27	.25
Net realized and unrealized gain (loss) on investments	.79	.90	(.92)	(.32)	.56
Total from investment operations	.95	1.08	(.69)	(.05)	.81
Less Dividends and Distributions:
Dividends from net investment income	(.18)	(.03)	(.37)	(.27)	(.27)
Tax return of capital	-	-	(.05)	-	-
Distributions from net realized gains on investments	-	-	(.25)	(.50)	(.21)
Total dividends and distributions	(.18)	(.03)	(.67)	(.77)	(.48)
Net asset value, end of year	$10.30	$9.53	$8.48	$9.84	$10.66
Total Return(a)	10.04%	12.72%	(6.36)%	(.75)%	7.93%

Ratios/Supplemental Data:
Net assets, end of year (000)	$86,746	$75,228	$63,491	$68,408	$60,657
Average net assets (000)	$83,395	$70,865	$59,479	$65,817	$61,106
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(b)	1.52%	1.52%	1.64% (e)	1.43%	1.35%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.27%	1.39% (e)	1.18%	1.10%
Net investment income	1.59%	2.00%	2.76%	2.59%	2.34%
For Class A, B, C, M, R, X and Z shares:
Portfolio turnover rate	188%	200%	356%	353%	395%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to ..25% of the average daily assets of the Class A shares.

(c) Calculated based upon the average shares outstanding during the year.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Includes interest expense of .06%.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	79

Financial Highlights

continued

Class B Shares
	Year Ended July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.41	$8.43	$9.82	$10.64	$10.31
Income (loss) from investment operations:
Net investment income	.08	.11	.17	.19	.17
Net realized and unrealized gain (loss) on investments	.78	.89	(.92)	(.32)	.56
Total from investment operations	.86	1.00	(.75)	(.13)	.73
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.02)	(.34)	(.19)	(.19)
Tax return of capital	-	-	(.05)	-	-
Distributions from net realized gains on investments	-	-	(.25)	(.50)	(.21)
Total dividends and distributions	(.12)	(.02)	(.64)	(.69)	(.40)
Net asset value, end of year	$10.15	$9.41	$8.43	$9.82	$10.64
Total Return(a)	9.20%	11.82%	(7.05)%	(1.49)%	7.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13,995	$23,212	$32,609	$56,853	$78,305
Average net assets (000)	$18,900	$28,746	$39,077	$70,345	$87,224
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.27%	2.27%	2.39% (d)	2.18%	2.10%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.27%	1.39% (d)	1.18%	1.10%
Net investment income	.82%	1.26%	2.08%	1.82%	1.60%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .06%.

See Notes to Financial Statements.

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Class C Shares
	Year Ended July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.41	$8.43	$9.82	$10.64	$10.31
Income (loss) from investment operations:
Net investment income	.08	.11	.17	.19	.17
Net realized and unrealized gain (loss) on investments	.78	.89	(.92)	(.32)	.56
Total from investment operations	.86	1.00	(.75)	(.13)	.73
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.02)	(.34)	(.19)	(.19)
Tax return of capital	-	-	(.05)	-	-
Distributions from net realized gains on investments	-	-	(.25)	(.50)	(.21)
Total dividends and distributions	(.12)	(.02)	(.64)	(.69)	(.40)
Net asset value, end of year	$10.15	$9.41	$8.43	$9.82	$10.64
Total Return(a)	9.20%	11.82%	(7.05)%	(1.49)%	7.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$19,133	$20,499	$21,777	$29,417	$32,800
Average net assets (000)	$20,208	$21,746	$23,090	$32,068	$34,907
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.27%	2.27%	2.39% (d)	2.18%	2.10%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.27%	1.39% (d)	1.18%	1.10%
Net investment income	.83%	1.26%	2.04%	1.83%	1.60%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .06%.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	81

Financial Highlights

continued

Class M Shares
	Year Ended July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.41	$8.43	$9.82	$10.64	$10.31
Income (loss) from investment operations:
Net investment income	.08	.12	.17	.19	.17
Net realized and unrealized gain (loss) on investments	.78	.88	(.92)	(.32)	.56
Total from investment operations	.86	1.00	(.75)	(.13)	.73
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.02)	(.34)	(.19)	(.19)
Tax return of capital	-	-	(.05)	-	-
Distributions from net realized gains on investments	-	-	(.25)	(.50)	(.21)
Total dividends and distributions	(.12)	(.02)	(.64)	(.69)	(.40)
Net asset value, end of year	$10.15	$9.41	$8.43	$9.82	$10.64
Total Return(a)	9.20%	11.82%	(7.06)%	(1.49)%	7.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$50	$168	$479	$1,047	$2,936
Average net assets (000)	$94	$339	$654	$2,357	$3,219
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.27%	2.27%	2.39% (d)	2.18%	2.10%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.27%	1.39% (d)	1.18%	1.10%
Net investment income	.80%	1.28%	2.09%	1.81%	1.60%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .06%.

See Notes to Financial Statements.

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Class R Shares
	Year Ended July 31,
	2011(c)	2010(c)	2009(c)	2008(c)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.51	$8.48	$9.85	$10.67	$10.34
Income (loss) from investment operations:
Net investment income	.13	.16	.24	.24	.23
Net realized and unrealized gain (loss) on investments	.80	.89	(.95)	(.31)	.55
Total from investment operations	.93	1.05	(.71)	(.07)	.78
Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.02)	(.36)	(.25)	(.24)
Tax return of capital	-	-	(.05)	-	-
Distributions from net realized gains on investments	-	-	(.25)	(.50)	(.21)
Total dividends and distributions	(.16)	(.02)	(.66)	(.75)	(.45)
Net asset value, end of year	$10.28	$9.51	$8.48	$9.85	$10.67
Total Return(a)	9.84%	12.44%	(6.59)%	(.99)%	7.64%

Ratios/Supplemental Data:
Net assets, end of year (000)	$232	$687	$721	$4,015	$8,751
Average net assets (000)	$669	$686	$1,255	$4,787	$8,273
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(b)	1.77%	1.77%	1.89% (e)	1.68%	1.60%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.27%	1.39% (e)	1.18%	1.10%
Net investment income	1.29%	1.76%	2.70%	2.33%	2.09%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily assets of the Class R shares.

(c) Calculated based upon the average shares outstanding during the year.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Includes interest expense of .06%.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	83

Financial Highlights

continued

Class X Shares
	Year Ended July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.41	$8.43	$9.82	$10.63	$10.31
Income (loss) from investment operations:
Net investment income	.08	.12	.18	.21	.17
Net realized and unrealized gain (loss) on investments	.79	.88	(.93)	(.31)	.55
Total from investment operations	.87	1.00	(.75)	(.10)	.72
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.02)	(.34)	(.21)	(.19)
Tax return of capital	-	-	(.05)	-	-
Distributions from net realized gains on investments	-	-	(.25)	(.50)	(.21)
Total dividends and distributions	(.12)	(.02)	(.64)	(.71)	(.40)
Net asset value, end of year	$10.16	$9.41	$8.43	$9.82	$10.63
Total Return(a)	9.31%	11.82%	(7.05)%	(1.22)%	7.13%

Ratios/Supplemental Data:
Net assets, end of year (000)	$123	$769	$977	$2,120	$2,601
Average net assets (000)	$391	$863	$1,342	$2,441	$2,463
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.27%	2.27%	2.37% (d)	1.99%	2.10%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.27%	1.39% (d)	1.18%	1.10%
Net investment income	.78%	1.26%	2.13%	2.02%	1.60%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .06%.

See Notes to Financial Statements.

84	Visit our website at www.prudentialfunds.com

Class Z Shares
	Year Ended July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.57	$8.50	$9.85	$10.67	$10.34
Income (loss) from investment operations:
Net investment income	.19	.21	.26	.30	.28
Net realized and unrealized gain (loss) on investments	.79	.89	(.93)	(.32)	.56
Total from investment operations	.98	1.10	(.67)	(.02)	.84
Less Dividends and Distributions:
Dividends from net investment income	(.20)	(.03)	(.38)	(.30)	(.30)
Tax return of capital	-	-	(.05)	-	-
Distributions from net realized gains on investments	-	-	(.25)	(.50)	(.21)
Total dividends and distributions	(.20)	(.03)	(.68)	(.80)	(.51)
Net asset value, end of year	$10.35	$9.57	$8.50	$9.85	$10.67
Total Return(a)	10.31%	12.97%	(6.14)%	(.50)%	8.20%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,921	$2,877	$3,156	$5,610	$5,397
Average net assets (000)	$3,567	$3,031	$3,809	$5,771	$4,521
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.27%	1.27%	1.39% (d)	1.18%	1.10%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.27%	1.39% (d)	1.18%	1.10%
Net investment income	1.84%	2.26%	3.10%	2.85%	2.59%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .06%.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	85

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Target Asset Allocation Funds—Target Conservative Allocation Fund:

We have audited the accompanying statement of assets and liabilities of the Target Conservative Allocation Fund (hereafter referred to as the “Fund”), a portfolio of the Target Asset Allocation Funds, including the portfolio of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 21, 2011

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”) to advise you within 60 days of the Fund’s year end (July 31, 2011) as to the federal tax status of dividends paid by the Fund during such year. We are advising you that in the year ended July 31, 2011, the Fund paid ordinary income dividends of $0.178 per share for Class A shares, $0.121 per share for Class B, C, M and X shares, $0.159 per share for Class R shares and $0.197 per share for Class Z shares, which are taxable as such.

For the year ended July 31, 2011, the Fund designates the maximum amount allowable but not less than the following percentages of ordinary income distributions paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); 2) eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code (DRD); and 3) interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD):

	QDI	DRD	IRD
Target Conservative Allocation Fund	35.54%	32.69%	28.90%

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends received by you in calendar year 2011.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 2.78% of the ordinary income dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Target Asset Allocation Funds/Target Conservative Allocation Fund	87

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).
Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (71) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Target Asset Allocation Funds/Target Conservative Allocation Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Judy A. Rice, Board Member and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Target Asset Allocation Funds/Target Conservative Allocation Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an Officer of the Funds is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

¡	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
¡	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
¡

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

¡

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.

¡

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Target Conservative Allocation (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Target Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with various subadvisers. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and each subadviser. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees,

[1]	Target Conservative Allocation Fund is one of three series which, together, comprise the Target Asset Allocation Funds.

Target Asset Allocation Funds/Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Target Asset Allocation Funds, and between PI and each subadviser,2 each of which serve as subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality, and extent of services provided to the Fund by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

[2]

The Fund’s subadvisers are: Eagle Asset Management, Eaton Vance Management, Marsico Capital Management LLC, Massachusetts Financial Services Company, Hotchkis and Wiley Capital Management LLC, NFJ Investment Group LLC, EARNEST Partners LLC, Vaughan Nelson Investment Management, and Pacific Investment Management Company LLC.

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The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent, and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board noted that the Fund’s gross performance in relation to its Peer Universe (the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe) was in the first quartile for the one- and 10-year periods, in the second quartile for the five-year period, and in the third quartile for the three-year period. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s third quartile, and that total expenses ranked in the Expense Group’s fourth quartile. The Board also considered PI’s explanation that the Fund’s fourth quartile total expense ranking was largely due to the custodial fees incurred by the Fund, which were attributable to the “sleeve” nature of the Fund. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided and the Fund’s competitive performance.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its

Target Asset Allocation Funds/Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations, and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that none of the subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Eagle Asset Management, Inc.	880 Carillon Parkway St. Petersburg, Fl 33716

	EARNEST Partners, LLC	1180 Peachtree Street Suite 2300 Atlanta, GA 30309

	Eaton Vance Management	Two International Place Boston, MA 02110

	Hotchkis and Wiley Capital Management	725 South Figueroa Street 39th Floor Los Angeles, CA 90017

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	Massachusetts Financial Services Company	500 Boylston Street Boston, MA 02116

	NFJ Investment Group L.P.	2100 Ross Avenue Dallas, TX 75201

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and, if available, the summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and, if available, the summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and, if available, the summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Asset Allocation Funds, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings as of the end of each calendar month is also available on the Fund’s website no sooner than approximately three business days prior to the end of the following month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Target Conservative Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PCGAX	PBCFX	PCCFX	N/A	PCLRX	N/A	PDCZX
CUSIP	87612A104	87612A203	87612A302	87612A609	87612A401	87612A708	87612A500

MFSP504E 0209278-00001-00

ANNUAL REPORT	JULY 31, 2011

Target

Moderate Allocation Fund

Objective Seeks capital appreciation and a reasonable level of current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Target Funds, Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery/mutualfunds

September 15, 2011

Dear Shareholder:

On the following pages, you’ll find your annual report for the Target Moderate Allocation Fund.

Target Asset Allocation Funds are managed by institutional-quality asset managers selected, matched, and monitored by a research team from Prudential Investments LLC. Portions of the Funds’ assets are assigned to carefully chosen asset managers, with the allocations actively managed on the basis of our projections for the financial markets and the managers’ individual strengths.

We believe our Target Moderate Allocation Fund will help you to achieve broad, actively managed diversification at a targeted risk/return balance with a single investment purchase. We appreciate your continued confidence in us. Keep in mind that diversification and asset allocation do not assure a profit or protect against a loss in a declining market.

Sincerely,

Judy A. Rice, President

Target Asset Allocation Funds

Target Asset Allocation Funds/Target Moderate Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.42%; Class B, 2.12%; Class C, 2.12%; Class M, 2.12%; Class R, 1.87%; Class X, 2.12%; Class Z, 1.12%. Net operating expenses: Class A, 1.37%; Class B, 2.12%; Class C, 2.12%; Class M, 2.12%; Class R, 1.62%; Class X, 1.37%; Class Z, 1.12%, after contractual reduction through 11/30/2012 for Class A and Class R shares.

Cumulative Total Returns (Without Sales Charges) as of 7/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	13.51%	16.18%	53.91%	—
Class B	12.57	11.90	42.87	—
Class C	12.57	11.90	42.87	—
Class M	12.71	11.93	N/A	30.09% (10/04/04)
Class R	13.16	14.68	N/A	34.58 (10/04/04)
Class X	13.51	13.31	N/A	31.89 (10/04/04)
Class Z	13.75	17.57	57.71	—
Customized Blend	14.75	23.85	60.76	—
S&P 500 Index	19.65	12.58	29.38	—
Lipper Mixed-Asset Target Allocation Growth Funds Avg.	15.20	18.47	48.80	—

Average Annual Total Returns (With Sales Charges) as of 6/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	13.78%	2.07%	3.82%	—
Class B	14.65	2.29	3.65	—
Class C	18.54	2.45	3.64	—
Class M	13.58	2.13	N/A	4.00% (10/04/04)
Class R	20.15	2.97	N/A	4.65 (10/04/04)
Class X	14.41	2.17	N/A	4.09 (10/04/04)
Class Z	20.77	3.46	4.67	—
Customized Blend	21.76	4.66	4.92	—
S&P 500 Index	30.68	2.95	2.72	—
Lipper Mixed-Asset Target Allocation Growth Funds Avg.	23.35	3.72	4.07	—

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Average Annual Total Returns (With Sales Charges) as of 7/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	7.27%	1.89%	3.82%	—
Class B	7.57	2.10	3.63	—
Class C	11.57	2.27	3.63	—
Class M	6.71	1.94	N/A	3.82% (10/04/04)
Class R	13.16	2.78	N/A	4.45 (10/04/04)
Class X	7.51	2.02	N/A	3.91 (10/04/04)
Class Z	13.75	3.29	4.66	—

Average Annual Total Returns (Without Sales Charges) as of 7/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	13.51%	3.05%	4.41%	—
Class B	12.57	2.27	3.63	—
Class C	12.57	2.27	3.63	—
Class M	12.71	2.28	N/A	3.93% (10/04/04)
Class R	13.16	2.78	N/A	4.45 (10/04/04)
Class X	13.51	2.53	N/A	4.14 (10/04/04)
Class Z	13.75	3.29	4.66	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Target Moderate Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Customized Benchmark for the Target Moderate Allocation Fund (Customized Blend) by portraying the initial

Target Asset Allocation Funds/Target Moderate Allocation Fund	3

Your Fund’s Performance (continued)

account values at the beginning of the 10-year period for Class A shares (July 31, 2001) and the account values at the end of the current fiscal year (July 31, 2011) as measured on a quarterly basis. The S&P 500 Index and the Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2011, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Under certain circumstances, an exchange may be made from Class A to Class Z shares of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and to 1% in the seventh year, and a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and to 1% in the eighth year, and a 12b-1 fee of 1% annually. Class X shares automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R and Z shares are not subject to a sales charge. Class R shares are subject to a 12b-1 fee of up to 0.75% annually. Class Z shares are not subject to a 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Customized Blend

The Customized Benchmark for the Target Moderate Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000® Index (52%), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) (13%), and the Barclays Capital U.S. Aggregate Bond Index (35%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund

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segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE ND Index is an unmanaged weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed. The Fund utilizes the net dividends (ND) version of the MSCI EAFE Index. The net dividends and gross dividends versions of the MSCI EAFE Index differ in that the net dividends returns reflect the impact of the maximum withholding taxes on reinvested dividends while the gross dividends version does not reflect the impact of the maximum withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. Customized Blend Closest Month-End to Inception cumulative total return as of 7/31/11 is 45.69% for Class M, Class R, and Class X. Customized Blend Closest Month-End to Inception average annual total return as of 6/30/11 is 5.87% for Class M, Class R, and Class X.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 7/31/11 is 33.31% for Class M, Class R, and Class X. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/11 is 4.67% for Class M, Class R, and Class X.

Lipper Mixed-Asset Target Allocation Growth Funds Average

The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Mixed-Asset Funds are funds that, by portfolio practice, maintain a mix of between 60% and 80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/11 is 39.08% for Class M, Class R, and Class X. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/11 is 5.17% for Class M, Class R, and Class X.

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

Target Asset Allocation Funds/Target Moderate Allocation Fund	5

Your Fund’s Performance (continued)

The Barclays Capital U.S. Corporate High Yield Index

The Barclays Capital U.S. Corporate High Yield Index is an unmanaged index that covers the universe of U.S. dollar-denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

The J.P. Morgan Emerging Markets Bond Index Global Diversified

The J.P. Morgan Emerging Markets Bond Index Global Diversified is an unmanaged index that tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

Barclays Capital Build America Bond Index

Barclays Capital Build America Bond Index is an unmanaged index that is a subset of the Barclays Capital U.S. Aggregate Bond Index. The subset consists of taxable municipal bonds that were issued as part of the Build America Bond program from April 2009 through December 2010. The securities must be SEC-registered, U.S. dollar-denominated, rated investment grade, have at least one year to final maturity, and at least $250 million par amount outstanding.

Barclays Capital U.S. Long Investment Grade Corporate Index

The Barclays Capital U.S. Long Investment Grade Corporate Index is the long-term corporate component of the Barclays Capital U.S. Credit Index, an unmanaged index that consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The Barclays Capital U.S. Credit Index includes both corporate and non-corporate sectors.

Investors cannot invest directly in an index or average. The returns for the S&P 500 Index and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Customized Blend, the S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

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Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2011, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses. The

Target Asset Allocation Funds/Target Moderate Allocation Fund	7

Your Fund’s Performance (continued)

performance cited does not represent the performance of the Target Moderate Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index or average.

The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed. The Fund utilizes the net dividends (ND) version of the MSCI EAFE Index. The net dividends and gross dividends versions of the MSCI EAFE Index differ in that the net dividends returns reflect the impact of the maximum withholding taxes on reinvested dividends, while the gross dividends version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

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Strategy and Performance Overview

How did the Fund perform?

The Target Moderate Allocation Fund’s Class A shares gained 13.51% for the year ended July 31, 2011, underperforming the 14.75% gain of the Customized Blend, a model portfolio described on page 4 that includes the Russell 3000 Index (52%), the Barclays Capital U.S. Aggregate Bond Index (35%), and the MSCI EAFE ND Index (13%). The Fund’s Class A shares also lagged the Lipper Mixed-Asset Target Allocation Growth Funds Average, which gained 15.20% for the reporting period.

How is the Fund managed?

Prudential Investments LLC has contracted with several highly regarded asset managers, each of which runs a portion of the Fund focusing on a particular type and style of investing. Prudential Investments monitors the performance of each asset manager and allocates the assets of the Fund among them. It believes its asset allocation strategy and multi-manager approach will enhance the Fund’s performance and reduce volatility relative to the price movements of a single type of investment.

The Fund offers a diversified approach to equities in seeking long-term growth. But it will normally maintain a substantial component of fixed-income securities to provide a reasonable level of current income and a measure of stability.

How did the U.S. stock market perform?

The U.S. stock market returned 20.94% for the year that ended July 31, 2011, according to the Russell 3000 Index. Nearly all of the gain came in the first half of the reporting period. Stock prices rose on the back of solid corporate earnings and what were then improving conditions in the broader economy. Fears of a possible double-dip recession in the United States had begun to fade.

Equities continued to perform well early in the second half of the reporting period, but the market grew increasingly volatile. Though companies in the United States continued to report solid earnings, prospects dimmed for the U.S. economy and, to a lesser extent, for the global economy. Some of the challenges to economic growth were high oil prices; disruptions in manufacturing supply chains caused by an earthquake, tsunami, and nuclear disaster in Japan; and the uncertainty stemming from another flare-up in a chronic European sovereign debt crisis centered in Greece. By late in the reporting period, prospects for a double-dip recession in the United States had once again become a major topic of discussion in financial markets. The stock market was also roiled in July by protracted congressional haggling over a deal to raise the borrowing limit of the U.S. government to avoid defaulting on the nation’s debt.

Target Asset Allocation Funds/Target Moderate Allocation Fund	9

Strategy and Performance Overview (continued)

Growth stocks outperformed value stocks across all market capitalizations. Within the Russell 3000 Index, nine out of 10 sectors posted double-digit gains for the reporting period. The energy sector delivered the largest gain, reflecting high oil prices. Financials, the only sector to score a single-digit gain, underperformed amid lingering concern about the vulnerability of the banking sector to the slowdown in U.S. economic growth.

How did international equity markets perform?

International equity markets of economically developed nations (excluding the United States and Canada) returned 17.17% as a whole for the reporting period, based on the MSCI EAFE ND Index expressed in U.S. dollar terms. Returns of individual markets varied widely, ranging from a 44.23% gain for New Zealand to a 27.06% decline for Greece, the only market that finished in the red. It is worth noting that returns of many markets included in the MSCI EAFE ND Index benefited from the appreciation of their respective currencies against the U.S. dollar. Therefore, returns of international stock markets on a local currency basis were generally less impressive.

How did fixed-income markets perform?

The U.S. investment-grade bond market lagged the stock markets by returning 4.44% overall for the reporting period, including price change and interest income, according to the Barclays Capital U.S. Aggregate Bond Index. Changing economic prospects in the United States, developments abroad such as the European sovereign-debt crisis, and the battle to raise the debt ceiling were some of the factors that drove the volatile bond market conditions.

All sectors of the investment-grade bond market posted positive returns. The largest gains were in two of the more credit-sensitive sectors. In first place with a 10.01% gain were commercial mortgage-backed securities, made from bundled loans on properties such as hotels. Next highest were investment-grade corporate bonds, which delivered a 6.87% gain. Both sectors benefited from solid investor demand, while continued strong earnings growth also aided investment-grade corporate bonds.

The remaining key investment-grade bond sectors delivered modest, single-digit gains. These included mortgage-backed securities of federal agencies (3.85%), U.S. Treasury securities (3.39%), asset-backed securities (3.33%), and federal agency debt securities (2.53%). A desire for safe haven assets helped boost prices of U.S. Treasury securities from time to time, despite concern the sector might lose its AAA rating.

Shortly after the reporting period ended, Congress finally reached an agreement on August 2, 2011 that allowed crucial borrowing by the U.S. Department of the

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Treasury in exchange for at least $2 trillion in long-term savings from government spending cuts. Nevertheless, credit rating agency Standard & Poor’s still downgraded for the first time the long-term debt rating of the United States to AA+ from AAA. The short-term rating was affirmed at A-1+.

Some debt securities not included in the Barclays Capital U.S. Aggregate Bond Index performed well during the reporting period. Though prices of high yield corporate bonds in the United States declined during bouts of risk aversion, the below investment-grade debt securities (commonly called “junk” bonds) still scored a 12.95% gain, based on the Barclays Capital U.S. Corporate High Yield Index. This reflected demand for assets with relatively attractive yields, as the Federal Reserve has kept its target for the overnight bank lending rate near zero since December 2008 to stimulate growth. A low junk bond default rate and solid corporate earnings also provided support to that market.

Away from the United States, bonds of emerging market governments and quasi-governmental institutions denominated in U.S. dollars delivered a 9.02% gain, based on the J.P. Morgan Emerging Markets Bond Index Global Diversified. Strong growth prospects of developing nations helped encourage investment in these bonds.

How did asset allocation affect the Fund’s performance?

On average, the Fund had a slight overweight exposure to stocks versus bonds. This strategy helped its performance because, as previously noted, the equity market outperformed the investment-grade bond market for the reporting period. However, the Fund also had an overweight exposure to cash versus fixed income, which was a drag on its performance because, in the low interest-rate environment, short-term instruments provided meager returns that sharply underperformed the investment-grade bond market.

From the perspective of investment styles, the Fund had an overweight exposure to growth stocks versus value stocks from late 2010 through the first quarter of 2011. This helped its performance in November 2010 when growth stocks outperformed value stocks. But the beneficial impact of this strategy was reversed the following month when growth stocks underperformed value stocks. At the beginning of the second quarter of 2011, the Fund shifted from an overweight to an underweight exposure to growth stocks versus value stocks, which had little impact on its performance.

Which asset management decisions contributed most to the Fund’s performance?

Asset management decisions that had the most positive impact on the Fund were made by Pacific Investment Management Co. (PIMCO), which managed the fixed

Target Asset Allocation Funds/Target Moderate Allocation Fund	11

Strategy and Performance Overview (continued)

income portion of the Fund, and Marsico Capital Management (Marsico), which used a large cap growth style of investing to manage one of the equity portions of the Fund.

PIMCO’s overweight exposure to bonds of financial companies worked well, as that subsector outperformed the broader investment-grade corporate bond sector for the reporting period. A modest exposure to high yield bonds and an allocation to emerging market bonds also added to the Fund’s return, as both outperformed comparable U.S. Treasury securities. The PIMCO portion also had exposure to various currencies of emerging market nations by holding bonds denominated in these “local” currencies and by entering into forward currency contracts. This strategy proved beneficial as the currencies appreciated versus the U.S. dollar.

PIMCO also held Build America Bonds (BABs). The American Recovery and Reinvestment Act of 2009 authorized state and local governments to issue BABs to finance construction of schools, roads, and other capital projects. (BAB issuance ended on December 31, 2010.) This strategy worked well, as the Barclays Capital Build America Bond Index outperformed similar-duration U.S. Treasury securities and the Barclays Capital U.S. Long Investment Grade Corporate Index.

PIMCO also held Canadian sovereign and agency bonds as well as German sovereign bonds for interest-rate exposure to these markets. In order to gain additional interest-rate exposure to the German fixed income market, PIMCO employed two types of derivative instruments, futures and interest-rate swaps. These strategies had a positive impact because yields on 10-year German and Canadian bonds fell, pushing prices of the bonds higher, as bond prices move inversely to yields.

Meanwhile, favorable stock selection within the consumer staples and technology sectors and, to a lesser extent, in the consumer discretionary sector were key reasons the Marsico portion outperformed its benchmark, the Russell 1000 Growth Index. The decision to have a much larger exposure to the consumer discretionary and materials sectors than the benchmark also worked well.

The Marsico portion, which was positioned to be more volatile than the Index, generated positive relative returns when the stock market rally accelerated. In addition, Marsico’s higher exposure to momentum stocks, defined as stocks whose prices have recently gone up, also aided the Fund’s return.

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Which asset management decisions subtracted most from the Fund’s performance?

Decisions that detracted most were made by Massachusetts Financial Services Company (MFS), which employed a large cap growth style of investing, and Eaton Vance Management (Eaton Vance), which employed a large cap value style.

The MFS portion had an underweight exposure to the energy sector, which weakened its performance versus its benchmark, the Russell 1000 Growth Index. For example, it did not own shares of Exxon Mobil, which outperformed the Index. Its relative performance also suffered due to its overweight exposure to the financial services sector and poor security selection in that sector, such as owning shares of JPMorgan Chase. Security selection in the basic materials sector also dampened MFS’ relative performance, though none of these shares were among its top detractors.

The MFS portion’s performance versus the Index was also weakened by holdings in other sectors, including shares of Carnival Cruise Lines, General Motors, Celgene (a biopharmaceutical company), Teva Pharmaceutical (a generic drug manufacturer), and ASML (a semiconductor company). MFS had a cash position that it used to purchase new holdings and to provide liquidity. Nevertheless, in a period of rising stock prices, holding cash hurt its performance versus the Index, which does not have a cash position.

The Eaton Vance portion had a bigger exposure to larger cap stocks than its benchmark, the Russell 1000 Value Index. This strategy weakened its performance versus the Index, as smaller cap equities outperformed larger cap stocks for the reporting period. Holdings in the energy, financials, consumer discretionary, and healthcare sectors also hurt Eaton Vance’s relative performance. The Eaton Vance portion was positioned to be less volatile than the Index, which was a major detractor from its relative performance as the stock market rallied.

Target Asset Allocation Funds/Target Moderate Allocation Fund	13

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2011, at the beginning of the period, and held through the six-month period ended July 31, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments Funds, including the Target Asset Allocation Funds, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

14	Visit our website at www.prudentialfunds.com

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Moderate Allocation Fund		Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,022.10	1.36%	$6.82
	Hypothetical	$1,000.00	$1,018.05	1.36%	$6.80

Class B	Actual	$1,000.00	$1,017.50	2.11%	$10.55
	Hypothetical	$1,000.00	$1,014.33	2.11%	$10.54

Class C	Actual	$1,000.00	$1,017.50	2.11%	$10.55
	Hypothetical	$1,000.00	$1,014.33	2.11%	$10.54

Class M	Actual	$1,000.00	$1,018.50	2.11%	$10.56
	Hypothetical	$1,000.00	$1,014.33	2.11%	$10.54

Class R	Actual	$1,000.00	$1,020.20	1.61%	$8.06
	Hypothetical	$1,000.00	$1,016.81	1.61%	$8.05

Class X	Actual	$1,000.00	$1,022.10	1.36%	$6.82
	Hypothetical	$1,000.00	$1,018.05	1.36%	$6.80

Class Z	Actual	$1,000.00	$1,023.00	1.11%	$5.57
	Hypothetical	$1,000.00	$1,019.29	1.11%	$5.56

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2011, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Target Asset Allocation Funds/Target Moderate Allocation Fund	15

Portfolio of Investments

as of July 31, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.1%
COMMON STOCKS 63.4%

Advertising 0.1%
14,490	Interpublic Group of Cos., Inc. (The)	$142,147
4,450	Publicis Groupe SA (France)	226,300

		368,447

Aerospace & Defense 1.5%
1,500	AAR Corp.	44,010
300	Alliant Techsystems, Inc.	19,569
43,500	BAE Systems PLC (United Kingdom)	216,565
2,912	Boeing Co. (The)	205,209
1,900	Elbit Systems Ltd. (Israel)	89,876
10,500	Embraer SA, ADR (Brazil)	309,960
5,400	Finmeccanica SpA (Italy)	41,435
2,912	General Dynamics Corp.	198,424
2,165	Goodrich Corp.	205,978
3,000	Hexcel Corp.*	71,820
6,830	Honeywell International, Inc.	362,673
650	Huntington Ingalls Industries, Inc.*	21,762
10,485	Lockheed Martin Corp.	794,029
1,075	Moog, Inc. (Class A Stock)*	44,021
17,907	Northrop Grumman Corp.	1,083,553
800	Teledyne Technologies, Inc.*	43,384
2,172	Triumph Group, Inc.	116,940
6,822	United Technologies Corp.	565,134

		4,434,342

Air Freight & Logistics 0.1%
1,610	Atlas Air Worldwide Holdings, Inc.*	84,348
2,000	FedEx Corp.	173,760

		258,108

Airlines 0.1%
75,500	Air New Zealand Ltd. (New Zealand)	77,638
41,000	Cathay Pacific Airways Ltd. (Hong Kong)	95,007
10,770	JetBlue Airways Corp.*	51,588

		224,233

Apparel 0.1%
3,631	Adidas AG (Germany)	269,535

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	17

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Apparel & Textile
1,150	Wolverine World Wide, Inc.	$43,550

Auto Components 0.1%
7,490	Johnson Controls, Inc.	276,755
1,300	Tenneco, Inc.*	51,922

		328,677

Auto Parts & Equipment 0.2%
6,200	Keihin Corp. (Japan)	138,279
3,500	Magna International, Inc. (Canada)	170,695
5,245	Meritor, Inc.*	70,807
2,339	WABCO Holdings, Inc.*	147,474

		527,255

Automobile Manufacturers 0.2%
2,000	Daimler AG (Germany)	144,992
14,000	Nissan Shatai Co. Ltd. (Japan)	116,204
8,963	Toyota Motor Corp. (Japan)	367,322

		628,518

Automobiles 0.1%
4,000	Harley-Davidson, Inc.	173,560
1,700	Renault SA (France)	90,704
1,700	Valeo SA (France)	104,145

		368,409

Automotive Parts
140	Georg Fischer AG (Switzerland)*	74,271

Banks 0.4%
7,600	Banco Espanol de Credito SA (Spain)	57,630
14,800	Bendigo and Adelaide Bank Ltd. (Australia)	143,732
23,000	Fukuoka Financial Group, Inc. (Japan)	97,993
4,151	Julius Baer Group Ltd. (Switzerland)*	176,372
105,900	Mizuho Financial Group, Inc. (Japan)	174,700
36,000	Nishi-Nippon City Bank Ltd. (The) (Japan)	110,827
25,900	Sapporo Hokuyo Holdings, Inc. (Japan)	112,031
13,367	Standard Chartered PLC (United Kingdom)	340,509

		1,213,794

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Beverages 0.7%
14,347	Diageo PLC (United Kingdom)	$291,829
7,680	Green Mountain Coffee Roasters, Inc.*	798,336
9,700	Molson Coors Brewing Co. (Class B Stock)	436,985
5,106	PepsiCo, Inc.	326,988
5,226	SABMiller PLC (United Kingdom)	195,226

		2,049,364

Biotechnology 0.5%
4,380	Alexion Pharmaceuticals, Inc.*	248,784
8,358	Biogen Idec, Inc.*	851,429
2,569	BioMarin Pharmaceutical, Inc.*	80,230
3,660	Celgene Corp.*	217,038
2,100	Gilead Sciences, Inc.*	88,956
413	Regeneron Pharmaceuticals, Inc.*	21,914
2,368	Seattle Genetics, Inc.*	40,327

		1,548,678

Building Materials 0.2%
500	Ciments Francais SA (France)	51,612
825	Eagle Materials, Inc.	20,501
60,913	Kingfisher PLC (United Kingdom)	251,564
3,534	Lafarge SA (France)	188,998
4,010	Owens Corning*	142,676

		655,351

Building Products
900	A.O. Smith Corp.	37,323
975	Lennox International, Inc.	36,055

		73,378

Capital Goods
1,200	Harsco Corp.	32,892

Capital Markets 0.6%
8,641	Goldman Sachs Group, Inc. (The)	1,166,276
825	KBW, Inc.	14,108
10,600	Morgan Stanley	235,850
1,375	Prosperity Bancshares, Inc.	57,104
2,200	Raymond James Financial, Inc.	69,872
5,100	State Street Corp.	211,497

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	19

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Capital Markets (cont’d.)
1,375	Waddell & Reed Financial, Inc. (Class A Stock)	$50,462

		1,805,169

Chemicals 2.8%
1,759	Air Products & Chemicals, Inc.	156,076
2,130	Airgas, Inc.	146,331
3,200	BASF SE (Germany)	288,997
2,909	BASF SE, ADR (Germany)	263,614
1,600	Bayer AG (Germany)	128,001
4,440	Celanese Corp. (Class A Stock)	244,777
5,100	Clariant AG (Switzerland)*	80,191
38,791	Dow Chemical Co. (The)	1,352,642
5,379	Huntsman Corp.	102,739
1,896	Intrepid Potash, Inc.*	63,042
3,200	Koninklijke DSM NV (Netherlands)	181,436
24,156	Monsanto Co.	1,774,983
10,000	Nippon Shokubai Co. Ltd. (Japan)	130,935
4,035	Potash Corp. of Saskatchewan, Inc. (Canada)	233,263
15,070	PPG Industries, Inc.	1,268,894
15,770	Praxair, Inc.	1,634,403
1,093	Quaker Chemical Corp.	44,310
2,350	Scotts Miracle-Gro Co. (The) (Class A Stock)	118,581
1,550	Sensient Technologies Corp.	57,536
26,000	Toagosei Co. Ltd. (Japan)	144,210
1,600	Valspar Corp. (The)	52,592

		8,467,553

Clothing & Apparel 0.8%
12,182	Coach, Inc.	786,470
16,259	NIKE, Inc. (Class B Stock)	1,465,749
2,218	Steven Madden Ltd.*	84,506

		2,336,725

Commercial Banks 1.9%
4,500	Allied Irish Banks PLC (Ireland)*	668
4,800	Alpha Bank A.E. (Greece)*	21,042
3,175	Associated Banc-Corp.	43,339
8,300	Banco Espirito Santo SA (Portugal)	31,410
28,100	Banco Santander SA (Spain)	295,762
15,000	Bank of Ireland (Ireland)*	2,273

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
32,300	Barclays PLC (United Kingdom)	$117,202
5,000	Chiba Bank Ltd. (The) (Japan)	31,760
19,412	Fifth Third Bancorp	245,562
3,361	FirstMerit Corp.	49,104
4,843	HSBC Holdings PLC, ADR (United Kingdom)	236,677
29,118	KeyCorp	234,109
26,408	PNC Financial Services Group, Inc.	1,433,690
30,800	Regions Financial Corp.	187,572
7,700	Sumitomo Mitsui Financial Group, Inc. (Japan)	243,447
13,410	Sumitomo Mitsui Trust Holdings, Inc. (Japan)	49,470
1,500	Trustmark Corp.	32,685
39,100	Turkiye Garanti Bankasi A/S (Turkey)	171,573
805	UMB Financial Corp.	33,408
1,400	United Bankshares, Inc.	33,404
75,713	Wells Fargo & Co.	2,115,421

		5,609,578

Commercial Services 0.1%
2,088	Acacia Research - Acacia Technologies*	89,617
1,550	KAR Auction Services, Inc.*	27,559
2,118	PAREXEL International Corp.*	43,482

		160,658

Commercial Services & Supplies 0.8%
575	Consolidated Graphics, Inc.*	29,664
2,350	Corrections Corp. of America*	50,431
2,010	FleetCor Technologies, Inc.*	59,576
4,790	GEO Group, Inc. (The)*	99,632
1,190	MasterCard, Inc. (Class A Stock)	360,868
1,100	McGrath RentCorp	28,633
3,190	Moody’s Corp.	113,596
5,819	Sotheby’s	246,435
2,261	SuccessFactors, Inc.*	61,047
6,750	Verisk Analytics, Inc. (Class A Stock)*	224,775
11,977	Visa, Inc. (Class A Stock)	1,024,513
4,685	Waste Connections, Inc.	151,044

		2,450,214

Communication Equipment
4,100	Arris Group, Inc.*	49,200

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	21

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Communications Equipment (cont’d.)
675	Calix, Inc.*	$12,380

		61,580

Computer Hardware 1.5%
11,390	Apple, Inc.*	4,447,567

Computer Services & Software 1.3%
1,518	3D Systems Corp.*	32,500
12,812	Accenture PLC (Class A Stock) (Ireland)	757,702
3,310	Allscripts Healthcare Solutions, Inc.*	60,076
6,460	Autodesk, Inc.*	222,224
31,240	EMC Corp.*	814,739
4,562	Fortinet, Inc.*	92,700
1,400	Global Payments, Inc.	66,374
1,701	Informatica Corp.*	86,972
3,100	Itochu Techno-Solutions Corp. (Japan)	122,615
2,020	MSCI, Inc. (Class A Stock)*	71,690
2,755	QLIK Technologies, Inc.*	83,504
4,426	Radiant Systems, Inc.*	124,769
1,138	Riverbed Technology, Inc.*	32,581
4,765	salesforce.com, Inc.*	689,543
6,688	SAP AG (Germany)	418,150
1,350	Super Micro Computer, Inc.*	19,022
6,700	Tieto Oyj (Finland)	99,334
1,500	VeriFone Systems, Inc.*	59,055

		3,853,550

Computers & Peripherals 0.4%
4,120	Cognizant Technology Solutions Corp. (Class A Stock)*	287,864
24,800	Hewlett-Packard Co.	871,968
2,500	QLogic Corp.*	37,925

		1,197,757

Construction & Engineering 0.3%
8,800	COMSYS Holdings Corp. (Japan)	87,789
5,200	Fluor Corp.	330,356
14,000	Kyowa Exeo Corp. (Japan)	138,572
1,300	MasTec, Inc.*	27,144
875	MYR Group, Inc.*	21,254
4,300	NCC AB (Class B Stock) (Sweden)	86,468
1,835	Northwest Pipe Co.*	55,142

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Construction & Engineering (cont’d.)
2,163	Texas Industries, Inc.	$83,513
1,100	URS Corp.*	44,913

		875,151

Consumer Finance 0.3%
9,706	American Express Co.	485,688
5,100	Capital One Financial Corp.	243,780
4,598	Cash America International, Inc.	257,304
1,000	First Cash Financial Services, Inc.*	43,270

		1,030,042

Consumer Products
450	WD-40 Co.	19,710

Consumer Products & Services 0.5%
2,910	Colgate-Palmolive Co.	245,546
6,476	Lauder, (Estee) Cos., Inc. (The) (Class A Stock)	679,397
55,000	Pacific Brands Ltd. (Australia)	39,275
6,187	Reckitt Benckiser Group PLC (United Kingdom)	350,096
4,144	Vitamin Shoppe, Inc.*	180,513

		1,494,827

Containers & Packaging 0.1%
1,425	Packaging Corp. of America	38,005
20,400	Rexam PLC (United Kingdom)	123,954
2,075	Silgan Holdings, Inc.	80,468

		242,427

Cosmetics & Toiletries 0.1%
8,900	Natura Cosmeticos SA (Brazil)	201,489

Distribution/Wholesale 0.2%
132,000	Li & Fung Ltd. (Bermuda)	219,499
18,000	Sumitomo Corp. (Japan)	254,387
6,200	Toyota Tsusho Corp. (Japan)	108,884

		582,770

Diversified Financial Services 1.5%
101,846	Bank of America Corp.	988,925
26,750	BM&FBOVESPA SA (Brazil)	157,307

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	23

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Financial Services (cont’d.)
27,700	Challenger Ltd. (Australia)	$148,809
25,375	Citigroup, Inc.	972,878
4,200	Fuyo General Lease Co. Ltd. (Japan)	149,047
50,536	JPMorgan Chase & Co.	2,044,181
1,020	Stifel Financial Corp.*	38,719
16,100	Tullett Prebon PLC (United Kingdom)	93,314

		4,593,180

Diversified Manufacturing
9,400	Cookson Group PLC (United Kingdom)	98,901

Diversified Manufacturing Operations 0.1%
3,000	Siemens AG (Germany)	383,420

Diversified Operations 0.2%
10,800	Berendsen PLC (United Kingdom)	95,719
3,002	LVMH Moet Hennessy Louis Vuitton SA (France)	550,248

		645,967

Diversified Telecommunication Services 0.8%
39,693	AT&T, Inc.	1,161,417
11,200	CenturyLink, Inc.	415,632
20,958	Verizon Communications, Inc.	739,608

		2,316,657

Electric Utilities 1.0%
22,497	American Electric Power Co., Inc.	829,239
1,350	Cleco Corp.	46,872
19,800	Edison International	753,786
1,475	El Paso Electric Co.	49,339
48,500	Enel SpA (Italy)	279,329
15,400	Exelon Corp.	678,678
13,394	PPL Corp.	373,693

		3,010,936

Electrical Equipment 0.1%
650	First Solar, Inc.*	76,850
6,977	GrafTech International Ltd.*	134,377
800	Thomas & Betts Corp.*	39,024

		250,251

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electronic Components 0.5%
21,857	Agilent Technologies, Inc.*	$921,491
2,651	DTS, Inc.*	92,043
1,404	Fanuc Corp. (Japan)	266,447
2,700	FLIR Systems, Inc.	74,142
704	Gentex Corp.	19,951
763	Itron, Inc.*	32,840
10,000	Nippon Electric Glass Co. Ltd. (Japan)	126,518

		1,533,432

Electronic Equipment & Instruments 0.2%
2,067	Coherent, Inc.*	99,278
1,350	EnerSys*	43,173
28,000	Kingboard Chemical Holdings Ltd. (Cayman Islands)	133,107
150	ScanSource, Inc.*	5,543
7,350	TE Connectivity Ltd. (Switzerland)	253,060
675	Tech Data Corp.*	31,502
924	Universal Display Corp.*	27,637

		593,300

Energy Equipment & Services 1.1%
7,180	Cameron International Corp.*	401,649
900	Core Laboratories NV (Netherlands)	97,812
7,000	Diamond Offshore Drilling, Inc.	474,810
29,809	Halliburton Co.	1,631,447
4,207	Lufkin Industries, Inc.	342,786
800	Oil States International, Inc.*	64,560
1,153	OYO Geospace Corp.*	116,949
850	Unit Corp.*	51,008

		3,181,021

Entertainment & Leisure 0.4%
9,907	Carnival Corp. (Panama)	329,903
7,348	Carnival PLC (United Kingdom)	253,895
9,404	Hennes & Mauritz AB (Class B Stock) (Sweden)	321,518
1,400	Life Time Fitness, Inc.*	58,464
4,162	Pinnacle Entertainment, Inc.*	60,058
2,300	Sankyo Co. Ltd. (Japan)	122,790
1,566	Skullcandy, Inc.*	30,192
14,400	Tabcorp Holdings Ltd. (Australia)	50,940
36,200	Thomas Cook Group PLC (United Kingdom)	38,837

		1,266,597

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	25

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Environmental Control 0.1%
2,940	Republic Services, Inc.	$85,348
1,840	Stericycle, Inc.*	151,101

		236,449

Equipment Services
29,500	Downer EDI Ltd. (Australia)	124,125

Farming & Agriculture
118,000	Chaoda Modern Agriculture Holdings Ltd. (Cayman Islands)	47,238

Financial - Bank & Trust 1.0%
3,050	Astoria Financial Corp.	35,533
12,396	Banco Bilbao Vizcaya Argentaria SA (Spain)	129,848
600	Bank of Hawaii Corp.	26,886
7,898	BNP Paribas (France)	512,218
94,862	China Merchants Bank Co. Ltd. (Class H Stock) (China)	225,174
13,400	Credit Agricole SA (France)	164,500
12,900	Credit Suisse Group AG (Switzerland)*	463,788
3,100	Danske Bank A/S (Denmark)*	59,974
7,400	Deutsche Bank AG (Germany)	406,873
5,860	Dexia SA (Belgium)*	15,480
63,700	Mitsubishi UFJ Financial Group, Inc. (Japan)	324,354
10,500	National Australia Bank Ltd. (Australia)	276,847
1,675	Societe Generale (France)	82,912
8,735	SunTrust Banks, Inc.	213,920
400	Verwaltungs-und Privat-Bank AG (Liechtenstein)	47,265

		2,985,572

Financial Services 0.9%
3,740	Affiliated Managers Group, Inc.*	390,194
4,174	Ameriprise Financial, Inc.	225,814
807	BlackRock, Inc.	144,017
1,700	Eaton Vance Corp.	45,594
16,295	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	336,406
353,484	Industrial & Commercial Bank of China Ltd. (Class H Stock) (China)	268,954
7,400	Irish Life & Permanent Group Holdings PLC (Ireland)*	511
2,100	Jefferies Group, Inc.	39,711
2,013	optionsXpress Holdings, Inc.	30,396
50,655	U.S. Bancorp	1,320,069

		2,801,666

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food & Beverage 0.1%
4,730	Coca-Cola Co. (The)	$321,687
12,400	Dairy Crest Group PLC (United Kingdom)	76,222

		397,909

Food & Staples Retailing 0.8%
30,583	CVS Caremark Corp.	1,111,692
22,300	Safeway, Inc.	449,791
12,925	Wal-Mart Stores, Inc.	681,277

		2,242,760

Food Products 0.2%
8,300	ConAgra Foods, Inc.	212,563
12,647	Kraft Foods, Inc. (Class A Stock)	434,804

		647,367

Foods 0.8%
2,088	Danone (France)	148,864
2,600	Delhaize Group (Belgium)	187,246
2,045	Fresh Market, Inc. (The)*	72,659
100,700	Goodman Fielder Ltd. (Australia)	99,566
6,500	Koninklijke Ahold NV (Netherlands)	86,550
23,700	Metcash Ltd. (Australia)	108,313
12,916	Nestle SA (Switzerland)	822,770
1,932	Salim Ivomas Pratama TBK PT (Indonesia)*	323
56,214	Tesco PLC (United Kingdom)	353,100
8,735	Unilever NV (Netherlands)	283,713
45,200	WM Morrison Supermarkets PLC (United Kingdom)	215,303

		2,378,407

Hand/Machine Tools 0.1%
2,310	Stanley Black & Decker, Inc.	151,929

Healthcare Equipment & Supplies 0.4%
15,190	Covidien PLC (Ireland)	771,500
4,400	Medtronic, Inc.	158,620
1,833	Sirona Dental Systems, Inc.*	92,713
1,025	Teleflex, Inc.	61,736
3,214	Thoratec Corp.*	108,280
850	West Pharmaceutical Services, Inc.	37,289

		1,230,138

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	27

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Products 0.1%
2,447	Arthrocare Corp.*	$80,873
3,779	Bruker Corp.*	65,074
900	Cantel Medical Corp.	22,437
1,943	Cepheid, Inc.*	73,368
3,081	Delcath Systems, Inc.*	13,711
1,160	IDEXX Laboratories, Inc.*	96,210

		351,673

Healthcare Providers & Services 0.5%
1,100	Amedisys, Inc.*	28,446
2,727	Centene Corp.*	89,473
8,500	CIGNA Corp.	423,045
16,005	UnitedHealth Group, Inc.	794,328

		1,335,292

Healthcare Services 0.2%
2,010	Aetna, Inc.	83,395
491	Air Methods Corp.*	34,419
1,400	AMERIGROUP Corp.*	77,000
800	Covance, Inc.*	45,800
1,700	Healthways, Inc.*	25,381
900	MEDNAX, Inc.*	61,344
2,912	WellPoint, Inc.	196,706

		524,045

Healthcare Technology
9,300	AGFA-Gevaert NV (Belgium)*	36,646

Holding Companies - Diversified 0.1%
161,000	First Pacific Co. Ltd. (Bermuda)	162,162

Hotels, Restaurants & Leisure 1.3%
2,695	Bally Technologies, Inc.*	106,264
2,554	BJ’s Restaurants, Inc.*	118,429
1,930	Las Vegas Sands Corp.*	91,057
24,351	McDonald’s Corp.	2,105,874
4,613	Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)*	45,623
10,406	Shuffle Master, Inc.*	96,984
7,679	Wynn Resorts Ltd.	1,180,109

		3,744,340

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Household Durables 0.1%
5,800	Alpine Electronics, Inc. (Japan)	$86,942
1,500	Helen of Troy Ltd. (Bermuda)*	48,375
3,362	Universal Electronics, Inc.*	78,704

		214,021

Household Products 0.1%
5,100	Kimberly-Clark Corp.	333,336

Independent Power Producers & Energy Traders
13,300	Drax Group PLC (United Kingdom)	116,604

Industrial Conglomerates 0.4%
59,312	General Electric Co.	1,062,278

Insurance 2.7%
2,702	ACE Ltd. (Switzerland)	180,980
7,600	Aegon NV (Netherlands)*	43,493
10,275	Aflac, Inc.	473,266
4,000	Allianz SE (Germany)	521,262
34,400	Allstate Corp. (The)	953,568
24,800	Aviva PLC (United Kingdom)	161,509
4,600	AXA SA (France)	86,062
2,100	Baloise Holding AG (Switzerland)	208,897
37,900	Beazley PLC (United Kingdom)	80,181
46,400	China Life Insurance Co. Ltd. (Class H Stock) (China)	154,791
8,025	CNO Financial Group, Inc.*	58,984
117	Dai-ichi Life Insurance Co. Ltd. (The) (Japan)	165,808
1,500	Delphi Financial Group, Inc. (Class A Stock)	40,380
28,100	Genworth Financial, Inc. (Class A Stock)*	233,792
2,287	HCC Insurance Holdings, Inc.	68,907
42,700	ING Groep NV, CVA (Netherlands)*	458,215
77,300	Legal & General Group PLC (United Kingdom)	141,648
12,715	Lincoln National Corp.	336,947
6,200	Loews Corp.	247,194
7,800	Marsh & McLennan Cos., Inc.	230,022
30,932	MetLife, Inc.	1,274,708
1,200	Muenchener Rueckversicherungs AG (Germany)	177,085
50,900	Old Mutual PLC (United Kingdom)	105,613
2,200	Protective Life Corp.	46,772
1,200	Reinsurance Group of America, Inc.	69,852
3,300	SCOR SE (France)	84,932

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	29

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (cont’d.)
1,200	State Auto Financial Corp.	$19,896
3,200	Swiss Re Ltd. (Switzerland)*	180,156
2,050	Tower Group, Inc.	46,863
7,000	Travelers Cos., Inc. (The)	385,910
1,100	United Fire & Casualty Co.	18,865
3,500	Unum Group	85,365
22,765	XL Group PLC (Ireland)	467,138
800	Zurich Financial Services AG (Switzerland)*	190,242

		7,999,303

Internet 0.2%
9,357	Sapient Corp.*	130,250
3,364	Tencent Holdings Ltd. (Cayman Islands)	87,534
2,600	Yandex NV (Class A Stock) (Netherlands)*	90,922
11,656	Youku.com, Inc., ADR (Cayman Islands)*	430,223

		738,929

Internet Services 1.5%
6,818	Amazon.com, Inc.*	1,517,141
1,400	Digital River, Inc.*	35,700
1,607	Google, Inc. (Class A Stock)*	970,130
210	Netflix, Inc.*	55,858
350	Pandora Media, Inc.*	5,281
3,606	priceline.com, Inc.*	1,938,766

		4,522,876

Internet Software & Services 1.6%
11,364	Baidu, Inc., ADR (Cayman Islands)*	1,784,943
790	LinkedIn Corp. (Class A Stock)*	79,814
90,002	Oracle Corp.	2,752,261
3,560	VeriSign, Inc.	111,108

		4,728,126

Investment Company 0.2%
763,000	Hutchison Port Holdings Trust (Singapore)*	579,880

IT Services 0.6%
775	CACI International, Inc. (Class A Stock)*	45,787
8,205	International Business Machines Corp.	1,492,079
51,000	Logica PLC (United Kingdom)	97,270

		1,635,136

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Life Sciences Tools & Services 0.3%
2,521	ICON PLC, ADR (Ireland)*	$56,294
12,082	Thermo Fisher Scientific, Inc.*	726,007

		782,301

Machinery 1.1%
2,125	Actuant Corp. (Class A Stock)	52,509
28,000	BlueScope Steel Ltd. (Australia)	35,067
6,787	Cummins, Inc.	711,821
300	Franklin Electric Co., Inc.	13,095
14,063	Komatsu Ltd. (Japan)	439,691
44,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Japan)	93,733
4,650	Mueller Water Products, Inc. (Class A Stock)	15,206
8,000	PACCAR, Inc.	342,480
2,700	Parker Hannifin Corp.	213,354
972	Regal-Beloit Corp.	58,932
1,800	Rheinmetall AG (Germany)	150,661
13,399	Rockwell Automation, Inc.	961,512
900	Snap-on, Inc.	51,174
575	Valmont Industries, Inc.	55,976

		3,195,211

Manufacturing 1.0%
30,749	Danaher Corp.	1,510,083
19,958	Eaton Corp.	956,986
6,633	Illinois Tool Works, Inc.	330,324
1,320	Polypore International, Inc.*	89,760

		2,887,153

Media 1.8%
50	British Sky Broadcasting Group PLC (United Kingdom)	584
8,100	CBS Corp. (Class B Stock)	221,697
10,677	Comcast Corp. (Class A Stock)	256,462
30,340	Comcast Corp. (Special Class A Stock)	708,136
4,590	DIRECTV (Class A Stock)*	232,621
2,960	Discovery Communications, Inc. (Class A Stock)*	117,808
9,596	Pearson PLC (United Kingdom)	184,138
3,882	Time Warner Cable, Inc.	284,589
52,950	Time Warner, Inc.	1,861,722
9,780	Viacom, Inc. (Class B Stock)	473,548
11,500	Vivendi (France)	275,012

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	31

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Media (cont’d.)
19,170	Walt Disney Co. (The)	$740,345
1,025	Wiley, (John) & Sons, Inc. (Class A Stock)	51,311

		5,407,973

Medical Supplies & Equipment 0.2%
2,015	Becton, Dickinson and Co.	168,474
940	Cooper Cos., Inc. (The)	71,901
4,330	Fresenius Medical Care AG & Co. KGaA (Germany)	332,316

		572,691

Metals & Mining 1.8%
1,000	AMCOL International Corp.	30,660
8,200	ArcelorMittal (Luxembourg)	255,604
5,942	BHP Billiton Ltd. (Australia)	270,385
5,629	BHP Billiton Ltd., ADR (Australia)	515,335
10,000	Boliden AB (Sweden)	172,831
1,539	Cloud Peak Energy, Inc.*	34,320
27,930	Freeport-McMoRan Copper & Gold, Inc.	1,479,173
800	Joy Global, Inc.	75,136
33,800	Mincor Resources NL (Australia)	33,234
50,900	OneSteel Ltd. (Australia)	98,696
10,052	Precision Castparts Corp.	1,622,192
2,900	Rio Tinto Ltd. (Australia)	254,875
3,432	RTI International Metals, Inc.*	110,064
4,200	ThyssenKrupp AG (Germany)	185,693
1,700	Timken Co.	74,239
4,489	Titanium Metals Corp.	79,859
500	Vallourec SA (France)	50,667

		5,342,963

Multi-Line Retail 0.2%
14,800	J.C. Penney Co., Inc.	455,248

Multi-Utilities 0.4%
4,700	Dominion Resources, Inc.	227,715
1,675	NorthWestern Corp.	53,633
24,913	Public Service Enterprise Group, Inc.	815,901
3,000	RWE AG (Germany)	157,275

		1,254,524

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Office Electronics 0.2%
5,091	Canon, Inc. (Japan)	$247,987
48,000	Xerox Corp.	447,840

		695,827

Oil, Gas & Consumable Fuels 6.4%
2,259	Air Liquide SA (France)	310,305
4,217	Anadarko Petroleum Corp.	348,156
10,866	Apache Corp.	1,344,342
1,175	Atmos Energy Corp.	39,280
15,653	BG Group PLC (United Kingdom)	369,042
32,900	BP PLC (United Kingdom)	247,954
1,325	Brigham Exploration Co.*	42,135
3,040	Cabot Oil & Gas Corp.	225,203
6,160	Canadian Natural Resources Ltd. (Canada)	248,734
4,368	Cenovus Energy, Inc. (Canada)	167,917
13,200	Chesapeake Energy Corp.	453,420
7,500	Chevron Corp.	780,150
153,054	CNOOC Ltd. (Hong Kong)	342,095
30,835	ConocoPhillips	2,219,812
6,885	Continental Resources, Inc.*	472,242
3,750	Dresser-Rand Group, Inc.*	200,325
11,700	ENI SpA (Italy)	254,254
2,670	EOG Resources, Inc.	272,340
2,870	EQT Corp.	182,188
8,930	Exxon Mobil Corp.	712,525
1,940	FMC Technologies, Inc.*	88,464
7,204	Hess Corp.	493,906
12,980	JX Holdings, Inc. (Japan)	93,913
14,000	Marathon Oil Corp.	433,580
5,298	National Oilwell Varco, Inc.	426,860
2,050	Newfield Exploration Co.*	138,211
2,600	Noble Energy, Inc.	259,168
5,071	Oasis Petroleum, Inc.*	149,797
23,966	Occidental Petroleum Corp.	2,352,982
4,300	OMV AG (Austria)	171,408
1,000	ONEOK, Inc.	72,790
14,391	Peabody Energy Corp.	827,051
9,400	Repsol YPF SA (Spain)	296,459
1,425	Resolute Energy Corp.*	23,213
18,700	Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	684,710

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	33

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
10,700	Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	$788,055
9,652	Schlumberger Ltd. (Netherlands)	872,251
4,481	Seadrill Ltd. (Bermuda)	155,975
6,600	Sempra Energy	334,554
1,100	South Jersey Industries, Inc.	55,550
5,400	Statoil ASA (Norway)	133,092
1,500	Swift Energy Co.*	57,150
6,900	Total SA (France)	372,935
6,700	Total SA, ADR (France)	362,269
8,600	Valero Energy Corp.	216,032
1,400	WGL Holdings, Inc.	54,334

		19,147,128

Pharmaceuticals 4.1%
12,450	Abbott Laboratories	638,934
2,040	Allergan, Inc.	165,872
6,490	AmerisourceBergen Corp.	248,632
7,283	Amgen, Inc.*	398,380
7,800	AstraZeneca PLC (United Kingdom)	378,992
1,702	Catalyst Health Solutions, Inc.*	111,532
27,700	Eli Lilly & Co.	1,060,910
3,860	Express Scripts, Inc.*	209,444
9,700	GlaxoSmithKline PLC (United Kingdom)	216,262
6,600	H. Lundbeck A/S (Denmark)	165,142
1,124	Herbalife Ltd. (Cayman Islands)	62,629
22,496	Johnson & Johnson	1,457,516
7,000	Kyorin Holdings, Inc. (Japan)	146,119
11,642	Mead Johnson Nutrition Co.	830,890
12,000	Meda AB (Sweden)	148,202
30,810	Merck & Co., Inc.	1,051,545
2,100	Merck KGaA (Germany)	224,125
10,909	Novartis AG (Switzerland)	668,744
4,500	Novartis AG, ADR (Switzerland)	275,400
3,242	Novo Nordisk A/S (Class B Stock) (Denmark)	396,564
84,829	Pfizer, Inc.	1,632,110
2,000	Pharmaceutical Product Development, Inc.	57,660
1,000	Roche Holding AG (Switzerland)	179,446
1,850	Salix Pharmaceuticals Ltd.*	71,743
5,400	Sanofi (France)	419,585
4,700	Sanofi, ADR (France)	182,125

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
51,899	Sinopharm Group Co. Ltd. (Class H Stock) (China)	$151,161
2,300	Takeda Pharmaceutical Co. Ltd. (Japan)	109,794
11,383	Teva Pharmaceutical Industries Ltd., ADR (Israel)	530,903

		12,190,361

Professional Services
2,781	Duff & Phelps Corp. (Class A Stock)	31,676
2,898	Monster Worldwide, Inc.*	34,022
1,000	Towers Watson & Co. (Class A Stock)	61,150

		126,848

Real Estate
1,300	Meritage Homes Corp.*	28,405

Real Estate Investment Trusts 0.6%
40,900	Annaly Capital Management, Inc.	686,302
1,941	AvalonBay Communities, Inc.	260,463
2,426	Boston Properties, Inc.	260,455
2,500	First Potomac Realty Trust	39,050
1,775	Government Properties Income Trust	43,896
1,350	Invesco Mortgage Capital, Inc.	26,433
1,100	LaSalle Hotel Properties	27,511
8,225	Medical Properties Trust, Inc.	96,726
3,690	Redwood Trust, Inc.	52,877
2,184	Simon Property Group, Inc.	263,194

		1,756,907

Real Estate Management & Development 0.1%
1,830	Jones Lang LaSalle, Inc.	155,770

Restaurants
898	Buffalo Wild Wings, Inc.*	57,050

Retail 0.2%
55	Dunkin’ Brands Group, Inc.*	1,591
35,200	Home Retail Group PLC (United Kingdom)	78,246
4,200	Next PLC (United Kingdom)	163,256
2,000	Rallye SA (France)	78,032
4,600	Shimachu Co. Ltd. (Japan)	115,082
88,100	Wal-Mart de Mexico SAB de CV (Class V Stock) (Mexico)	243,269

		679,476

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	35

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Retail & Merchandising 3.1%
1,940	Abercrombie & Fitch Co. (Class A Stock)	$141,853
6,100	Aoyama Trading Co. Ltd. (Japan)	107,048
2,481	Chico’s FAS, Inc.	37,438
181,865	Cie Financiere Richemont SA, ADR (Switzerland)	1,162,117
5,300	Circle K Sunkus Co. Ltd. (Japan)	87,639
3,350	Costco Wholesale Corp.	262,138
3,390	Dollar General Corp.*	106,649
530	Ezcorp, Inc. (Class A Stock)*	17,638
1,023	Inditex SA (Spain)	92,503
9,314	Kohl’s Corp.	509,569
4,412	O’Reilly Automotive, Inc.*	262,514
2,190	Ross Stores, Inc.	165,936
39,509	Starbucks Corp.	1,583,916
14,425	Target Corp.	742,743
13,488	Tiffany & Co.	1,073,510
38,945	TJX Cos., Inc. (The)	2,153,659
12,061	Yum! Brands, Inc.	637,062

		9,143,932

Road & Rail
1,413	Landstar System, Inc.	63,373
1,225	Werner Enterprises, Inc.	28,849

		92,222

Savings & Loan
3,500	Capitol Federal Financial, Inc.	40,040

Semiconductors 0.3%
13,448	Advanced Micro Devices, Inc.*	98,708
19,100	ARM Holdings PLC (United Kingdom)	182,120
4,739	ASML Holding NV (Netherlands)	168,945
5,250	Broadcom Corp. (Class A Stock)*	194,618
900	Cabot Microelectronics Corp.*	34,821
2,000	Checkpoint Systems, Inc.*	31,400
5,528	Teradyne, Inc.*	74,573

		785,185

Semiconductors & Semiconductor Equipment 0.2%
989	Cymer, Inc.*	43,546
8,500	Intel Corp.	189,805

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
2,272	Netlogic Microsystems, Inc.*	$78,498
3,975	RF Micro Devices, Inc.*	26,831
800	Silicon Laboratories, Inc.*	28,328
2,875	TriQuint Semiconductor, Inc.*	21,620
2,237	Veeco Instruments, Inc.*	89,010

		477,638

Software 1.4%
1,347	ANSYS, Inc.*	68,158
900	Blackboard, Inc.*	39,204
26,405	CA, Inc.	588,832
2,690	Cerner Corp.*	178,858
9,860	Check Point Software Technologies Ltd. (Israel)*	568,429
8,849	Compuware Corp.*	85,481
3,315	MedAssets, Inc.*	42,001
1,355	Medidata Solutions, Inc.*	27,683
65,078	Microsoft Corp.	1,783,137
2,670	Progress Software Corp.*	64,347
1,465	Quality Systems, Inc.	133,842
12,376	Red Hat, Inc.*	520,782
3,345	TIBCO Software, Inc.*	87,104
875	Verint Systems, Inc.*	29,768

		4,217,626

Specialty Retail 0.5%
3,970	Aaron’s, Inc.	100,084
725	DSW, Inc. (Class A Stock)*	38,410
30,500	Gap, Inc. (The)	588,345
5,253	Genesco, Inc.*	272,105
6,194	Home Depot, Inc. (The)	216,356
1,250	Penske Automotive Group, Inc.	27,663
1,150	Pep Boys - Manny, Moe & Jack	12,363
2,640	PetSmart, Inc.	113,573
4,860	Urban Outfitters, Inc.*	158,144

		1,527,043

Steel Producers/Products
1,600	Voestalpine AG (Austria)	82,830

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	37

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Telecommunications 1.2%
5,776	Acme Packet, Inc.*	$340,322
89,700	BT Group PLC (United Kingdom)	295,065
4,500	France Telecom SA (France)	93,116
10,290	HTC Corp. (Taiwan)	306,179
2,230	JDS Uniphase Corp.*	29,325
73	KDDI Corp. (Japan)	542,391
2,317	NICE Systems Ltd., ADR (Israel)*	82,763
5,000	Nippon Telegraph & Telephone Corp. (Japan)	246,801
10,600	Nokia Oyj (Finland)	61,640
130	NTT DoCoMo, Inc. (Japan)	238,943
11,468	QUALCOMM, Inc.	628,217
1,100	SBA Communications Corp. (Class A Stock)*	41,987
100,000	Telecom Italia SpA (Italy)	125,829
17,381	Telefonica SA (Spain)	387,416
33,300	Telstra Corp. Ltd. (Australia)	109,384
61,700	Vodafone Group PLC (United Kingdom)	173,028

		3,702,406

Textiles, Apparel & Luxury Goods 0.2%
1,525	Hanesbrands, Inc.*	46,528
3,700	Jones Group, Inc. (The)	47,878
11,000	Kurabo Industries Ltd. (Japan)	22,004
3,250	PVH Corp.	232,537
41,000	Yue Yuen Industrial Holdings Ltd. (Bermuda)	131,253

		480,200

Thrifts & Mortgage Finance
3,350	Washington Federal, Inc.	56,648

Tobacco 0.5%
7,300	Altria Group, Inc.	191,990
9,108	British American Tobacco PLC (United Kingdom)	420,435
10,177	Philip Morris International, Inc.	724,297

		1,336,722

Trading Companies & Distributors 0.1%
30,000	Marubeni Corp. (Japan)	225,239
450	United Rentals, Inc.*	10,355
1,050	WESCO International, Inc.*	53,224

		288,818

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Transportation 1.0%
900	Bristow Group, Inc.	$43,632
3,670	Canadian National Railway Co. (Canada)	275,178
6,700	CSX Corp.	164,619
4,830	Expeditors International of Washington, Inc.	230,488
3,600	Go-Ahead Group PLC (United Kingdom)	91,680
3,510	Kansas City Southern*	208,318
74	Orient Overseas International Ltd. (Bermuda)	421
26,000	Sankyu, Inc. (Japan)	125,635
16,511	Union Pacific Corp.	1,692,047

		2,832,018

Utilities 0.1%
4,700	E.ON AG (Germany)	129,595
3,882	PG&E Corp.	160,831

		290,426

Wireless Telecommunication Services 0.5%
10,950	American Tower Corp. (Class A Stock)*	575,204
34,562	Vodafone Group PLC, ADR (United Kingdom)	971,192

		1,546,396

	TOTAL COMMON STOCKS (cost $151,740,687)	188,773,424

EXCHANGE TRADED FUND
850	iShares Russell 2000 Value Index Fund (cost $59,942)	60,120

PREFERRED STOCKS 0.5%

Automobile Manufacturers 0.2%
2,304	Volkswagen AG, 1.81% (Germany)	459,918

Financial - Bank & Trust 0.1%
7,950	Wells Fargo & Co., Series J, 8.00%, CVT	220,612

Financial Services 0.2%
33,600	Itau Unibanco Holding SA, ADR, 2.79% (Brazil)	684,432

	TOTAL PREFERRED STOCKS (cost $1,067,821)	1,364,962

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	39

Portfolio of Investments

as of July 31, 2011 continued

Shares			Description	Value (Note 1)
UNAFFILIATED MUTUAL FUNDS

Capital Markets
4,650			Apollo Investment Corp.	$44,547
3,850			Ares Capital Corp.	62,139
2,475			Fifth Street Finance Corp.	26,037

			TOTAL UNAFFILIATED MUTUAL FUNDS (cost $120,770)	132,723

Moody’s Ratings† (Unaudited)	Principal Amount (000)#

ASSET-BACKED SECURITIES 2.6%
			Avoca CLO, Series III-X, Class A (Ireland)
Aaa		$1,937	1.739%(a), 09/15/21	2,637,287
			Chester Asset Receivables Dealings, Series 2004-1, Class A (United Kingdom)
Aaa	GBP	600	1.012%(a), 04/15/16	960,104
			Magnolia Funding Ltd., Series 2010-1A, Class A1, 144A (United Kingdom)
NR	EUR	415	3.00%, 04/20/17	594,711
			Penarth Master Issuer PLC, Series 2011-1A, Class A1, 144A (United Kingdom)
Aaa		600	0.837%(a), 05/18/15	599,458
			Plymouth Rock CLO Ltd., Inc., Series 2010-1A, Class A, 144A
AAA(b)		$514	1.761%(a), 02/16/19	513,704
			SLM Student Loan Trust, Series 2008-9, Class A
Aaa		1,547	1.753%(a), 04/25/23	1,593,420
			Venture CDO Ltd., Series 2007-8A, Class A2A, 144A
Aaa		1,000	0.473%(a), 07/22/21	934,013

			TOTAL ASSET-BACKED SECURITIES (cost $7,740,952)	7,832,697

BANK LOANS(a) 0.2%
			Ford Motor Corp., Term B1
Baa3		19	2.94%, 12/15/13	18,603
Baa3		36	2.94%, 12/15/13	36,166
Baa3		106	2.94%, 12/15/13	106,303

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

ASSET-BACKED SECURITIES (Continued)
		Texas Competitive Electric Holdings Co. LLC
B2	$653	3.686%, 10/10/14	$514,679

		TOTAL BANK LOANS (cost $768,750)	675,751

COMMERCIAL MORTGAGE-BACKED SECURITY 0.1%
		Federal National Mortgage Assoc., Series 1998-73, Class MZ (cost $132,017)
Aaa	133	6.30%, 10/17/38	149,811

CORPORATE BONDS 10.7%

Automobile Manufacturers
		Daimler Finance North America LLC, Gtd. Notes, MTN
A3	100	5.75%, 09/08/11	100,509

Capital Markets 0.2%
		Morgan Stanley, Sr. Unsec’d. Notes
A2	700	1.233%(a), 04/29/13	694,899

Commercial Banks 2.7%
		Abbey National Treasury Services PLC, Bank Gtd. Notes (United Kingdom)
Aa3	400	1.832%(a), 04/25/14	396,111
		Ally Financial, Inc., Gtd. Notes
B1	1,000	8.00%, 03/15/20	1,071,250
		Sr. Unsec’d. Notes
B1	100	8.00%, 11/01/31	107,691
		American Express Bank FSB, Sr. Unsec’d. Notes
A2	400	5.50%, 04/16/13	427,393
		Banco Santander Brazil SA, Sr. Unsec’d. Notes, 144A (Brazil)
BBB-(b)	400	2.347%(a), 03/18/14	398,807
		Barclays Bank PLC, Sub. Notes, 144A (United Kingdom)
Baa1	1,120	10.179%, 06/12/21	1,388,800

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	41

Portfolio of Investments

as of July 31, 2011 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Commercial Banks (cont’d.)
		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Gtd. Notes (Netherlands)
Aaa	$1,000	4.50%, 01/11/21	$1,058,076
		Lloyds TSB Bank PLC, (United Kingdom) Bank Gtd. Notes, 144A, MTN
Aa3	600	4.375%, 01/12/15	614,563
		Jr. Sub. Notes, 144A
BB+(b)	1,000	12.00%(a), 12/29/49	1,112,100
		Royal Bank of Scotland PLC (The), Bank Gtd. Notes (United Kingdom)
Aa3	1,000	4.375%, 03/16/16	1,010,671
		UBS AG, Sr. Unsec’d. Notes (Switzerland)
Aa3	500	4.875%, 08/04/20	513,269

			8,098,731

Consumer Finance 0.3%
		American Express Co., Sr. Unsec’d. Notes
A3	600	7.00%, 03/19/18	720,360

Diversified Financial Services 2.9%
		Bank of America Corp., Sr. Unsec’d. Notes
A2	1,000	6.00%, 09/01/17	1,082,372
		Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes
Aa3	900	6.40%, 10/02/17	1,039,322
		Citigroup, Inc., Sr. Unsec’d. Notes
A3	1,000	3.953%, 06/15/16	1,039,239
		Credit Agricole Home Loan SFH, Covered Bonds, 144A (France)
Aaa	1,000	1.002%(a), 07/21/14	1,000,376
		Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes
Ba2	500	5.625%, 09/15/15	531,617
Ba2	100	7.50%, 08/01/12	104,740

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
			FUEL Trust, Sec’d. Notes, 144A
Baa2		$600	3.984%, 12/15/22	$605,416
			General Electric Capital Corp., Sub. Notes, 144A
Aa3	GBP	100	6.50%(a), 09/15/67	162,503
			International Lease Finance Corp., Sr. Sec’d. Notes, 144A
Ba3		500	7.125%, 09/01/18	532,500
			JPMorgan Chase & Co., Sr. Unsec’d. Notes
Aa3		700	4.25%, 10/15/20	698,221
			JPMorgan Chase Bank NA, Sub. Notes
Aa2		700	6.00%, 10/01/17	788,428
			Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(d)
NR		500	6.875%, 05/02/18	136,875
			Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN
A2		900	5.571%, 10/04/12	930,716

				8,652,325

Food Products 0.3%
			WM Wrigley Jr. Co., Sec’d. Notes, 144A
Baa1		$900	2.45%, 06/28/12	901,139

Healthcare Services 0.2%
			HCA, Inc., Sec’d. Notes
B2		600	9.25%, 11/15/16	640,125

Insurance 0.6%
Baa1		1,600	American International Group, Inc., Sr. Unsec’d. Notes 8.25%, 08/15/18	1,896,472

Metals & Mining 0.3%
Baa1		900	Barrick North America Finance LLC, Gtd. Notes, 144A 4.40%, 05/30/21	934,681

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	43

Portfolio of Investments

as of July 31, 2011 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Oil, Gas & Consumable Fuels 1.4%
A2	$600	BP Capital Markets PLC, Gtd. Notes (United Kingdom) 3.125%, 10/01/15	$628,330
A2	400	4.50%, 10/01/20	427,768
Baa1	800	Gazprom OAO Via Gaz Capital SA, Sr. Unsec’d. Notes (Luxembourg) 9.25%, 04/23/19	1,026,000
Baa1	800	Pride International, Inc., Gtd. Notes 6.875%, 08/15/20	962,619
Baa2	1,000	TNK-BP Finance SA, Gtd. Notes (Luxembourg) 7.50%, 03/13/13	1,082,500

			4,127,217

Paper & Forest Products 0.3%
Ba1	500	Georgia-Pacific LLC, Gtd. Notes, 144A 5.40%, 11/01/20	528,920
Ba1	400	7.125%, 01/15/17	430,069

			958,989

Pharmaceuticals 0.1%
Ba3	400	Valeant Pharmaceuticals International, Gtd. Notes, 144A 6.75%, 08/15/21	378,000

Real Estate Investment Trusts 0.4%
Baa3	1,000	Goodman Funding Pty Ltd., Gtd. Notes, 144A (Australia) 6.375%, 11/12/20	1,051,453

Telecommunications 0.4%
Baa3	1,000	Embarq Corp., Sr. Unsec’d. Notes 7.082%, 06/01/16	1,144,019

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS (Continued)

Tobacco 0.4%
Baa1		$800	Altria Group, Inc., Gtd. Notes 9.25%, 08/06/19	$1,067,633

Utilities 0.2%
A1		500	Korea Electric Power Corp., Sr. Unsec’d. Notes, 144A (South Korea) 3.00%, 10/05/15	506,099

			TOTAL CORPORATE BONDS (cost $30,660,221)	31,872,651

FOREIGN GOVERNMENT BONDS 4.6%
			Australia Government, Sr. Unsec’d. Notes (Australia)
Aaa	AUD	1,900	4.75%, 06/15/16	2,111,594
Aaa	AUD	2,200	5.25%, 03/15/19	2,502,458
Aaa	AUD	1,100	5.50%, 12/15/13	1,238,590
Aaa	AUD	1,400	5.50%, 01/21/18	1,612,895
Aaa	AUD	600	6.00%, 02/15/17	705,756
			Canadian Government, Bonds (Canada)
Aaa	CAD	200	1.50%, 03/01/12	209,865
Aaa	CAD	2,000	1.75%, 03/01/13	2,106,986
Aaa	CAD	800	2.25%, 08/01/14	852,482
			Province of Ontario Canada, Sr. Unsec’d. Notes (Canada)
Aa1		$900	2.70%, 06/16/15	943,551
			Republic of Brazil, Sr. Unsec’d. Notes (Brazil)
Baa3	BRL	1,800	12.50%, 01/05/22	1,485,637

			TOTAL FOREIGN GOVERNMENT BONDS (cost $12,523,345)	13,769,814

MUNICIPAL BONDS 1.4%

California 0.7%
			California State Public Works Board Lease Revenue, Revenue Bonds
Aa3		$500	7.804%, 03/01/35	521,890

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	45

Portfolio of Investments

as of July 31, 2011 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

MUNICIPAL BONDS (Continued)

California (cont’d.)
		State of California, General Obligation Unlimited
A1	$400	5.00%, 06/01/37	$395,964
A1	800	5.00%, 11/01/37	791,856
A1	200	5.00%, 12/01/37	197,964

			1,907,674

Illinois 0.7%
		Chicago Transit Authority, Series A, Revenue Bonds
Aa3	1,100	6.899%, 12/01/40	1,238,105
		Chicago Transit Authority, Series B, Revenue Bonds
Aa3	800	6.899%, 12/01/40	900,440

			2,138,545

Texas
		Texas State Transportation Commission, Revenue Bonds
Aaa	100	5.178%, 04/01/30	110,037

		TOTAL MUNICIPAL BONDS (cost $3,898,036)	4,156,256

RESIDENTIAL MORTGAGE-BACKED SECURITIES 1.8%
		BankTrust Mortgage Trust, Series 1, Class G
NR	35	5.70%, 12/01/23	33,312
		Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 23A2
Caa1	158	2.629%(a), 05/25/35	128,718
		Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1
CCC(b)	431	5.597%(a), 02/25/37	290,889
		Series 2006-OA11, Class A1B
Ca	459	0.377%(a), 09/25/46	249,648
		Federal Home Loan Mortgage Corp., Series 119, Class H
Aaa	20	7.50%, 01/15/21	23,800

See Notes to Financial Statements.

46	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
			Federal National Mortgage Assoc.,
			Series 2000-32, Class FM
Aaa		$7	0.637%(a), 10/18/30	$6,478
			Series 2006-5, Class 3A2
Aaa		469	2.417%(a), 05/25/35	500,264
			Series 2266, Class F
Aaa		3	0.637%(a), 11/15/30	3,125
			FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1
Aaa		95	1.675%(a), 07/25/44	94,377
			Fosse Master Issuer PLC, Series 2011-1A, Class A2, 144A (United Kingdom)
Aaa		900	1.65%(a), 10/18/54	901,894
			Government National Mortgage Assoc., Series 2000-9, Class FH
Aaa		19	0.687%(a), 02/16/30	18,798
			Granite Mortgages PLC, Series 2004-3, Class 3A2 (United Kingdom)
Aaa	GBP	561	1.015%(a), 09/20/44	877,832
			GSR Mortgage Loan Trust,
			Series 2005-AR6, Class 2A1
Aaa		241	2.78%(a), 09/25/35	226,396
			Series 2005-AR7, Class 4A1
CC(b)		522	5.263%(a), 11/25/35	409,537
			Harborview Mortgage Loan Trust,
			Series 2006-5, Class 2A1A
Caa3		504	0.367%(a), 07/19/46	292,031
			Series 2006-12, Class 2A2B
C		404	0.437%(a), 01/19/38	135,265
			Indymac Index Mortgage Loan Trust, Series 2007-FLX2, Class A2
C		429	0.377%(a), 04/25/37	102,797
			Washington Mutual Mortgage Pass-Through Certificates,
			Series 2007-HY1, Class 2A3
CCC(b)		410	5.621%(a), 02/25/37	297,291
			Series 2007-HY2, Class 1A1
CCC(b)		454	2.779%(a), 12/25/36	331,722

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	47

Portfolio of Investments

as of July 31, 2011 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
		Series 2007-OA3, Class 2A1A
Caa2	$465	`1.023%(a), 04/25/47	$334,226

		TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $5,707,794)	5,258,400

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS 9.1%
		Federal Home Loan Mortgage Corp.
	100	3.005%(a), 09/01/35	104,193
	70	5.50%, 12/01/36	76,602
	92	6.00%, 04/01/16 - 07/01/17	100,087
		Federal National Mortgage Assoc.
	146	1.478%(a), 06/01/43	145,924
	122	2.138%(a), 12/01/34	127,269
	1,000	3.00%, TBA	1,007,813
	5,000	3.50%, TBA	5,139,844
	1,710	4.00%, 03/01/24 - 05/01/41	1,764,019
	3,000	4.00%, TBA	3,143,437
	10,000	4.00%, TBA	10,156,250
	43	4.011%(a), 05/01/36	46,107
	2,471	4.50%, 02/01/24 - 03/01/41	2,604,049
	20	4.50%, TBA	21,448
	59	4.741%(a), 09/01/34	62,548
	568	5.00%, 05/01/38	607,321
	348	5.50%, 06/01/36	378,128
	1,274	6.00%, 09/01/37	1,402,245
	13	Government National Mortgage Assoc. 2.125%, 10/20/27 - 11/20/29	13,609
	4	2.625%(a), 09/20/22	4,552
	33	4.50%, 08/15/33	35,541
	5	8.50%, 05/20/30 - 04/20/31	6,261

		TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $26,612,378)	26,947,247

U.S. TREASURY OBLIGATIONS 1.7%
	400	U.S. Treasury Bonds 4.375%, 05/15/41	416,376
	100	7.50%, 11/15/24	145,391

See Notes to Financial Statements.

48	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

U.S. TREASURY OBLIGATIONS (Continued)
	$1,700	U.S. Treasury Inflationary Indexed Bonds, TIPS 1.125%, 01/15/21(e)(f)	$1,891,439
	600	2.125%, 02/15/40 - 02/15/41	730,893
	300	U.S. Treasury Notes 1.50%, 06/30/16	302,298
	900	2.125%, 12/31/15	939,375
	500	2.25%, 07/31/18	504,414

		TOTAL U.S. TREASURY OBLIGATIONS (cost $4,719,530)	4,930,186

		TOTAL LONG-TERM INVESTMENTS (cost $245,752,243)	285,924,042

SHORT-TERM INVESTMENTS 11.7%

REPURCHASE AGREEMENTS(g) 8.4%
	5,000	Barclays Capital, Inc., 0.17%, dated 07/29/11, due 08/01/11 in the amount of $5,000,071	5,000,000
	10,100	JPMorgan Securities LLC, 0.17%, dated 07/29/11, due 08/01/11 in the amount of $10,100,143	10,100,000
	10,000	JPMorgan Securities LLC, 0.20%, dated 07/29/11, due 08/01/11 in the amount of $10,000,167	10,000,000

		TOTAL REPURCHASE AGREEMENTS (cost $25,100,000)	25,100,000

Shares

AFFILIATED MONEY MARKET MUTUAL FUND 2.5%
7,306,302	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $7,306,302; Note 3)(h)	7,306,302

Principal Amount (000)#
U.S. GOVERNMENT AGENCY OBLIGATION(c) 0.7%
$2,200	Federal National Mortgage Assoc. 0.116%, 11/09/11 (cost $2,199,633)	2,199,206

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	49

Portfolio of Investments

as of July 31, 2011 continued

Principal Amount (000)#	Description	Value (Note 1)

U.S. TREASURY OBLIGATION(c)(e) 0.1%
$399	U.S. Treasury Bills 0.175%, 08/18/11 (cost $399,000)	$399,000

	TOTAL SHORT-TERM INVESTMENTS (cost $35,004,935)	35,004,508

	TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITY SOLD SHORT 107.8% (cost $280,757,178; Note 5)	320,928,550

Notional Amount (000)#			Counterparty

OPTIONS WRITTEN*

Call Options
	$11,000	90 Day Euro Dollar Futures, expiring 09/19/11, Strike Price $99.38		(7,838)
	1,500	Interest Rate Swap Options, Pay a fixed rate of 1.80% and receive a floating rate based on 3-month LIBOR, expiring 10/11/11	Credit Suisse First Boston Corp.	(13,022)
EUR	300	Pay a fixed rate of 3.00% and receive a floating rate based on 6-month LIBOR, expiring 10/12/11	Barclays Capital Group	(3,833)
EUR	700	Pay a fixed rate of 3.00% and receive a floating rate based on 6-month LIBOR, expiring 10/12/11	Citigroup Global Markets	(8,944)
EUR	700	Pay a fixed rate of 3.00% and receive a floating rate based on 6-month LIBOR, expiring 10/12/11	UBS Securities	(8,944)
	$2,400	Option on forward 2 year swap rate, expiring 11/14/11, Strike Price $—(i)	Morgan Stanley	(36,907)

				(79,488)

Put Options
	11,000	90 Day Euro Dollar Futures, expiring 09/19/11, Strike Price $99.38		(963)

See Notes to Financial Statements.

50	Visit our website at www.prudentialfunds.com

Notional Amount (000)#		Description	Counterparty	Value (Note 1)

OPTIONS WRITTEN (Continued)

Put Options (cont’d.)
	$2,100	5 Year CDX North America IG 16, expiring 09/21/11, Strike Price $1.20		$(3,186)
	2,800	expiring 12/21/11, Strike Price $1.20		(10,709)
	1,500	Interest Rate Swap Options, Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring 08/24/11	Credit Suisse First Boston Corp.	(16)
EUR	300	Receive a fixed rate of 3.50% and pay a floating rate based on 6-month LIBOR, expiring 10/12/11	Barclays Capital Group	(2,282)
EUR	700	Receive a fixed rate of 3.50% and pay a floating rate based on 6-month LIBOR, expiring 10/12/11	Citigroup Global Markets	(5,325)
EUR	700	Receive a fixed rate of 3.50% and pay a floating rate based on 6-month LIBOR, expiring 10/12/11	UBS Securities	(5,325)
	900	Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Deutshe Bank	(1,932)
	400	Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Barclays Capital Group	(669)
	1,600	Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Morgan Stanley	(7)
	300	Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Citigroup Global Markets	(657)

				(31,071)

		TOTAL OPTIONS WRITTEN (premiums received $127,833)		(110,559)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	51

Portfolio of Investments

as of July 31, 2011 continued

Principal Amount (000)#	Description	Value (Note 1)

SECURITY SOLD SHORT (0.4)%

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATION
$1,000	Federal National Mortgage Assoc. 6.00%, TBA (proceeds received $1,099,531)	$(1,099,648)

	TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITY SOLD SHORT(j) 107.4% (cost $279,529,814; Note 5)	319,718,343
	Other liabilities in excess of other assets(k) (7.4)%	(22,064,581)

	NET ASSETS 100%	$297,653,762

The following abbreviations are used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

CDO—Collateralized Debt Obligation

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CVA—Certificate Van Aandelen (Bearer)

CVT—Convertible Security

FHLMC—Federal Home Loan Mortgage Corporation

FSB—Federal Savings Bank

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

NR—Not Rated by Moody’s or Standard & Poor’s

TBA—To Be Announced

TIPS—Treasury Inflation Protected Securities

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CNY—Chinese Yuan

EUR—Euro

GBP—British Pound

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

See Notes to Financial Statements.

52	Visit our website at www.prudentialfunds.com

NOK—Norwegian Krone

SGD—Singapore Dollar

TWD—New Taiwanese Dollar

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
†	The ratings reflected are as of July 31, 2011. Ratings of certain bonds may have changed subsequent to that date.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2011.
(b)	Standard & Poor’s rating.
(c)	Rates shown are the effective yields at purchase date.
(d)	Represents issuer in default on interest payments. Non-income producing security.
(e)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(f)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(g)	Repurchase agreements are collateralized by United States Treasuries or federal agency obligations.
(h)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(i)	Exercise price and final cost determined on a future date, based upon the implied volatility.
(j)	As of July 31, 2011, 113 securities representing $23,111,294 and 7.8% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(k)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Future contracts open at July 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2011	Unrealized Appreciation (Depreciation)(1)
	Long Positions:
109	90 Day Euro Dollar	Dec. 2011	$27,056,138	$27,115,113	$58,975
14	90 Day Euro Dollar	Mar. 2012	3,467,412	3,481,275	13,863
59	90 Day Euro Dollar	Mar. 2014	14,303,075	14,506,625	203,550
82	90 Day Euro Euribor	Sep. 2011	28,933,708	28,977,893	44,185
121	5 Year Euro-Bobl	Sep. 2011	20,231,242	20,778,674	547,432

					868,005

	Short Positions:
4	5 Year U.S. Treasury Notes	Sep. 2011	480,000	485,781	(5,781)
37	10 Year U.S. Treasury Notes	Sep. 2011	4,477,000	4,650,438	(173,438)

					(179,219)

					$688,786

(1)	Cash of $39,000 and U.S. Treasury Securities with market value of $516,937 has been segregated to cover requirements for open futures contracts at July 31, 2011.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	53

Portfolio of Investments

as of July 31, 2011 continued

Forward foreign currency exchange contracts outstanding at July 31, 2011:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 09/13/11	Barclays Capital Group	GBP	60	$97,928	$98,438	$510
Canadian Dollar,
Expiring 09/19/11	Citigroup Global Markets	CAD	1,727	1,797,423	1,805,392	7,969
Expiring 09/19/11	Royal Bank of Canada	CAD	118	121,674	123,356	1,682
Chinese Yuan,
Expiring 09/14/11	Citigroup Global Markets	CNY	332	50,000	51,554	1,554
Expiring 09/14/11	Royal Bank of Scotland	CNY	206	31,000	31,915	915
Expiring 09/14/11	UBS Securities	CNY	497	75,000	77,215	2,215
Expiring 11/04/11	Deutsche Bank	CNY	441	69,000	68,469	(531)
Expiring 11/15/11	Deutsche Bank	CNY	689	104,000	107,071	3,071
Expiring 02/13/12	Barclays Capital Group	CNY	3,295	512,131	513,842	1,711
Expiring 02/13/12	Barclays Capital Group	CNY	895	138,833	139,622	789
Expiring 02/13/12	Citigroup Global Markets	CNY	2,705	420,875	421,821	946
Expiring 02/13/12	Citigroup Global Markets	CNY	1,904	295,697	296,892	1,195
Expiring 02/13/12	Citigroup Global Markets	CNY	853	132,296	133,027	731
Expiring 02/13/12	Deutsche Bank	CNY	848	131,673	132,318	645
Expiring 02/13/12	Deutsche Bank	CNY	816	126,632	127,262	630
Expiring 02/13/12	Deutsche Bank	CNY	347	53,506	54,177	671
Expiring 02/13/12	Hong Kong & Shanghai Bank	CNY	638	100,000	99,507	(493)
Expiring 02/13/12	JPMorgan Chase	CNY	1,064	167,000	165,995	(1,005)
Expiring 02/13/12	JPMorgan Chase	CNY	1,064	167,000	165,969	(1,031)
Expiring 02/13/12	JPMorgan Chase	CNY	1,058	166,000	164,962	(1,038)
Expiring 02/13/12	JPMorgan Chase	CNY	1,035	161,000	161,488	488
Expiring 02/13/12	JPMorgan Chase	CNY	863	133,950	134,617	667
Expiring 02/13/12	UBS Securities	CNY	681	105,806	106,267	461
Expiring 02/01/13	Deutsche Bank	CNY	456	72,525	71,931	(594)

See Notes to Financial Statements.

54	Visit our website at www.prudentialfunds.com

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan (cont’d.)
Expiring 02/01/13	Deutsche Bank	CNY	40	$6,279	$6,271	$(8)
Expiring 02/01/13	Goldman Sachs & Co.	CNY	1,060	169,000	167,082	(1,918)
Expiring 02/01/13	JPMorgan Chase	CNY	1,064	169,441	167,678	(1,763)
Expiring 08/05/13	UBS Securities	CNY	1,035	163,861	163,705	(156)
Euro,
Expiring 10/19/11	Citigroup Global Markets	EUR	158	222,951	226,567	3,616
Indian Rupee,
Expiring 08/12/11	Barclays Capital Group	INR	21,673	461,916	489,161	27,245
Expiring 08/12/11	Hong Kong & Shanghai Bank	INR	13,959	309,100	315,053	5,953
Expiring 07/12/12	JPMorgan Chase	INR	35,632	766,611	765,631	(980)
Malaysian Ringgit,
Expiring 08/11/11	Citigroup Global Markets	MYR	9	2,908	3,028	120
Expiring 04/23/12	JPMorgan Chase	MYR	9	2,966	2,971	5
Mexican Peso,
Expiring 11/18/11	Barclays Capital Group	MXN	4,648	394,000	391,915	(2,085)
Expiring 11/18/11	Barclays Capital Group	MXN	3,811	323,000	321,291	(1,709)
Expiring 11/18/11	Barclays Capital Group	MXN	3,253	276,000	274,318	(1,682)
Expiring 11/18/11	Deutsche Bank	MXN	2,559	217,000	215,724	(1,276)
Expiring 11/18/11	Morgan Stanley	MXN	11,684	995,999	985,102	(10,897)
New Taiwanese Dollar,
Expiring 01/11/12	Barclays Capital Group	TWD	21,560	752,279	750,347	(1,932)
Norwegian Krone,
Expiring 08/08/11	Deutsche Bank	NOK	5,851	1,109,447	1,086,005	(23,442)
Singapore Dollar,
Expiring 08/12/11	JPMorgan Chase	KRW	2,242,559	2,042,124	2,124,849	82,725
Expiring 09/09/11	Royal Bank of Canada	SGD	1,162	934,889	965,157	30,268
Expiring 11/14/11	JPMorgan Chase	KRW	1,087,387	1,020,637	1,023,847	3,210

				$15,571,357	$15,698,809	$127,452

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	55

Portfolio of Investments

as of July 31, 2011 continued

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 08/04/11	Citigroup Global Markets	AUD	50	$54,465	$54,823	$(358)
Expiring 08/31/11	Citigroup Global Markets	AUD	39	42,790	42,647	143
Expiring 08/31/11	Deutsche Bank	AUD	5,939	6,473,510	6,494,402	(20,892)
Brazilian Real,
Expiring 09/02/11	Barclays Capital Group	BRL	2,207	1,371,629	1,410,706	(39,077)
British Pound,
Expiring 09/13/11	Citigroup Global Markets	GBP	536	875,185	879,382	(4,197)
Expiring 09/13/11	UBS Securities	GBP	1,159	1,903,093	1,901,500	1,593
Canadian Dollar,
Expiring 09/19/11	Deutsche Bank	CAD	1,851	1,878,949	1,935,020	(56,071)
Expiring 09/19/11	Royal Bank of Canada	CAD	1,852	1,878,005	1,936,066	(58,061)
Expiring 09/19/11	Royal Bank of Canada	CAD	69	71,318	72,132	(814)
Chinese Yuan,
Expiring 09/14/11	UBS Securities	CNY	1,035	160,630	160,684	(54)
Euro,
Expiring 08/03/11	Citigroup Global Markets	EUR	4	5,870	5,858	12
Expiring 08/24/11	State Street Bank	EUR	518	732,611	744,456	(11,845)
Expiring 10/19/11	Credit Suisse First Boston Corp.	EUR	800	1,117,000	1,147,175	(30,175)
Expiring 10/19/11	Morgan Stanley	EUR	801	1,116,194	1,148,609	(32,415)
Expiring 11/09/11	State Street Bank	EUR	353	505,318	505,347	(29)
Indian Rupee,
Expiring 08/12/11	JPMorgan Chase	INR	35,632	801,081	804,215	(3,134)
Japanese Yen,
Expiring 10/17/11	Citigroup Global Markets	JPY	27,361	340,495	355,742	(15,247)
Malaysian Ringgit,
Expiring 08/11/11	JPMorgan Chase	MYR	9	2,994	3,028	(34)
Mexican Peso,
Expiring 11/18/11	Deutsche Bank	MXN	378	32,166	31,876	290

See Notes to Financial Statements.

56	Visit our website at www.prudentialfunds.com

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Norwegian Krone,
Expiring 08/08/11	Citigroup Global Markets	NOK	3,327	$603,404	$617,525	$(14,121)
South Korean Won,
Expiring 08/12/11	Barclays Capital Group	KRW	399,452	370,000	378,485	(8,485)
Expiring 08/12/11	JPMorgan Chase	KRW	1,087,387	1,026,175	1,030,311	(4,136)
Expiring 08/12/11	Royal Bank of Scotland	KRW	356,268	330,000	337,568	(7,568)
Expiring 08/12/11	UBS Securities	KRW	399,452	370,000	378,485	(8,485)

				$22,062,882	$22,376,042	$(313,160)

Interest rate swap agreements outstanding at July 31, 2011:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.(2)	12/21/21		$2,400	3.25%	3 month LIBOR	$(32,055)	$(719)	$(31,336)
Barclays Bank PLC(1)	12/15/17	AUD	500	5.50%	6 month Australian Bank Bill rate	6,058	(2,198)	8,256
Deutsche Bank(1)	12/15/17	AUD	300	5.50%	6 month Australian Bank Bill rate	3,635	(1,179)	4,814
Barclays Bank PLC(1)	01/02/14	BRL	2,800	11.99%	Brazilian interbank lending rate	(27,197)	570	(27,767)
Goldman Sachs & Co.(1)	01/02/14	BRL	5,900	11.96%	Brazilian interbank lending rate	(60,169)	(5,646)	(54,523)
Merrill Lynch & Co.(1)	01/02/14	BRL	4,000	11.86%	Brazilian interbank lending rate	(45,247)	4,471	(49,718)
Morgan Stanley & Co.(1)	01/02/13	BRL	3,600	11.98%	Brazilian interbank lending rate	(21,034)	17,147	(38,181)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	57

Portfolio of Investments

as of July 31, 2011 continued

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
UBS AG(1)	01/02/13	BRL	3,200	12.51%	Brazilian interbank lending rate	$(2,178)	$(2,449)	$271
Morgan Stanley & Co.(1)	03/05/13	MXN	10,800	6.50%	28 day Mexican interbank rate	10,975	(336)	11,311
UBS AG(1)	06/02/21	MXN	10,000	7.50%	28 day Mexican interbank rate	39,750	33,412	6,338

						$(127,462)	$43,073	$(170,535)

(1)	Fund pays the floating rate and receives the fixed rate.
(2)	Fund pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at July 31, 2011:

Counterparty	Termination Date	Notional Amount (000)(4)#	Fixed Rate	Reference Entity/ Obligation	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Default Swaps on Credit Indices—Sell Protection(1):
Morgan Stanley & Co.	12/20/15	$530	0.46%	Dow Jones CDX IG5 10Y Index	$(40,955)	$—	$(40,955)
Morgan Stanley & Co.	12/20/15	1,900	0.46%	Dow Jones CDX IG5 10Y Index	(146,384)	—	(146,384)

					$(187,339)	$—	$(187,339)

The Fund entered into credit default swap agreements on corporate issues, sovereign issues, asset-backed securities and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

See Notes to Financial Statements.

58	Visit our website at www.prudentialfunds.com

Counterparty	Termination Date	Notional Amount (000)(4)#	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps—Buy Protection(2):
Barclays Bank PLC	12/20/17	$968	0.80%	Dow Jones CDX IG9 10Y Index	$30,153	$8,396	$21,757
Citigroup. Inc.	06/20/15	200	5.00%	Dow Jones CDX HY14 Index	(6,906)	12,514	(19,420)
Credit Suisse International	06/20/15	1,300	1.00%	Dow Jones CDX IG14 5Y Index	(14,698)	(7,994)	(6,704)
Deutsche Bank	06/20/15	100	5.00%	Dow Jones CDX HY14 Index	(3,453)	5,873	(9,326)
Deutsche Bank	06/20/18	1,839	1.50%	Dow Jones CDX IG10 10Y Index	(19,143)	(20,783)	1,640
Deutsche Bank	06/20/13	2,226	1.55%	Dow Jones CDX IG10 5Y Index	(39,949)	(3,601)	(36,348)
Deutsche Bank	03/20/14	300	1.25%	Embarq Corp., 7.08%, due 06/01/16	(5,131)	—	(5,131)
Deutsche Bank	03/20/14	200	1.27%	Embarq Corp., 7.08%, due 06/01/16	(3,530)	—	(3,530)
Deutsche Bank	03/20/14	200	1.43%	Embarq Corp., 7.08%, due 06/01/16	(4,383)	17	(4,400)
Deutsche Bank	09/20/11	200	0.62%	Nationwide Health, 6.50%, due 07/15/11	(209)	—	(209)
Goldman Sachs & Co.	12/20/17	3,872	0.80%	Dow Jones CDX IG9 10Y Index	120,612	21,767	98,845
Goldman Sachs & Co.	06/20/18	2,226	1.50%	Dow Jones CDX IG10 10Y Index	(23,173)	(55,445)	32,272
Merrill Lynch & Co.	12/20/11	272	0.00%	Dow Jones CDX HY7 Index	19,614	7,803	11,811
Merrill Lynch & Co.	12/20/17	1,936	0.80%	Dow Jones CDX IG9 10Y Index	60,306	26,406	33,900
Morgan Stanley & Co.	06/20/18	5,227	1.50%	Dow Jones CDX IG10 10Y Index	(54,407)	(105,130)	50,723
Morgan Stanley & Co.	06/20/15	2,700	1.00%	Dow Jones CDX IG14 5Y Index	(30,527)	(16,837)	(13,690)
Morgan Stanley & Co.	12/20/12	700	0.14%	Dow Jones CDX IG5 Index	267	—	267

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	59

Portfolio of Investments

as of July 31, 2011 continued

Counterparty	Termination Date	Notional Amount (000)(4)#	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps—Buy Protection(2) (cont’d.):
Morgan Stanley & Co.	12/20/12	$2,700	0.14%	Dow Jones CDX IG5 Index	$1,029	$—	$1,029
Morgan Stanley & Co.	12/20/17	4,066	0.80%	Dow Jones CDX IG9 10Y Index	126,643	66,066	60,577
Morgan Stanley & Co.	03/20/14	100	1.30%	Embarq Corp., 7.08%, due 06/01/16	(1,840)	8	(1,848)

					$151,275	$(60,940)	$212,215

(1)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

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Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$166,155,360	$22,618,064	$—
Exchange Traded Fund	60,120	—	—
Preferred Stocks	905,044	459,918	—
Unaffiliated Mutual Funds	132,723	—	—
Asset-Backed Securities	—	7,832,697	—
Bank Loans	—	675,751	—
Commerical Mortgage-Backed Security	—	149,811	—
Corporate Bonds	—	31,872,651	—
Foreign Government Bonds	—	13,769,814	—
Municipal Bonds	—	4,156,256	—
Residential Mortgage-Backed Securities	—	5,225,088	33,312
U.S. Government Agency Obligation	—	2,199,206	—
U.S. Government Mortgage-Backed Obligations	—	26,947,247	—
U.S. Treasury Obligations	—	5,329,186	—
Repurchase Agreements	—	25,100,000	—
Options Written	(8,801)	(64,851)	(36,907)
Affiliated Money Market Mutual Fund	7,306,302	—	—
Security Sold Short—U.S. Government Mortgage-Backed Obligation	—	(1,099,648)	—
Other Financial Instruments*
Futures	688,786	—	—
Forward foreign currency exchange contracts	—	(185,708)	—

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	61

Portfolio of Investments

as of July 31, 2011 continued

	Level 1	Level 2	Level 3
Other Financial Instruments* (cont’d)
Interest rate swap agreements	$—	$(170,535)	$—
Credit default swap agreements	—	24,876	—

Total	$175,239,534	$144,839,823	$(3,595)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The investment allocation of Portfolio holdings and other liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2011 were as follows:

U.S. Government Mortgage-Backed Obligations	9.1%
Repurchase Agreements	8.4
Oil, Gas & Consumable Fuels	7.8
Foreign Government Bonds	4.6
Commercial Banks	4.6
Diversified Financial Services	4.4
Pharmaceuticals	4.2
Insurance	3.3
Retail & Merchandising	3.1
Chemicals	2.8
Asset-Backed Securities	2.6
Affiliated Money Market Mutual Fund	2.5
Metals & Mining	2.1
Media	1.8
U.S. Treasury Obligations	1.8
Residential Mortgage-Backed Securities	1.8
Telecommunications	1.6
Internet Software & Services	1.6
Internet Services	1.5
Computer Hardware	1.5
Aerospace & Defense	1.5
Software	1.4
Municipal Bonds	1.4
Computer Services & Software	1.3
Hotels, Restaurants & Leisure	1.3
Financial Services	1.1
Financial—Bank & Trust	1.1
Machinery	1.1
Energy Equipment & Services	1.1
Electric Utilities	1.0
Manufacturing	1.0
Transportation	1.0
Real Estate Investment Trusts	1.0
Tobacco	0.9

See Notes to Financial Statements.

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Industry (cont’d.)
Capital Markets	0.8%
Commercial Services & Supplies	0.8
Foods	0.8
Clothing & Apparel	0.8
Diversified Telecommunication Services	0.8
Food & Staples Retailing	0.8
U.S. Government Agency Obligations	0.7
Beverages	0.7
Consumer Finance	0.6
IT Services	0.6
Biotechnology	0.5
Food Products	0.5
Wireless Telecommunication Services	0.5
Electronic Components	0.5
Specialty Retail	0.5
Consumer Products & Services	0.5
Healthcare Providers & Services	0.5
Multi-Utilities	0.4
Entertainment & Leisure	0.4
Healthcare Equipment & Supplies	0.4
Banks	0.4
Computers & Peripherals	0.4
Automobile Manufacturers	0.4
Healthcare Services	0.4
Industrial Conglomerates	0.4
Paper & Forest Products	0.3
Construction & Engineering	0.3
Utilities	0.3
Semiconductors	0.3
Life Sciences Tools & Services	0.3
Internet	0.2
Office Electronics	0.2
Retail	0.2
Bank Loans	0.2
Building Materials	0.2
Diversified Operations	0.2
Electronic Equipment & Instruments	0.2
Distribution/Wholesale	0.2
Investment Companies	0.2
Medical Supplies & Equipment	0.2
Auto Parts & Equipment	0.2
Textiles, Apparel & Luxury Goods	0.2
Semiconductors & Semiconductor Equipment	0.2
Multi-Line Retail	0.2
Food & Beverage	0.1
Diversified Manufacturing Operations	0.1
Advertising	0.1
Automobiles	0.1
Healthcare Products	0.1

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	63

Portfolio of Investments

as of July 31, 2011 continued

Industry (cont’d.)
Household Products	0.1%
Auto Components	0.1
Trading Companies & Distributors	0.1
Apparel	0.1
Air Freight & Logistics	0.1
Electrical Equipment	0.1
Containers & Packaging	0.1
Environmental Control	0.1
Airlines	0.1
Household Durables	0.1
Cosmetics & Toiletries	0.1
Holding Companies—Diversified	0.1
Commercial Services	0.1
Real Estate Management & Development	0.1
Hand/Machine Tools	0.1
Commercial Mortgage-Backed Securities	0.1

107.8
Security Sold Short	(0.4)
Other liabilities in excess of other assets	(7.4)

100.0%

The Fund invested in various derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Receivable from broker— variation margin	$868,005	*	Receivable from broker— variation margin	$179,219	*
Interest rate contracts	—	—		Outstanding options written, at value	96,664
Interest rate contracts	Premiums paid for swap agreements	55,600		Premiums received for swap agreements	12,527

See Notes to Financial Statements.

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Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	Unrealized appreciation on swap agreements	$30,990	Unrealized depreciation on swap agreements	$201,525
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	182,030	Unrealized depreciation on foreign currency exchange contracts	367,738
Credit contracts	Unrealized appreciation on swap agreements	312,821	Unrealized depreciation on swap agreements	287,945
Credit contracts	Premiums paid for swap agreements	148,850	Premiums received for swap agreements	209,790
Credit contracts	—	—	Outstanding options written, at value	13,895

Total		$1,598,296		$1,369,303

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Rights	Futures	Purchased Options	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$—	$(83,085)	$31	$189,670	$(172,971)	$—	$(66,355)
Foreign exchange contracts	—	—	—	—	5,503	—	(1,023,228)	(1,017,725)
Credit contracts	—	—	—	—	23,495	(312,924)	—	(289,429)
Equity contracts	1,163	63,455	143,160	—	—	—	—	207,778

Total	$1,163	$63,455	$60,075	$31	$218,668	$(485,895)	$(1,023,228)	$(1,165,731)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	65

Portfolio of Investments

as of July 31, 2011 continued

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$631,113	$82,791	$(213,432)	$—	$500,472
Foreign exchange contracts	—	—	—	—	182,337	182,337
Credit contracts	—	—	4,340	(215,673)	—	(211,333)
Equity contracts	(1,114)	—	—	—	—	(1,114)

Total	$(1,114)	$631,113	$87,131	$(429,105)	$182,337	$470,362

For the year ended July 31, 2011, the Fund’s average volume of derivative activities are as follows:

Written Options(1)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Purchase Contracts(3)	Forward Foreign Currency Exchange Sale Contracts(4)	Interest Rate Swap Agreements(5)	Credit Default Swap Agreements- Buy Protection(5)	Credit Default Swap Agreements- Sell Protection(5)
$146,319	$48,997,740	$991,400	$11,958,509	$13,678,557	$13,580,880	$30,552,765	$2,650,000

(1)	Premium Received.
(2)	Value at Trade Date.
(3)	Value at Settlement Date Payable.
(4)	Value at Settlement Date Receivable.
(5)	Notional Amount.

See Notes to Financial Statements.

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Financial Statements

JULY 31, 2011	ANNUAL REPORT

Target Asset Allocation Funds/

Target Moderate Allocation Fund

Statement of Assets and Liabilities

as of July 31, 2011

Assets
Investments at value:
Unaffiliated Investments (cost $273,450,876)	$313,622,248
Affiliated Investments (cost $7,306,302)	7,306,302
Cash	1,274,588
Foreign currency, at value (cost $272,216)	273,482
Deposit with broker	39,000
Receivable for investments sold	15,674,684
Dividends and interest receivable	1,142,737
Unrealized appreciation on swap agreements	343,811
Premiums paid for swap agreements	204,450
Unrealized appreciation on foreign currency exchange contracts	182,030
Tax reclaim receivable	134,674
Receivable from broker-variation margin	87,867
Receivable for Fund shares sold	38,065

Total assets	340,323,938

Liabilities
Payable for investments purchased	38,856,131
Securities sold short, at value (proceeds $1,099,531)	1,099,648
Payable for Fund shares reacquired	805,554
Unrealized depreciation on swap agreements	489,470
Unrealized depreciation on foreign currency exchange contracts	367,738
Accrued expenses and other liabilities	266,711
Premiums received for swap agreements	222,317
Management fee payable	193,912
Distribution fee payable	126,608
Outstanding options written (premiums received $127,833)	110,559
Payable to broker	90,000
Affiliated transfer agent fee payable	37,115
Deferred trustees’ fees	4,413

Total liabilities	42,670,176

Net Assets	$297,653,762

Net assets were comprised of:
Shares of beneficial interest, at par	$26,818
Paid-in capital, in excess of par	301,256,389

301,283,207
Undistributed net investment income	1,840,351
Accumulated net realized loss on investment and foreign currency transactions	(46,036,146)
Net unrealized appreciation on investments and foreign currencies	40,566,350

Net assets, July 31, 2011	$297,653,762

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share, ($196,984,995 ÷ 17,720,049 shares of common stock issued and outstanding)	$11.12
Maximum sales charge (5.5% of offering price)	.65

Maximum offering price to public	$11.77

Class B:
Net asset value, offering price and redemption price per share, ($36,954,915 ÷ 3,340,249 shares of common stock issued and outstanding)	$11.06

Class C:
Net asset value, offering price and redemption price per share, ($58,827,298 ÷ 5,318,967 shares of common stock issued and outstanding)	$11.06

Class M:
Net asset value, offering price and redemption price per share, ($230,483 ÷ 20,884 shares of common stock issued and outstanding)	$11.04

Class R:
Net asset value, offering price and redemption price per share, ($340,692 ÷ 30,690 shares of common stock issued and outstanding)	$11.10

Class X:
Net asset value, offering price and redemption price per share, ($776,831 ÷ 69,880 shares of common stock issued and outstanding)	$11.12

Class Z:
Net asset value, offering price and redemption price per share, ($3,538,548 ÷ 317,674 shares of common stock issued and outstanding)	$11.14

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	69

Statement of Operations

Year Ended July 31, 2011

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes $123,103)	$4,136,126
Unaffiliated interest income	3,515,352
Affiliated dividend income	21,888

7,673,366

Expenses
Management fee	2,269,065
Distribution fee—Class A	466,759
Distribution fee—Class B	469,272
Distribution fee—Class C	627,542
Distribution fee—Class M	7,021
Distribution fee—Class R	2,484
Distribution fee—Class X	2,780
Transfer agent’s fees and expenses (including affiliated expense of $218,200)	454,000
Custodian’s fees and expenses	380,000
Audit fee	73,000
Registration fees	70,000
Reports to shareholders	60,000
Legal fee	24,000
Trustees’ fees	19,000
Insurance expense	7,000
Miscellaneous	44,039

Total expenses	4,975,962

Net investment income	2,697,404

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	21,060,424
Options written transactions	218,668
Foreign currency transactions	(1,030,302)
Futures transactions	60,075
Swap agreement transactions	(485,895)
Short sale transactions	(109,101)

19,713,869

Net change in unrealized appreciation (depreciation) on:
Investments	14,080,427
Options written	87,131
Foreign currencies	210,967
Futures	631,113
Swaps	(429,105)
Short sales	1,485

14,582,018

Net gain on investments	34,295,887

Net Increase In Net Assets Resulting From Operations	$36,993,291

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income	$2,697,404	$3,161,396
Net realized gain on investment and foreign currency transactions	19,713,869	11,876,188
Net change in unrealized appreciation on investments and foreign currencies	14,582,018	16,971,514

Net increase in net assets resulting from operations	36,993,291	32,009,098

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(1,566,050)	(2,184,004)
Class B	(72,164)	(630,487)
Class C	(97,074)	(701,868)
Class M	(1,307)	(19,580)
Class R	(3,071)	(7,038)
Class X	(10,214)	(20,047)
Class Z	(42,371)	(67,255)

	(1,792,251)	(3,630,279)

Capital Contributions (Note 2)
Class X	106	70

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	35,562,345	39,603,319
Net asset value of shares issued in reinvestment of dividends and distributions	1,746,778	3,492,438
Cost of shares reacquired	(62,541,358)	(71,590,026)

Net decrease in net assets resulting from Fund share transactions	(25,232,235)	(28,494,269)

Total increase (decrease)	9,968,911	(115,380)

Net Assets
Beginning of year	287,684,851	287,800,231

End of year(a)	$297,653,762	$287,684,851

(a) Includes undistributed net income of:	$1,840,351	$2,076,492

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	71

Notes to Financial Statements

Target Asset Allocation Funds (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified management investment company presently consisting of three portfolios: Target Moderate Allocation Fund (the “Fund”), Target Conservative Allocation Fund and Target Growth Allocation Fund. These financial statements relate only to Target Moderate Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisors”), each managing a portion of the Fund’s assets. The following lists the Subadvisors and their respective segment during the year ended July 31, 2011.

Fund Segment
Large-cap value stocks	Eaton Vance Management Hotchkis and Wiley Capital Management LLC NFJ Investment Group L.P.

International stocks	LSV Asset Management Thornburg Investment Management, Inc.

Large-cap growth stocks	Marsico Capital Management, LLC Massachusetts Financial Services Company

Small-cap value stocks	EARNEST Partners, LLC Vaughan Nelson Investment Management, LP

Core fixed income bonds	Pacific Investment Management Company LLC

Small-cap growth stocks	Eagle Asset Management

The investment objective of the Fund is to seek to provide capital appreciation and a reasonable level of current income.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an

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asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the Subadvisor(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value.

Investments in open end, non exchange traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Target Asset Allocation Funds/Target Moderate Allocation Fund	73

Notes to Financial Statements

continued

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

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Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may by delayed or limited.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation and depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement exists between the Fund and the counterparty which permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security

Target Asset Allocation Funds/Target Moderate Allocation Fund	75

Notes to Financial Statements

continued

short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than respectively the proceeds originally received.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund also purchased options to gain exposure to certain securities and foreign currencies. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on affecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Fund writes an option on a swap contract, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and

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receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, and to manage yield curve and duration. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Swap Agreements: The Fund entered into credit default and interest rate swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at the reporting date, if any, are listed on the Portfolio of Investments.

Target Asset Allocation Funds/Target Moderate Allocation Fund	77

Notes to Financial Statements

continued

Interest Rate Swaps: Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. A master netting agreement exists between the Fund and the counterparty which permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund purchased credit default swaps to provide a measure of protection against defaults of the issuers. The Fund used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. The Fund took an active short position with respect to the likelihood of a particular issue’s default by selling credit default swaps. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. A master netting agreement exists between the Fund and the counterparty which permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

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As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date are disclosed in the footnotes to the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the

Target Asset Allocation Funds/Target Moderate Allocation Fund	79

Notes to Financial Statements

continued

right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of July 31, 2011, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights: The Fund held warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount, on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to its respective class), unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

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Dividends and Distributions: Dividends from net investment income are declared and paid annually. Distributions of net realized capital and currency gains, if any, are declared and paid annually.

Dividends and distributions to shareholders which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisors’ performance of all investment advisory services. Pursuant to the advisory agreements, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of 0.75% of the average daily net assets up to $500 million, 0.70% of average daily net assets for the next $500 million and 0.65% of average daily net assets in excess of $1 billion. The effective management fee rate was 0.75% for the year ended July 31, 2011.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C, M, R, X and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the

Target Asset Allocation Funds/Target Moderate Allocation Fund	81

Notes to Financial Statements

continued

Fund’s Class A, B, C, M, R and X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1%, 1%, 0.75% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively. PIMS has contractually agreed to limit such expenses to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively, for the year ended July 31, 2011.

Management has received the maximum allowable amount of sales charges for Class X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the Manager are contributed back into the Fund and included in the Statement of Changes and Financial Highlights as a contribution to capital.

PIMS has advised the Fund that it has received $126,477 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2011. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised the Fund that for the year ended July 31, 2011, it has received $63,165, $5,456 and $211 in contingent deferred sales charges imposed upon certain redemptions by Class B, Class C and Class M shareholders, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Taxable Core Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

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Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. government securities, for the year ended July 31, 2011, aggregated $396,151,461 and $391,009,673, respectively.

Transactions in options written during the year ended July 31, 2011 were as follows:

	Notional Amount (000)	Premiums Received
Options outstanding at July 31, 2010	64,100	$114,802
Written swap options	64,300	351,670
Expired swap options	(61,700)	(211,373)
Closed swap options	(27,800)	(127,266)

Options outstanding at July 31, 2011	38,900	$127,833

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the tax year ended July 31, 2011, the adjustments were to decrease undistributed net investment income and to decrease accumulated net realized loss on investment and foreign currency transactions by $1,141,294 due to differences in the treatment for books and tax purposes of certain transactions involving foreign securities and currencies, passive foreign investment companies, paydown securities and swaps. Net investment income, net realized gain on investments and foreign currencies and net assets were not affected by this change.

For the year ended July 31, 2011, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $1,792,251 from ordinary income. For the year ended July 31, 2010, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $3,630,279 from ordinary income.

As of July 31, 2011, the accumulated undistributed earnings on a tax basis was $2,116,133 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

Target Asset Allocation Funds/Target Moderate Allocation Fund	83

Notes to Financial Statements

continued

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation of Investments
$291,017,834	$47,004,410	$(17,093,694)	$29,910,716	$580,358	$30,491,074

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales and straddles. The other cost basis adjustments are primarily attributed to appreciation (depreciation) of foreign currencies, swaps, short sales, options, futures, forward currency transactions and mark-to-market of receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2011 of approximately $36,209,000 which expires in 2018. The Fund utilized approximately $17,395,000 of its capital loss carryforward to offset net taxable gains realized in the year ended July 31, 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund has elected to treat post-October currency losses of approximately $23,000 as having been incurred in the following fiscal year (July 31, 2012).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which

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the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year. Class M shares automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a monthly basis approximately ten years after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

As of July 31, 2011, Prudential owns 229 shares of Class R.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Target Asset Allocation Funds/Target Moderate Allocation Fund	85

Notes to Financial Statements

continued

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2011:
Shares sold	2,790,222	$30,000,283
Shares issued in reinvestment of dividends and distributions	144,675	1,535,007
Shares reacquired	(3,545,393)	(38,281,566)

Net increase (decrease) in shares outstanding before conversion	(610,496)	(6,746,276)
Shares issued upon conversion from Class B, Class M, and Class X	1,641,072	17,573,237

Net increase (decrease) in shares outstanding	1,030,576	$10,826,961

Year ended July 31, 2010:
Shares sold	3,374,480	$32,868,781
Shares issued in reinvestment of dividends and distributions	222,963	2,144,902
Shares reacquired	(3,827,068)	(37,383,484)

Net increase (decrease) in shares outstanding before conversion	(229,625)	(2,369,801)
Shares issued upon conversion from Class B, Class M, and Class X	1,012,487	9,799,286

Net increase (decrease) in shares outstanding	782,862	$7,429,485

Class B
Year ended July 31, 2011:
Shares sold	235,993	$2,535,186
Shares issued in reinvestment of dividends and distributions	6,640	70,448
Shares reacquired	(729,893)	(7,818,396)

Net increase (decrease) in shares outstanding before conversion	(487,260)	(5,212,762)
Shares reaquired upon conversion into Class A	(1,531,200)	(16,301,175)

Net increase (decrease) in shares outstanding	(2,018,460)	$(21,513,937)

Year ended July 31, 2010:
Shares sold	334,168	$3,249,325
Shares issued in reinvestment of dividends and distributions	63,206	608,038
Shares reacquired	(1,614,630)	(15,695,227)

Net increase (decrease) in shares outstanding before conversion	(1,217,256)	(11,837,864)
Shares reaquired upon conversion into Class A	(896,282)	(8,648,311)

Net increase (decrease) in shares outstanding	(2,113,538)	$(20,486,175)

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Class C	Shares	Amount
Year ended July 31, 2011:
Shares sold	250,223	$2,671,216
Shares issued in reinvestment of dividends and distributions	8,274	87,786
Shares reacquired	(1,352,186)	(14,447,212)

Net increase (decrease) in shares outstanding	(1,093,689)	$(11,688,210)

Year ended July 31, 2010:
Shares sold	317,509	$3,080,285
Shares issued in reinvestment of dividends and distributions	65,738	632,403
Shares reacquired	(1,577,767)	(15,315,107)

Net increase (decrease) in shares outstanding	(1,194,520)	$(11,602,419)

Class M
Year ended July 31, 2011:
Shares sold	1,397	$15,182
Shares issued in reinvestment of dividends and distributions	121	1,280
Shares reacquired	(12,374)	(129,538)

Net increase (decrease) in shares outstanding before conversion	(10,856)	(113,076)
Shares reaquired upon conversion into Class A	(80,339)	(868,923)

Net increase (decrease) in shares outstanding	(91,195)	$(981,999)

Year ended July 31, 2010:
Shares sold	2,076	$19,376
Shares issued in reinvestment of dividends and distributions	2,021	19,403
Shares reacquired	(38,269)	(369,549)

Net increase (decrease) in shares outstanding before conversion	(34,172)	(330,770)
Shares reaquired upon conversion into Class A	(86,494)	(842,581)

Net increase (decrease) in shares outstanding	(120,666)	$(1,173,351)

Class R
Year ended July 31, 2011:
Shares sold	4,174	$45,180
Shares issued in reinvestment of dividends and distributions	289	3,071
Shares reacquired	(32,380)	(356,928)

Net increase (decrease) in shares outstanding	(27,917)	$(308,677)

Year ended July 31, 2010:
Shares sold	4,919	$47,230
Shares issued in reinvestment of dividends and distributions	732	7,038
Shares reacquired	(31,820)	(310,493)

Net increase (decrease) in shares outstanding	(26,169)	$(256,225)

Target Asset Allocation Funds/Target Moderate Allocation Fund	87

Notes to Financial Statements

continued

Class X	Shares	Amount
Year ended July 31, 2011:
Shares sold	2,816	$30,635
Shares issued in reinvestment of dividends and distributions	963	10,215
Shares reacquired	(41,526)	(444,203)

Net increase (decrease) in shares outstanding	(37,747)	$(403,353)
Shares reaquired upon conversion into Class A	(37,075)	(403,139)

Net increase (decrease) in shares outstanding	(74,822)	$(806,492)

Year ended July 31, 2010:
Shares sold	12,342	$119,140
Shares issued in reinvestment of dividends and distributions	2,084	20,047
Shares reacquired	(86,753)	(842,026)

Net increase (decrease) in shares outstanding	(72,327)	$(702,839)
Shares reaquired upon conversion into Class A	(32,214)	(308,394)

Net increase (decrease) in shares outstanding	(104,541)	$(1,011,233)

Class Z
Year ended July 31, 2011:
Shares sold	24,117	$264,663
Shares issued in reinvestment of dividends and distributions	3,670	38,971
Shares reacquired	(98,769)	(1,063,515)

Net increase (decrease) in shares outstanding	(70,982)	$(759,881)

Year ended July 31, 2010:
Shares sold	22,533	$219,182
Shares issued in reinvestment of dividends and distributions	6,300	60,607
Shares reacquired	(173,279)	(1,674,140)

Net increase (decrease) in shares outstanding	(144,446)	$(1,394,351)

Note 7. Borrowings

The Trust, along with other affiliated registered investment companies (the “Companies”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Companies pay a commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Companies had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of 0.15% of the unused portion. Interest on any borrowings under these SCAs is paid at

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contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended July 31, 2011.

Note 8. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective control for Repurchase Agreements.” The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Target Asset Allocation Funds/Target Moderate Allocation Fund	89

Financial Highlights

Class A Shares
	Year Ended July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.88	$8.97	$10.72	$12.75	$11.92
Income (loss) from investment operations:
Net investment income	.13	.14	.19	.25	.22
Net realized and unrealized gain (loss) on investment transactions	1.20	.90	(1.59)	(1.05)	1.31
Total from investment operations	1.33	1.04	(1.40)	(.80)	1.53
Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.13)	(.25)	(.24)	(.22)
Distributions from net realized gains	-	-	(.10)	(.99)	(.48)
Total dividends and distributions	(.09)	(.13)	(.35)	(1.23)	(.70)
Net asset value, end of year	$11.12	$9.88	$8.97	$10.72	$12.75
Total Return(a)	13.51%	11.67%	(12.78)%	(7.02)%	13.03%

Ratios/Supplemental Data:
Net assets, end of year (000)	$196,985	$164,925	$142,715	$162,212	$165,073
Average net assets (000)	$186,704	$159,007	$131,169	$169,156	$154,791
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.37%	1.41%	1.48% (e)	1.39%	1.18%
Expenses, excluding distribution and service (12b-1) fees	1.12%	1.16%	1.23% (e)	1.14%	.93%
Net investment income	1.16%	1.39%	2.18%	2.05%	1.72%
Portfolio turnover rate	151%	140%	249%	213%	195%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the year.

(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Includes interest expense of 0.03%.

See Notes to Financial Statements.

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Class B Shares
	Year Ended July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.84	$8.97	$10.66	$12.70	$11.87
Income (loss) from investment operations:
Net investment income	.04	.06	.13	.16	.12
Net realized and unrealized gain (loss) on investment transactions	1.20	.91	(1.58)	(1.04)	1.32
Total from investment operations	1.24	.97	(1.45)	(.88)	1.44
Less Dividends and Distributions:
Dividends from net investment income	(.02)	(.10)	(.14)	(.17)	(.13)
Distributions from net realized gains	-	-	(.10)	(.99)	(.48)
Total dividends and distributions	(.02)	(.10)	(.24)	(1.16)	(.61)
Net asset value, end of year	$11.06	$9.84	$8.97	$10.66	$12.70
Total Return(a)	12.57%	10.82%	(13.43)%	(7.72)%	12.27%

Ratios/Supplemental Data:
Net assets, end of year (000)	$36,955	$52,726	$67,013	$110,784	$156,676
Average net assets (000)	$46,927	$62,087	$76,425	$139,512	$167,764
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.12%	2.16%	2.23% (d)	2.14%	1.93%
Expenses, excluding distribution and service (12b-1) fees	1.12%	1.16%	1.23% (d)	1.14%	.93%
Net investment income	.41%	.65%	1.46%	1.30%	.97%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of 0.03%.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	91

Financial Highlights

continued

Class C Shares
	Year Ended July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.84	$8.97	$10.66	$12.70	$11.87
Income (loss) from investment operations:
Net investment income	.04	.06	.12	.16	.12
Net realized and unrealized gain (loss) on investment transactions	1.20	.91	(1.57)	(1.04)	1.32
Total from investment operations	1.24	.97	(1.45)	(.88)	1.44
Less Dividends and Distributions:
Dividends from net investment income	(.02)	(.10)	(.14)	(.17)	(.13)
Distributions from net realized gains	-	-	(.10)	(.99)	(.48)
Total dividends and distributions	(.02)	(.10)	(.24)	(1.16)	(.61)
Net asset value, end of year	$11.06	$9.84	$8.97	$10.66	$12.70
Total Return(a)	12.57%	10.82%	(13.43)%	(7.72)%	12.27%

Ratios/Supplemental Data:
Net assets, end of year (000)	$58,827	$63,077	$68,208	$100,797	$128,243
Average net assets (000)	$62,754	$68,051	$72,815	$119,437	$129,699
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.12%	2.16%	2.23% (d)	2.14%	1.93%
Expenses, excluding distribution and service (12b-1) fees	1.12%	1.16%	1.23% (d)	1.14%	.93%
Net investment income	.41%	.64%	1.45%	1.30%	.97%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of 0.03%.

See Notes to Financial Statements.

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Class M Shares
	Year Ended July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.81	$8.95	$10.64	$12.66	$11.85
Income (loss) from investment operations:
Net investment income	.04	.06	.13	.16	.12
Net realized and unrealized gain (loss) on investment transactions	1.21	.90	(1.58)	(1.02)	1.30
Total from investment operations	1.25	.96	(1.45)	(.86)	1.42
Less Dividends and Distributions:
Dividends from net investment income	(.02)	(.10)	(.14)	(.17)	(.13)
Distributions from net realized gains	-	-	(.10)	(.99)	(.48)
Total dividends and distributions	(.02)	(.10)	(.24)	(1.16)	(.61)
Net asset value, end of year	$11.04	$9.81	$8.95	$10.64	$12.66
Total Return(a)	12.71%	10.74%	(13.46)%	(7.58)%	12.21%

Ratios/Supplemental Data:
Net assets, end of year (000)	$230	$1,100	$2,083	$4,709	$8,277
Average net assets (000)	$702	$1,717	$2,764	$6,746	$8,529
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.12%	2.16%	2.23% (d)	2.14%	1.93%
Expenses, excluding distribution and service (12b-1) fees	1.12%	1.16%	1.23% (d)	1.14%	.93%
Net investment income	.38%	.64%	1.47%	1.29%	.96%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Includes interest expense of 0.03%.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	93

Financial Highlights

continued

Class R Shares
	Year Ended July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.87	$8.97	$10.73	$12.76	$11.93
Income (loss) from investment operations:
Net investment income	.09	.11	.17	.22	.18
Net realized and unrealized gain (loss) on investment transactions	1.21	.91	(1.60)	(1.05)	1.32
Total from investment operations	1.30	1.02	(1.43)	(.83)	1.50
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.12)	(.23)	(.21)	(.19)
Distributions from net realized gains	-	-	(.10)	(.99)	(.48)
Total dividends and distributions	(.07)	(.12)	(.33)	(1.20)	(.67)
Net asset value, end of year	$11.10	$9.87	$8.97	$10.73	$12.76
Total Return(a)	13.16%	11.43%	(13.03)%	(7.25)%	12.75%

Ratios/Supplemental Data:
Net assets, end of year (000)	$341	$578	$761	$1,950	$3,995
Average net assets (000)	$497	$632	$1,024	$3,358	$3,679
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.62%	1.66%	1.73% (e)	1.64%	1.43%
Expenses, excluding distribution and service (12b-1) fees	1.12%	1.16%	1.23% (e)	1.14%	.93%
Net investment income	.89%	1.15%	1.97%	1.78%	1.46%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Includes interest expense of 0.03%.

See Notes to Financial Statements.

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Class X Shares
	Year Ended July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.88	$8.97	$10.66	$12.69	$11.87
Income (loss) from investment operations:
Net investment income	.12	.10	.13	.16	.12
Net realized and unrealized gain (loss) on investment transactions	1.21	.91	(1.58)	(1.03)	1.31
Total from investment operations	1.33	1.01	(1.45)	(.87)	1.43
Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.10)	(.14)	(.17)	(.13)
Distributions from net realized gains	-	-	(.10)	(.99)	(.48)
Total dividends and distributions	(.09)	(.10)	(.24)	(1.16)	(.61)
Capital Contributions	- (e)	- (e)	-	-	-
Net asset value, end of year	$11.12	$9.88	$8.97	$10.66	$12.69
Total Return(a)	13.51%	11.28%	(13.43)%	(7.64)%	12.19%

Ratios/Supplemental Data:
Net assets, end of year (000)	$777	$1,430	$2,235	$4,299	$5,617
Average net assets (000)	$1,112	$1,847	$2,858	$5,199	$5,644
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.37%	1.77%	2.21% (d)	2.08%	1.93%
Expenses, excluding distribution and service (12b-1) fees	1.12%	1.16%	1.23% (d)	1.14%	.93%
Net investment income	1.15%	1.04%	1.48%	1.35%	.96%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of 0.03%.

(e) Less than $.005.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	95

Financial Highlights

continued

Class Z Shares
	Year Ended July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.90	$8.98	$10.74	$12.77	$11.94
Income (loss) from investment operations:
Net investment income	.15	.16	.21	.28	.25
Net realized and unrealized gain (loss) on investment transactions	1.21	.90	(1.60)	(1.05)	1.31
Total from investment operations	1.36	1.06	(1.39)	(.77)	1.56
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.14)	(.27)	(.27)	(.25)
Distributions from net realized gains	-	-	(.10)	(.99)	(.48)
Total dividends and distributions	(.12)	(.14)	(.37)	(1.26)	(.73)
Net asset value, end of year	$11.14	$9.90	$8.98	$10.74	$12.77
Total Return(a)	13.75%	11.90%	(12.55)%	(6.78)%	13.30%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,539	$3,848	$4,786	$13,558	$14,902
Average net assets (000)	$3,846	$4,425	$8,208	$14,407	$14,168
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.12%	1.16%	1.23% (d)	1.14%	.93%
Expenses, excluding distribution and service (12b-1) fees	1.12%	1.16%	1.23% (d)	1.14%	.93%
Net investment income	1.42%	1.64%	2.47%	2.30%	1.97%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Includes interest expense of 0.03%.

See Notes to Financial Statements.

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Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Target Asset Allocation Funds – Target Moderate Allocation Fund:

We have audited the accompanying statement of assets and liabilities of the Target Conservative Allocation Fund (hereafter referred to as the “Fund”), a portfolio of the Target Asset Allocation Funds, including the portfolio of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 21, 2011

Target Asset Allocation Funds/Target Moderate Allocation Fund	97

Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”) to advise you within 60 days of the Fund’s fiscal year end (July 31, 2011) as to the federal income tax status of dividends paid by the Fund during such fiscal year. We are advising you that during its fiscal year ended July 31, 2011, the Fund paid ordinary income dividends of $0.09 per share for Classes A and X, $0.02 per share for Classes B, C, and M, $0.07 per share for Class R, and $0.12 for Class Z, which are taxable as such.

For the year ended July 31, 2011, the Fund designates the maximum amount allowable but not less than the following percentages of ordinary income distributions paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); 2) eligible for the corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code (DRD); and 3) interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD):

	QDI	DRD	IRD

Moderate Allocation Fund	100.00%	79.41%	37.16%

In January 2012, you will be advised on IRS Form 1099-DIV or substituted 1099-DIV as to the federal tax status of dividends and distributions received by you in calendar year 2011.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 5.01% of the ordinary income dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

98	Visit our website at www.prudentialfunds.com

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Target Asset Allocation Funds/Target Moderate Allocation Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (71) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Judy A. Rice, Board Member and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Target Asset Allocation Funds/Target Moderate Allocation Fund

Fund Officers(a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Fund Officers(a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an Officer of the Funds is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

¢	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
¢	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
¢	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
¢	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.
¢	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Target Asset Allocation Funds/Target Moderate Allocation Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Target Moderate Allocation (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Target Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with various subadvisers. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and each subadviser. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality, and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its

[1]	Target Moderate Allocation Fund is one of three series which, together, comprise the Target Asset Allocation Funds.

Target Asset Allocation Funds/Target Moderate Allocation Fund

Approval of Advisory Agreements (continued)

shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Target Asset Allocation Funds, and between PI and each subadviser,2 each of which serve as subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees determinations to approve the renewal of the agreements and to approve the new subadvisory agreement are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality, and extent of services provided to the Fund by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and each subadviser, and also

[2]

The Fund’s subadvisers are: Marsico Capital Management LLC, Massachusetts Financial Services Company, Hotchkis and Wiley Capital Management LLC, Eagle Asset Management, Eaton Vance Management, NFJ Investment Group LLC, EARNEST Partners LLC, Vaughan Nelson Investment Management, LSV Asset Management, Thornburg Investment Management Inc. and Pacific Investment Management Company LLC.

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reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe) was in the second quartile for the 10-year period, and in the third quartile for the one-, three-, and five-year periods. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s fourth quartile. The Board considered PI’s explanation that the Fund’s fourth quartile total expense ranking was largely due to the custodial fees incurred by the Fund, which were attributable to the “sleeve” nature of the Fund. The Board considered that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided and the Fund’s competitive performance.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors,

Target Asset Allocation Funds/Target Moderate Allocation Fund

Approval of Advisory Agreements (continued)

including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations, and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that none of the subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Eagle Asset Management, Inc.	880 Carillon Parkway St. Petersburg, FL 33716

	EARNEST Partners, LLC	1180 Peachtree Street Suite 2300 Atlanta, GA 30309

	Eaton Vance Management	Two International Place Boston, MA 02110

	Hotchkis and Wiley Capital Management	725 South Figueroa Street 39th Floor Los Angeles, CA 90017

	LSV Asset Management	155 North Wacker Drive Suite 4600 Chicago, IL 60606

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	Massachusetts Financial Services Company	500 Boylston Street Boston, MA 02116

	NFJ Investment Group L.P.	2100 Ross Avenue Dallas, TX 75201

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	Thornburg Investment Management, Inc.	2300 North Ridgetop Road Santa Fe, NM 87506

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and, if available, the summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and, if available, the summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and, if available, the summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Asset Allocation Funds, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings as of the end of each calendar month is also available on the Fund’s website no sooner than approximately three business days prior to the end of the following month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Target Moderate Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PAMGX	DMGBX	PIMGX	N/A	SPMRX	N/A	PDMZX
CUSIP	87612A807	87612A880	87612A872	87612A849	87612A864	87612A831	87612A856

MFSP504E3    0209283-00001-00

ANNUAL REPORT	JULY 31, 2011

Target

Growth Allocation Fund

Objective Seeks long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Target Funds, Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

September 15, 2011

Dear Shareholder:

On the following pages, you’ll find your annual report for the Target Growth Allocation Fund.

Target Asset Allocation Funds are managed by institutional-quality asset managers selected, matched, and monitored by a research team from Prudential Investments LLC. Portions of the Funds’ assets are assigned to carefully chosen asset managers, with the allocations actively managed on the basis of our projections for the financial markets and the managers’ individual strengths.

We believe our Target Growth Allocation Fund will help you to achieve broad, actively managed diversification at a targeted risk/return balance with a single investment purchase. We appreciate your continued confidence in us. Keep in mind that diversification and asset allocation do not assure a profit or protect against a loss in a declining market.

Sincerely,

Judy A. Rice, President

Target Asset Allocation Funds

Target Asset Allocation Funds/Target Growth Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.56%; Class B, 2.26%; Class C, 2.26%; Class M, 2.26%; Class R, 2.01%; Class X, 2.26%; Class Z, 1.26%. Net operating expenses: Class A, 1.51%; Class B, 2.26%; Class C, 2.26%; Class M, 2.26%; Class R, 1.76%; Class X, 1.51%; Class Z, 1.26%, after contractual reduction through 11/30/2012 for Class A and Class R shares.

Cumulative Total Returns (Without Sales Charges) as of 7/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	18.09%	3.42%	39.80%	—
Class B	17.22	–0.32	29.59	—
Class C	17.22	–0.32	29.59	—
Class M	17.29	–0.16	N/A	23.49% (10/04/04)
Class R	17.81	2.21	N/A	27.58 (10/04/04)
Class X	18.08	1.55	N/A	25.70 (10/04/04)
Class Z	18.34	4.69	43.24	—
Customized Blend	20.23	13.51	46.40	—
S&P 500 Index	19.65	12.58	29.38	—
Lipper Large-Cap Core Funds Average	17.67	10.60	28.12	—

Average Annual Total Returns (With Sales Charges) as of 6/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	22.48%	–0.14%	2.79%	—
Class B	23.52	0.07	2.59	—
Class C	27.64	0.26	2.60	—
Class M	22.57	–0.07	N/A	3.38% (10/04/04)
Class R	29.37	0.77	N/A	4.02 (10/04/04)
Class X	23.62	0.11	N/A	3.54 (10/04/04)
Class Z	29.85	1.24	3.63	—
Customized Blend	32.02	3.04	3.94	—
S&P 500 Index	30.68	2.95	2.72	—
Lipper Large-Cap Core Funds Average	28.56	2.43	2.46	—

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Average Annual Total Returns (With Sales Charges) as of 7/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	11.59%	–0.46%	2.82%	—
Class B	12.22	–0.23	2.63	—
Class C	16.22	–0.06	2.63	—
Class M	11.29	–0.37	N/A	3.02% (10/04/04)
Class R	17.81	0.44	N/A	3.63 (10/04/04)
Class X	12.08	–0.20	N/A	3.17 (10/04/04)
Class Z	18.34	0.92	3.66	—

Average Annual Total Returns (Without Sales Charges) as of 7/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	18.09%	0.67%	3.41%	—
Class B	17.22	–0.06	2.63	—
Class C	17.22	–0.06	2.63	—
Class M	17.29	–0.03	N/A	3.14% (10/04/04)
Class R	17.81	0.44	N/A	3.63 (10/04/04)
Class X	18.08	0.31	N/A	3.41 (10/04/04)
Class Z	18.34	0.92	3.66	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Target Growth Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and a Customized Benchmark for the Target Growth Allocation Fund (Customized Blend) by portraying the initial account values at the beginning of the 10-year period for Class A shares (July 31, 2001) and the account values at the end of the

Target Asset Allocation Funds/Target Growth Allocation Fund	3

Your Fund’s Performance (continued)

current fiscal year (July 31, 2011) as measured on a quarterly basis. The S&P 500 Index and the Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2011, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Under certain circumstances, an exchange may be made from Class A to Class Z shares of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase, and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and to 1% in the seventh year, and a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and to 1% in the eighth year, and a 12b-1 fee of 1% annually. Class X shares automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R and Z shares are not subject to a sales charge. Class R shares are subject to a 12b-1 fee of up to 0.75% annually. Class Z shares are not subject to a 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Customized Blend

The Customized Benchmark for the Target Growth Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000® Index (80%) and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) (20%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. The Russell 3000 Index is an

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unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE ND Index is an unmanaged weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed. The Fund utilizes the net dividends (ND) version of the MSCI EAFE Index. The net dividends and gross dividends versions of the MSCI EAFE Index differ in that the net dividends returns reflect the impact of the maximum withholding taxes on reinvested dividends, while the gross dividends version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in an index. Customized Blend Closest Month-End to Inception cumulative total return as of 7/31/11 is 42.24% for Class M, Class R, and Class X. Customized Blend Closest Month-End to Inception average annual total return as of 6/30/11 is 5.70% for Class M, Class R, and Class X.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 7/31/11 is 33.31% for Class M, Class R, and Class X. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/11 is 4.67% for Class M, Class R, and Class X.

Lipper Large-Cap Core Funds Average

The Lipper Large-Cap Core Funds Average (Lipper Average) represents funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/11 is 31.87% for Class M, Class R, and Class X. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/11 is 4.42% for Class M, Class R, and Class X.

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

Investors cannot invest directly in an index or average. The returns for the S&P 500 Index and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Customized Blend, S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Target Asset Allocation Funds/Target Growth Allocation Fund	5

Your Fund’s Performance (continued)

Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2011, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses.

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The performance cited does not represent the performance of the Target Growth Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index or average.

The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed. The Fund utilizes the net dividends (ND) version of the MSCI EAFE Index. The net dividends and gross dividends versions of the MSCI EAFE Index differ in that net dividends returns reflect the impact of the maximum withholding taxes on reinvested dividends, while the gross dividends version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Target Asset Allocation Funds/Target Growth Allocation Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Target Growth Allocation Fund’s Class A shares gained 18.09% for the year ended July 31, 2011, underperforming the 20.23% gain of the Customized Blend, a model portfolio described on page 4 that includes the Russell 3000 Index (80%) and the MSCI EAFE ND Index (20%). However, the Fund’s Class A shares outperformed the Lipper Large-Cap Core Funds Average, which gained 17.67% for the reporting period.

How is the Fund managed?

Prudential Investments LLC has contracted with several highly regarded asset managers, each of which runs a portion of the Fund focusing on a particular type and style of investing. Prudential Investments monitors the performance of each asset manager and allocates the assets of the Fund among them. It believes its asset allocation strategy and multi-manager approach will enhance the Fund’s performance and reduce volatility relative to the price movements of a single type of investment.

The Fund may be appropriate for investors seeking long-term capital growth. In addition, investors who already have a diversified portfolio may find the Fund suitable as an additional growth component.

How did the U.S. stock market perform?

The U.S. stock market returned 20.94% for the year that ended July 31, 2011, according to the Russell 3000 Index. Nearly all of the gain came in the first half of the reporting period. Stock prices rose on the back of solid corporate earnings and what were then improving conditions in the broader economy. Fears of a possible double-dip recession in the United States had begun to fade.

Equities continued to perform well early in the second half of the reporting period, but the market grew increasingly volatile. Though companies in the United States continued to report solid earnings, prospects dimmed for the U.S. economy and, to a lesser extent, for the global economy. Some of the challenges to economic growth were high oil prices; disruptions in manufacturing supply chains caused by an earthquake, tsunami, and nuclear disaster in Japan; and the uncertainty stemming from another flare-up in a chronic European sovereign debt crisis centered in Greece. By late in the reporting period, prospects for a double-dip recession in the United States had once again become a major topic of discussion in financial markets. The stock market was also roiled in July by protracted congressional haggling over a deal to raise the borrowing limit of the U.S. government to avoid defaulting on the nation’s debt.

Growth stocks outperformed value stocks across all market capitalizations. Within the Russell 3000 Index, nine out of 10 sectors posted double-digit gains for the reporting

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period. The energy sector delivered the largest gain, reflecting high oil prices. Financials, the only sector to score a single-digit gain, underperformed amid lingering concern about the vulnerability of the banking sector to the slowdown in U.S. economic growth.

How did international equity markets perform?

International equity markets of economically developed nations (excluding the United States and Canada) returned 17.17% as a whole for the reporting period, based on the MSCI EAFE ND Index that is expressed in U.S. dollar terms. Returns of individual markets varied widely, ranging from a 44.23% gain for New Zealand to a 27.06% decline for Greece, the only market that finished in the red. It is worth noting that returns of many markets included in the MSCI EAFE ND Index benefited from the appreciation of their respective currencies against the U.S. dollar. Therefore, returns of international stock markets on a local currency basis were generally less impressive.

How did asset allocation affect the Fund’s performance?

The Fund had an overweight exposure to growth stocks versus value stocks from late 2010 through the first quarter of 2011. This helped its performance in November 2010 when growth stocks outperformed value stocks. But the beneficial impact of this strategy was reversed the following month when growth stocks underperformed value stocks. At the beginning of the second quarter of 2011, the Fund shifted from an overweight to an underweight exposure to growth stocks versus value stocks, which had little impact on its performance.

Which asset management decisions contributed most to the Fund’s performance?

Asset management decisions that had the most positive impact on the Fund were made by Marsico Capital Management (Marsico), which used a large cap growth style of investing to manage one of the equity portions of the Fund. Favorable stock selection within the consumer staples and technology sectors and, to a lesser extent, in the consumer discretionary sector were key reasons the Marsico portion outperformed its benchmark, the Russell 1000 Growth Index. The decision to have a much larger exposure to the consumer discretionary and materials sectors than the benchmark also worked well.

The Marsico portion, which was positioned to be more volatile than the Index, generated positive relative returns when the stock market rally accelerated. In addition, Marsico’s higher exposure to momentum stocks, defined as stocks whose prices have recently gone up, also aided the Fund’s return.

Target Asset Allocation Funds/Target Growth Allocation Fund	9

Strategy and Performance Overview (continued)

Which asset management decisions subtracted most from the Fund’s performance?

Decisions that detracted most were made by Massachusetts Financial Services Company (MFS), which employed a large cap growth style of investing, and Eaton Vance Management (Eaton Vance), which employed a large cap value style.

The MFS portion had an underweight exposure to the energy sector, which weakened its performance versus its benchmark, the Russell 1000 Growth Index. For example, it did not own shares of Exxon Mobil, which outperformed the Index. Its relative performance also suffered due to its overweight exposure to the financial services sector and poor security selection in that sector, such as owning shares of JPMorgan Chase. Security selection in the basic materials sector also dampened MFS’s relative performance, though none of these shares were among its top detractors.

The MFS portion’s performance versus the Index was also weakened by holdings in other sectors, including shares of Carnival Cruise Lines, General Motors, Celgene (a biopharmaceutical company), Teva Pharmaceutical Industries (a generic drug manufacturer) and ASML (a semiconductor company). MFS had a cash position that it used to purchase new holdings and to provide liquidity. Nevertheless, in a period of rising stock prices, holding cash hurt its performance versus the Index, which does not have a cash position.

The Eaton Vance portion had a bigger exposure to larger cap stocks than its benchmark, the Russell 1000 Value Index. This strategy weakened its performance versus the Index, as smaller cap equities outperformed larger cap stocks for the reporting period. Holdings in the energy, financials, consumer discretionary, and healthcare sectors also hurt Eaton Vance’s relative performance. The Eaton Vance portion was positioned to be less volatile than the Index, which was a major detractor from its relative performance as the stock market rallied.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2011, at the beginning of the period, and held through the six-month period ended July 31, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments Funds, including the Target Asset Allocation Funds, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Target Asset Allocation Funds/Target Growth Allocation Fund	11

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Growth Allocation Fund		Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,011.40	1.46%	$7.28
	Hypothetical	$1,000.00	$1,017.55	1.46%	$7.30

Class B	Actual	$1,000.00	$1,008.60	2.21%	$11.01
	Hypothetical	$1,000.00	$1,013.84	2.21%	$11.04

Class C	Actual	$1,000.00	$1,007.60	2.21%	$11.00
	Hypothetical	$1,000.00	$1,013.84	2.21%	$11.04

Class M	Actual	$1,000.00	$1,008.60	2.21%	$11.01
	Hypothetical	$1,000.00	$1,013.84	2.21%	$11.04

Class R	Actual	$1,000.00	$1,010.70	1.71%	$8.53
	Hypothetical	$1,000.00	$1,016.31	1.71%	$8.55

Class X	Actual	$1,000.00	$1,011.30	1.46%	$7.28
	Hypothetical	$1,000.00	$1,017.55	1.46%	$7.30

Class Z	Actual	$1,000.00	$1,012.90	1.21%	$6.04
	Hypothetical	$1,000.00	$1,018.79	1.21%	$6.06

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2011, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at www.prudentialfunds.com

Portfolio of Investments

as of July 31, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.7%
COMMON STOCKS 96.2%

Advertising 0.1%
14,030	Interpublic Group of Cos., Inc. (The)	$137,634

Aerospace & Defense 2.3%
1,400	AAR Corp.	41,076
275	Alliant Techsystems, Inc.	17,938
37,100	BAE Systems PLC (United Kingdom)	184,702
2,815	Boeing Co. (The)	198,373
2,000	Elbit Systems Ltd. (Israel)	94,606
8,700	Embraer SA, ADR (Brazil)	256,824
7,800	Finmeccanica SpA (Italy)	59,851
2,815	General Dynamics Corp.	191,814
2,100	Goodrich Corp.	199,794
2,800	Hexcel Corp.*	67,032
6,620	Honeywell International, Inc.	351,522
666	Huntington Ingalls Industries, Inc.*	22,298
10,206	Lockheed Martin Corp.	772,900
1,025	Moog, Inc. (Class A Stock)*	41,974
18,084	Northrop Grumman Corp.	1,094,263
700	Teledyne Technologies, Inc.*	37,961
1,952	Triumph Group, Inc.	105,096
6,667	United Technologies Corp.	552,294

		4,290,318

Air Freight & Logistics 0.1%
1,452	Atlas Air Worldwide Holdings, Inc.*	76,070
2,200	FedEx Corp.	191,136

		267,206

Airlines 0.2%
100,100	Air New Zealand Ltd. (New Zealand)	102,934
56,000	Cathay Pacific Airways Ltd. (Hong Kong)	129,765
9,790	JetBlue Airways Corp.*	46,894

		279,593

Apparel & Textile 0.1%
1,425	Hanesbrands, Inc.*	43,477
1,100	Wolverine World Wide, Inc.	41,657
27,000	Yue Yuen Industrial Holdings Ltd. (Bermuda)	86,434

		171,568

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	13

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Auto Components 0.1%
7,250	Johnson Controls, Inc.	$267,887

Auto Parts & Equipment 0.3%
1,800	Keihin Corp. (Japan)	40,145
3,400	Magna International, Inc. (Canada)	165,818
4,929	Meritor, Inc.*	66,542
1,900	Valeo SA (France)	116,397
2,204	WABCO Holdings, Inc.*	138,962

		527,864

Auto Related
1,200	Tenneco, Inc.*	47,928

Automobile Manufacturers 0.4%
1,800	Daimler AG (Germany)	130,493
1,380	Hyundai Motor Co. (South Korea)	307,597
12,000	Nissan Shatai Co. Ltd. (Japan)	99,604
6,982	Toyota Motor Corp. (Japan)	286,136

		823,830

Automobiles 0.1%
3,900	Harley-Davidson, Inc.	169,221

Automotive Parts 0.1%
100	Georg Fischer AG (Switzerland)*	53,051
11,000	Yokohama Rubber Co. Ltd. (The) (Japan)	66,870

		119,921

Banks 0.7%
7,100	Banco Espanol de Credito SA (Spain)	53,838
3,159	FirstMerit Corp.	46,153
27,000	Fukuoka Financial Group, Inc. (Japan)	115,035
2,946	Julius Baer Group Ltd. (Switzerland)*	125,173
2,900	KBC Groep NV (Belgium)	102,328
47,800	Mitsubishi UFJ Financial Group, Inc. (Japan)	243,393
34,000	Nishi-Nippon City Bank Ltd. (The) (Japan)	104,670
10,692	Standard Chartered PLC (United Kingdom)	272,366
30,786	Turkiye Garanti Bankasi A/S (Turkey)	135,091
624	UMB Financial Corp.	25,896
1,300	United Bankshares, Inc.	31,018

		1,254,961

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Beverages 1.2%
4,590	Coca-Cola Co. (The)	$312,166
13,888	Diageo PLC (United Kingdom)	282,493
7,358	Green Mountain Coffee Roasters, Inc.*	764,864
9,300	Molson Coors Brewing Co. (Class B Stock)	418,965
4,944	PepsiCo, Inc.	316,613
4,021	SABMiller PLC (United Kingdom)	150,211

		2,245,312

Biotechnology 1.0%
4,220	Alexion Pharmaceuticals, Inc.*	239,696
7,041	Amgen, Inc.*	385,143
8,023	Biogen Idec, Inc.*	817,303
3,540	Celgene Corp.*	209,922
2,000	Gilead Sciences, Inc.*	84,720
369	Regeneron Pharmaceuticals, Inc.*	19,579
2,070	Seattle Genetics, Inc.*	35,252

		1,791,615

Building Materials & Construction 0.2%
750	Eagle Materials, Inc.	18,638
2,670	Lafarge SA (France)	142,791
925	Lennox International, Inc.	34,206
3,900	Owens Corning*	138,762

		334,397

Building Products
850	A.O. Smith Corp.	35,249

Business Services 0.2%
2,316	ICON PLC, ADR (Ireland)*	51,716
1,160	MasterCard, Inc. (Class A Stock)	351,770
1,100	URS Corp.*	44,913

		448,399

Capital Markets 0.9%
8,579	Goldman Sachs Group, Inc. (The)	1,157,908
775	KBW, Inc.	13,252
10,800	Morgan Stanley	240,300
5,100	State Street Corp.	211,497
1,300	Waddell & Reed Financial, Inc. (Class A Stock)	47,710

		1,670,667

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	15

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals 4.3%
1,677	Air Products & Chemicals, Inc.	$148,800
2,060	Airgas, Inc.	141,522
2,500	BASF SE (Germany)	225,779
2,812	BASF SE, ADR (Germany)	254,823
1,300	Bayer AG (Germany)	104,001
4,320	Celanese Corp. (Class A Stock)	238,162
5,300	Clariant AG (Switzerland)*	83,336
37,623	Dow Chemical Co. (The)	1,311,914
6,173	Huntsman Corp.	117,904
1,745	Intrepid Potash, Inc.*	58,021
20,500	Kingboard Chemical Holdings Ltd. (Cayman Islands)	97,453
2,600	Koninklijke DSM NV (Netherlands)	147,417
20,530	Monsanto Co.	1,508,544
9,000	Nippon Shokubai Co. Ltd. (Japan)	117,841
3,190	Potash Corp. of Saskatchewan, Inc. (Canada)	184,414
14,879	PPG Industries, Inc.	1,252,812
15,262	Praxair, Inc.	1,581,754
991	Quaker Chemical Corp.	40,175
2,175	Scotts Miracle-Gro Co. (The) (Class A Stock)	109,751
1,450	Sensient Technologies Corp.	53,824
19,000	Toagosei Co. Ltd. (Japan)	105,384
1,600	Valspar Corp. (The)	52,592

		7,936,223

Clothing & Apparel 1.3%
2,941	Adidas AG (Germany)	218,315
11,687	Coach, Inc.	754,512
15,713	NIKE, Inc. (Class B Stock)	1,416,527

		2,389,354

Commercial Banks 2.7%
12,700	Bank Hapoalim BM (Israel)	62,796
14,600	Bank of Ireland (Ireland)*	2,213
18,768	Fifth Third Bancorp	237,415
4,682	HSBC Holdings PLC, ADR (United Kingdom)	228,809
28,152	KeyCorp	226,342
25,747	PNC Financial Services Group, Inc.	1,397,805
1,300	Prosperity Bancshares, Inc.	53,989
29,700	Regions Financial Corp.	180,873
2,408	Societe Generale (France)	119,195

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
11,920	Sumitomo Mitsui Trust Holdings, Inc. (Japan)	$43,973
8,445	SunTrust Banks, Inc.	206,818
1,399	Trustmark Corp.	30,484
300	Verwaltungs-und Privat-Bank AG (Liechtenstein)	35,449
74,274	Wells Fargo & Co.	2,075,216

		4,901,377

Commercial Services 0.7%
1,878	Acacia Research - Acacia Technologies*	80,604
12,900	Berendsen PLC (United Kingdom)	114,331
550	Consolidated Graphics, Inc.*	28,374
2,200	Corrections Corp. of America*	47,212
1,960	FleetCor Technologies, Inc.*	58,094
4,480	GEO Group, Inc. (The)*	93,184
1,450	KAR Auction Services, Inc.*	25,781
1,025	McGrath RentCorp.	26,681
3,100	Moody’s Corp.	110,391
1,917	PAREXEL International Corp.*	39,356
7,491	Sotheby’s	317,244
1,977	SuccessFactors, Inc.*	53,379
6,510	Verisk Analytics, Inc. (Class A Stock)*	216,783
3,862	Waste Connections, Inc.	124,511

		1,335,925

Commercial Services & Supplies
1,995	Monster Worldwide, Inc.*	23,421

Communications Equipment
625	Calix, Inc.*	11,462

Computer Hardware 2.4%
11,034	Apple, Inc.*	4,308,556
4,022	Radiant Systems, Inc.*	113,380

		4,421,936

Computer Services & Software 2.2%
12,404	Accenture PLC (Class A Stock) (Ireland)	733,573
3,038	Allscripts Healthcare Solutions, Inc.*	55,140
6,280	Autodesk, Inc.*	216,032
3,990	Cognizant Technology Solutions Corp. (Class A Stock)*	278,781

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	17

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Computer Services & Software (cont’d.)
30,260	EMC Corp.*	$789,181
3,676	Fortinet, Inc.*	74,696
1,300	Global Payments, Inc.	61,633
1,403	Informatica Corp.*	71,735
2,100	Itochu Techno-Solutions Corp. (Japan)	83,062
1,980	MSCI, Inc. (Class A Stock)*	70,270
12,432	Red Hat, Inc.*	523,139
1,013	Riverbed Technology, Inc.*	29,002
4,630	salesforce.com, Inc.*	670,007
5,404	SAP AG (Germany)	337,871
4,400	Tieto Oyj (Finland)	65,234
1,450	VeriFone Systems, Inc.*	57,087

		4,116,443

Computers & Peripherals 0.5%
1,336	3D Systems Corp.*	28,604
23,800	Hewlett-Packard Co.	836,808
2,350	QLogic Corp.*	35,649
1,250	Super Micro Computer, Inc.*	17,613

		918,674

Construction 0.2%
600	Ciments Francais SA (France)	61,935
10,700	COMSYS Holdings Corp. (Japan)	106,743
26,625	Downer EDI Ltd. (Australia)	112,028
1,300	Meritage Homes Corp.*	28,405
1,987	Texas Industries, Inc.	76,718

		385,829

Construction & Engineering
825	MYR Group, Inc.*	20,039

Consumer Finance 0.4%
9,384	American Express Co.	469,575
4,700	Capital One Financial Corp.	224,660
950	First Cash Financial Services, Inc.*	41,107

		735,342

Consumer Products & Services 0.8%
2,820	Colgate-Palmolive Co.	237,952

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Consumer Products & Services (cont’d.)
5,862	Lauder, (Estee) Cos., Inc. (The) (Class A Stock)	$614,982
59,700	Pacific Brands Ltd. (Australia)	42,631
4,988	Reckitt Benckiser Group PLC (United Kingdom)	282,250
800	Snap-on, Inc.	45,488
3,669	Vitamin Shoppe, Inc.*	159,822

		1,383,125

Containers & Packaging 0.1%
1,325	Packaging Corp. of America	35,338
16,500	Rexam PLC (United Kingdom)	100,257
1,950	Silgan Holdings, Inc.	75,621

		211,216

Cosmetics & Toiletries 0.1%
6,650	Natura Cosmeticos SA (Brazil)	150,551

Distribution/Wholesale 0.4%
128,000	Li & Fung Ltd. (Bermuda)	212,847
21,000	Marubeni Corp. (Japan)	157,667
6,700	Mitsui & Co. Ltd. (Japan)	126,629
100	ScanSource, Inc.*	3,695
13,600	Sumitomo Corp. (Japan)	192,204
4,800	Toyota Tsusho Corp. (Japan)	84,297

		777,339

Diversified Financial Services 2.9%
3,610	Affiliated Managers Group, Inc.*	376,631
4,035	Ameriprise Financial, Inc.	218,294
100,083	Bank of America Corp.	971,806
783	BlackRock, Inc.	139,734
21,420	BM&FBOVESPA SA (Brazil)	125,963
24,000	Challenger Ltd. (Australia)	128,932
25,653	Citigroup, Inc.	983,536
2,431	Duff & Phelps Corp. (Class A Stock)	27,689
3,500	Fuyo General Lease Co. Ltd. (Japan)	124,206
17,700	Intermediate Capital Group PLC (United Kingdom)	77,099
50,962	JPMorgan Chase & Co.	2,061,413
2,012	optionsXpress Holdings, Inc.	30,381
910	Stifel Financial Corp.*	34,544
9,800	Tullett Prebon PLC (United Kingdom)	56,800

		5,357,028

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	19

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Manufacturing Operations 0.5%
19,046	Eaton Corp.	$913,256

Diversified Operations 0.3%
2,533	LVMH Moet Hennessy Louis Vuitton SA (France)	464,283

Diversified Telecommunication Services 1.2%
37,686	AT&T, Inc.	1,102,692
10,100	CenturyLink, Inc.	374,811
20,385	Verizon Communications, Inc.	719,387

		2,196,890

Electric 0.1%
1,275	Cleco Corp.	44,268
2,100	E.ON AG (Germany)	57,904
1,800	RWE AG (Germany)	94,365

		196,537

Electric Utilities 1.5%
20,465	American Electric Power Co., Inc.	754,340
18,300	Edison International	696,681
37,000	Enel SpA (Italy)	213,097
14,900	Exelon Corp.	656,643
13,069	PPL Corp.	364,625

		2,685,386

Electrical Equipment 0.1%
1,275	EnerSys*	40,775
6,371	GrafTech International Ltd.*	122,705

		163,480

Electronic Components & Equipment 0.9%
21,137	Agilent Technologies, Inc.*	891,136
5,090	Broadcom Corp. (Class A Stock)	188,686
1,900	Checkpoint Systems, Inc.*	29,830
1,878	Coherent, Inc.*	90,200
2,392	DTS, Inc.*	83,050
1,044	Fanuc Corp. (Japan)	198,128
2,600	FLIR Systems, Inc.	71,396
846	Universal Display Corp.*	25,304
2,907	Universal Electronics, Inc.*	68,053

		1,645,783

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electronic Equipment & Instruments 0.2%
760	Itron, Inc.*	$32,711
7,175	TE Connectivity Ltd. (Switzerland)	247,035

		279,746

Electronics
558	Gentex Corp.	15,814
650	Tech Data Corp.*	30,335
750	Thomas & Betts Corp.*	36,585

		82,734

Energy - Alternate Sources
630	First Solar, Inc.*	74,485

Energy Equipment & Services 1.2%
7,100	Diamond Offshore Drilling, Inc.	481,593
28,856	Halliburton Co.	1,579,289
750	Oil States International, Inc.*	60,525
800	Unit Corp.*	48,008

		2,169,415

Engineering & Construction 0.2%
5,030	Fluor Corp.	319,556
1,225	MasTec, Inc.*	25,578

		345,134

Entertainment & Leisure 0.6%
2,406	Bally Technologies, Inc.*	94,869
9,338	Carnival Corp. (Panama)	310,955
6,106	Carnival PLC (United Kingdom)	210,980
6,400	Heiwa Corp. (Japan)	103,999
1,880	Las Vegas Sands Corp.*	88,698
1,400	Life Time Fitness, Inc.*	58,464
3,327	Pinnacle Entertainment, Inc.*	48,009
8,809	Shuffle Master, Inc.*	82,100
10,500	Tabcorp Holdings Ltd. (Australia)	37,144
24,000	Thomas Cook Group PLC (United Kingdom)	25,748

		1,060,966

Environmental Control 0.1%
2,850	Republic Services, Inc.	82,735

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	21

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Environmental Control (cont’d.)
1,780	Stericycle, Inc.*	$146,174

		228,909

Farming & Agriculture
78,366	Chaoda Modern Agriculture Holdings Ltd. (Cayman Islands)	31,372

Financial - Bank & Trust 1.4%
2,950	Astoria Financial Corp.	34,368
9,500	Banco Bilbao Vizcaya Argentaria SA (Spain)	99,513
17,900	Banco Santander SA (Spain)	188,403
575	Bank of Hawaii Corp.	25,766
25,900	Barclays PLC (United Kingdom)	93,979
6,071	BNP Paribas (France)	393,729
77,606	China Merchants Bank Co. Ltd. (Class H Stock) (China)	184,213
9,960	Credit Agricole SA (France)	122,270
10,250	Credit Suisse Group AG (Switzerland)*	368,513
2,200	Danske Bank A/S (Denmark)*	42,562
6,650	Deutsche Bank AG (Germany)	365,636
3,758	Dexia NV/SA (Belgium)*	9,927
96,100	Mizuho Financial Group, Inc. (Japan)	158,534
7,500	National Australia Bank Ltd. (Australia)	197,748
6,400	Sumitomo Mitsui Financial Group, Inc. (Japan)	202,346

		2,487,507

Financial Services 1.8%
2,975	Associated Banc-Corp.	40,609
6,000	DnB NOR ASA (Norway)	87,253
1,600	Eaton Vance Corp.	42,912
4,000	Hitachi Capital Corp. (Japan)	58,920
13,310	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	274,782
283,400	Industrial & Commercial Bank of China Ltd. (Class H Stock) (China)	215,629
10,900	Irish Life & Permanent Group Holdings PLC (Ireland)*	752
1,900	Jefferies Group, Inc.	35,929
800	Muenchener Rueckversicherungs-Gesellschaft AG (Germany)	118,057
2,050	Raymond James Financial, Inc.	65,108
48,514	U.S. Bancorp	1,264,275
12,927	Visa, Inc. (Class A Stock)	1,105,775

		3,310,001

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food 1.2%
5,600	Cermaq ASA (Norway)*	$78,265
11,800	Dairy Crest Group PLC (United Kingdom)	72,534
2,026	Danone (France)	144,444
1,800	Delhaize Group (Belgium)	129,632
1,841	Fresh Market, Inc. (The)*	65,411
88,500	Goodman Fielder Ltd. (Australia)	87,503
7,700	Koninklijke Ahold NV (Netherlands)	102,529
12,320	Kraft Foods, Inc. (Class A Stock)	423,562
34,870	Marston’s PLC (United Kingdom)	58,864
25,000	Morinaga Milk Industry Co. Ltd. (Japan)	111,710
11,380	Nestle SA (Switzerland)	724,924
1,000	Nichirei Corp. (Japan)	4,442
31,100	WM Morrison Supermarkets PLC (United Kingdom)	148,140

		2,151,960

Food & Staples Retailing 1.2%
2,082	BJ’s Restaurants, Inc.*	96,542
29,729	CVS Caremark Corp.	1,080,649
19,600	Safeway, Inc.	395,332
12,535	Wal-Mart Stores, Inc.	660,720

		2,233,243

Food Products 0.3%
8,700	ConAgra Foods, Inc.	222,807
8,445	Unilever NV (Netherlands)	274,294

		497,101

Gas Utilities 0.2%
1,100	Atmos Energy Corp.	36,773
6,381	Sempra Energy	323,453

		360,226

Hand/Machine Tools 0.1%
300	Franklin Electric Co., Inc.	13,095
906	Regal-Beloit Corp.	54,931
2,230	Stanley Black & Decker, Inc.	146,667

		214,693

Healthcare Equipment & Supplies 0.2%
2,224	Arthrocare Corp.*	73,503

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	23

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Equipment & Supplies (cont’d.)
4,700	Medtronic, Inc.	$169,435
950	Teleflex, Inc.	57,219
3,171	Thoratec Corp.*	106,831
800	West Pharmaceutical Services, Inc.	35,096

		442,084

Healthcare Products 0.7%
1,951	Becton, Dickinson and Co.	163,123
3,101	Bruker Corp.*	53,399
900	Cantel Medical Corp.	22,437
1,732	Cepheid, Inc.*	65,400
920	Cooper Cos., Inc. (The)	70,371
14,221	Covidien PLC (Ireland)	722,285
2,242	Delcath Systems, Inc.*	9,977
1,140	IDEXX Laboratories, Inc.*	94,552

		1,201,544

Healthcare Providers & Services 0.7%
1,000	Amedisys, Inc.*	25,860
8,600	CIGNA Corp.	428,022
900	MEDNAX, Inc.*	61,344
15,489	UnitedHealth Group, Inc.	768,719

		1,283,945

Healthcare Services 0.3%
1,940	Aetna, Inc.	80,490
436	Air Methods Corp.*	30,564
1,400	AMERIGROUP Corp.*	77,000
2,479	Centene Corp.*	81,336
800	Covance, Inc.*	45,800
1,600	Healthways, Inc.*	23,888
2,815	WellPoint, Inc.	190,153

		529,231

Healthcare Technology
14,700	AGFA-Gevaert NV (Belgium)*	57,924

Holding Companies
65,000	Dah Chong Hong Holdings Ltd. (Hong Kong)	85,402

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Home Furnishings
1,399	Skullcandy, Inc.*	$26,973

Hotels, Restaurants & Leisure 2.1%
652	Buffalo Wild Wings, Inc.*	41,421
23,146	McDonald’s Corp.	2,001,666
4,145	Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)*	40,994
7,035	Wynn Resorts Ltd.	1,081,139
14,357	Yum! Brands, Inc.	758,337

		3,923,557

Household Products 0.2%
1,400	Helen of Troy Ltd. (Bermuda)*	45,150
3,200	Kimberly-Clark Corp.	209,152
425	WD-40 Co.	18,615

		272,917

Independent Power Producers & Energy Traders
10,000	Drax Group PLC (United Kingdom)	87,672

Industrial Conglomerates 0.6%
58,420	General Electric Co.	1,046,302

Industrial Products 0.9%
1,200	Harsco Corp.	32,892
21,200	Kurabo Industries Ltd. (Japan)	42,408
9,668	Precision Castparts Corp.	1,560,222

		1,635,522

Insurance 3.8%
2,534	ACE Ltd. (Switzerland)	169,727
10,121	Aflac, Inc.	466,173
3,390	Allianz SE (Germany)	441,770
34,200	Allstate Corp. (The)	948,024
23,800	Aviva PLC (United Kingdom)	154,996
1,400	Baloise Holding AG (Switzerland)	139,264
31,500	Beazley PLC (United Kingdom)	66,642
34,977	China Life Insurance Co. Ltd. (Class H Stock) (China)	116,683
7,525	CNO Financial Group, Inc.*	55,309
99	Dai-ichi Life Insurance Co. Ltd. (The) (Japan)	140,299
1,375	Delphi Financial Group, Inc. (Class A Stock)	37,015
27,200	Genworth Financial, Inc. (Class A Stock)*	226,304

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	25

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (cont’d.)
2,162	HCC Insurance Holdings, Inc.	$65,141
29,300	ING Groep NV, CVA (Netherlands)*	314,419
70,400	Legal & General Group PLC (United Kingdom)	129,005
12,293	Lincoln National Corp.	325,764
5,200	Loews Corp.	207,324
7,900	Marsh & McLennan Cos., Inc.	232,971
30,404	MetLife, Inc.	1,252,949
52,800	Old Mutual PLC (United Kingdom)	109,556
2,000	Protective Life Corp.	42,520
1,100	Reinsurance Group of America, Inc.	64,031
5,100	SCOR SE (France)	131,258
1,100	State Auto Financial Corp.	18,238
2,500	Swiss Re Ltd. (Switzerland)*	140,747
1,925	Tower Group, Inc.	44,005
6,000	Travelers Cos., Inc. (The)	330,780
1,000	United Fire & Casualty Co.	17,150
3,400	Unum Group	82,926
22,204	XL Group PLC (Ireland)	455,626
700	Zurich Financial Services AG (Switzerland)*	166,462

		7,093,078

Internet Services 2.7%
6,606	Amazon.com, Inc.*	1,469,967
1,400	Digital River, Inc.*	35,700
1,559	Google, Inc. (Class A Stock)*	941,153
210	NetFlix, Inc.*	55,858
317	Pandora Media, Inc.*	4,784
3,435	priceline.com, Inc.*	1,846,828
7,947	Sapient Corp.*	110,622
2,343	Tencent Holdings Ltd. (Cayman Islands)	60,967
2,753	TIBCO Software, Inc.*	71,688
11,184	Youku.com, Inc., ADR (Cayman Islands)*	412,801

		5,010,368

Internet Software & Services 2.7%
10,903	Baidu, Inc., ADR (Cayman Islands)*	1,712,534
760	LinkedIn Corp. (Class A Stock)*	76,783
95,581	Oracle Corp.	2,922,867
3,460	VeriSign, Inc.	107,987
2,100	Yandex NV (Netherlands)*	73,437

		4,893,608

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Investment Company 0.3%
691,000	Hutchison Port Holdings Trust (Singapore)*	$525,160

IT Services 0.9%
725	CACI International, Inc. (Class A Stock)*	42,833
8,239	International Business Machines Corp.	1,498,262
50,600	Logica PLC (United Kingdom)	96,507

		1,637,602

Life Sciences Tools & Services 0.4%
11,704	Thermo Fisher Scientific, Inc.*	703,293

Machinery 0.7%
1,975	Actuant Corp. (Class A Stock)	48,802
6,514	Cummins, Inc.	683,188
4,350	Mueller Water Products, Inc. (Class A Stock)	14,225
7,700	PACCAR, Inc.	329,637
2,700	Parker Hannifin Corp.	213,354
550	Valmont Industries, Inc.	53,543

		1,342,749

Machinery & Equipment 0.6%
8,700	Kyowa Exeo Corp. (Japan)	86,113
1,500	Rheinmetall AG (Germany)	125,551
12,863	Rockwell Automation, Inc.	923,049

		1,134,713

Machinery - Construction & Mining 0.2%
10,023	Komatsu Ltd. (Japan)	313,377

Manufacturing 1.3%
10,500	Cookson Group PLC (United Kingdom)	110,474
34,351	Danaher Corp.	1,686,978
6,427	Illinois Tool Works, Inc.	320,064
2,450	Siemens AG (Germany)	313,127

		2,430,643

Media 2.9%
17,557	British Sky Broadcasting Group PLC (United Kingdom)	205,190
8,000	CBS Corp. (Class B Stock)	218,960
10,602	Comcast Corp. (Class A Stock)	254,660

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	27

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Media (cont’d.)
29,620	Comcast Corp. (Special Class A Stock)	$691,331
4,450	DIRECTV (Class A Stock)*	225,526
2,850	Discovery Communications, Inc. (Class A Stock)*	113,430
7,548	Pearson PLC (United Kingdom)	144,839
3,665	Publicis Groupe SA (France)	186,379
3,754	Time Warner Cable, Inc.	275,206
49,767	Time Warner, Inc.	1,749,808
9,480	Viacom, Inc. (Class B Stock)	459,022
18,428	Walt Disney Co. (The)	711,689
975	Wiley, (John) & Sons, Inc. (Class A Stock)	48,808

		5,284,848

Medical Supplies & Equipment 0.3%
3,410	Fresenius Medical Care AG & Co. KGaA (Germany)	261,708
1,310	Quality Systems, Inc.	119,682
1,851	Sirona Dental Systems, Inc.*	93,623

		475,013

Metals & Mining 1.8%
900	AMCOL International Corp.	27,594
6,550	ArcelorMittal (Luxembourg)	204,172
4,984	BHP Billiton Ltd. (Australia)	226,792
5,443	BHP Billiton Ltd., ADR (Australia)	498,307
23,600	BlueScope Steel Ltd. (Australia)	29,557
8,200	Boliden AB (Sweden)	141,722
1,372	Cloud Peak Energy, Inc.*	30,596
27,490	Freeport-McMoRan Copper & Gold, Inc.	1,455,870
780	Joy Global, Inc.	73,258
2,130	Northwest Pipe Co.*	64,006
58,200	OneSteel Ltd. (Australia)	112,851
3,120	RTI International Metals, Inc.*	100,058
3,900	ThyssenKrupp AG (Germany)	172,429
1,600	Timken Co.	69,872
3,051	Titanium Metals Corp.	54,277
400	Vallourec SA (France)	40,534

		3,301,895

Miscellaneous Manufacturing 0.1%
1,290	Polypore International, Inc.*	87,720

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Multi-Line Insurance
4,500	AXA SA (France)	$84,191

Multi-Line Retail 0.2%
14,300	J.C. Penney Co., Inc.	439,868

Multi-Utilities 0.6%
4,000	Dominion Resources, Inc.	193,800
1,575	NorthWestern Corp.	50,431
24,145	Public Service Enterprise Group, Inc.	790,749

		1,034,980

Office Electronics 0.4%
4,102	Canon, Inc. (Japan)	199,812
48,600	Xerox Corp.	453,438

		653,250

Oil & Gas 1.8%
4,062	Anadarko Petroleum Corp.	335,359
12,552	BG Group PLC (United Kingdom)	295,932
1,250	Brigham Exploration Co.*	39,750
11,800	Caltex Australia Ltd. (Australia)	138,191
3,683	Cenovus Energy, Inc. (Canada)	141,584
6,661	Continental Resources, Inc.*	456,878
2,780	EQT Corp.	176,474
6,954	Hess Corp.	476,766
5,128	National Oilwell Varco, Inc.	413,163
4,624	Oasis Petroleum, Inc.*	136,593
4,700	Statoil ASA (Norway)	115,839
5,600	Total SA (France)	302,672
6,400	Total SA, ADR (France)	346,048

		3,375,249

Oil, Gas & Consumable Fuels 8.2%
1,794	Air Liquide SA (France)	246,430
11,009	Apache Corp.	1,362,034
29,900	BP PLC (United Kingdom)	225,344
2,910	Cabot Oil & Gas Corp.	215,573
6,960	Cameron International Corp.*	389,342
4,470	Canadian Natural Resources Ltd. (Canada)	180,494
12,700	Chesapeake Energy Corp.	436,245

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	29

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
7,900	Chevron Corp.	$821,758
124,725	CNOOC Ltd. (Hong Kong)	278,776
28,436	ConocoPhillips	2,047,108
800	Core Laboratories NV (Netherlands)	86,944
3,640	Dresser-Rand Group, Inc.*	194,449
11,100	ENI SpA (Italy)	241,216
2,590	EOG Resources, Inc.	264,180
8,633	Exxon Mobil Corp.	688,827
1,890	FMC Technologies, Inc.*	86,184
12,800	JX Holdings, Inc. (Japan)	92,610
3,856	Lufkin Industries, Inc.	314,187
13,400	Marathon Oil Corp.	414,998
1,990	Newfield Exploration Co.*	134,166
2,530	Noble Energy, Inc.	252,190
23,119	Occidental Petroleum Corp.	2,269,823
3,500	OMV AG (Austria)	139,519
900	ONEOK, Inc.	65,511
14,153	Peabody Energy Corp.	813,373
7,200	Repsol YPF SA (Spain)	227,075
1,325	Resolute Energy Corp.*	21,584
15,300	Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	560,217
10,400	Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	765,960
8,642	Schlumberger Ltd. (Netherlands)	780,978
3,876	Seadrill Ltd. (Bermuda)	134,916
1,100	South Jersey Industries, Inc.	55,550
1,400	Swift Energy Co.*	53,340
8,800	Valero Energy Corp.	221,056
1,400	WGL Holdings, Inc.	54,334

		15,136,291

Paper & Forest Products 0.1%
16,400	DS Smith PLC (United Kingdom)	63,268
5,200	Svenska Cellulosa AB (Class B Stock) (Sweden)	75,707

		138,975

Pharmaceuticals 5.9%
12,390	Abbott Laboratories	635,855
1,980	Allergan, Inc.	160,994
6,280	AmerisourceBergen Corp.	240,587
6,300	AstraZeneca PLC (United Kingdom)	306,109

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
1,964	BioMarin Pharmaceutical, Inc.*	$61,336
1,567	Catalyst Health Solutions, Inc.*	102,685
27,700	Eli Lilly & Co.	1,060,910
3,740	Express Scripts, Inc.*	202,932
8,700	GlaxoSmithKline PLC (United Kingdom)	193,967
4,200	H. Lundbeck A/S (Denmark)	105,091
1,221	Herbalife Ltd. (Cayman Islands)	68,034
22,045	Johnson & Johnson	1,428,296
5,000	Kyorin Holdings, Inc. (Japan)	104,371
11,214	Mead Johnson Nutrition Co.	800,343
30,822	Merck & Co., Inc.	1,051,955
2,100	Merck KGaA (Germany)	224,125
1,500	Miraca Holdings, Inc. (Japan)	63,032
8,267	Novartis AG (Switzerland)	506,784
4,300	Novartis AG, ADR (Switzerland)	263,160
2,678	Novo Nordisk A/S (Class B Stock) (Denmark)	327,575
87,512	Pfizer, Inc.	1,683,731
1,900	Pharmaceutical Product Development, Inc.	54,777
1,705	Salix Pharmaceuticals Ltd.*	66,120
3,991	Sanofi (France)	310,104
4,500	Sanofi, ADR (France)	174,375
43,399	Sinopharm Group Co. Ltd. (Class H Stock) (China)	126,403
1,500	Takeda Pharmaceutical Co. Ltd. (Japan)	71,605
9,872	Teva Pharmaceutical Industries Ltd., ADR (Israel)	460,430

		10,855,686

Professional Services
950	Towers Watson & Co. (Class A Stock)	58,092

Real Estate Investment Trusts 1.0%
41,400	Annaly Capital Management, Inc.	694,692
1,877	AvalonBay Communities, Inc.	251,875
2,346	Boston Properties, Inc.	251,867
2,400	First Potomac Realty Trust	37,488
1,650	Government Properties Income Trust	40,804
1,275	Invesco Mortgage Capital, Inc.	24,964
1,780	Jones Lang LaSalle, Inc.	151,514
1,025	LaSalle Hotel Properties	25,635
7,800	Medical Properties Trust, Inc.	91,728
2,958	Redwood Trust, Inc.	42,388

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	31

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
2,111	Simon Property Group, Inc.	$254,397

		1,867,352

Retail 0.7%
4,400	Aoyama Trading Co. Ltd. (Japan)	77,215
3,270	Dollar General Corp.*	102,874
50	Dunkin’ Brands Group, Inc.*	1,446
470	EZCORP, Inc. (Class A Stock)*	15,642
4,788	Genesco, Inc.*	248,018
32,100	Home Retail Group PLC (United Kingdom)	71,355
2,700	K’s Holdings Corp. (Japan)	126,434
43,436	Kingfisher PLC (United Kingdom)	179,386
4,672	O’Reilly Automotive, Inc.*	277,984
1,175	Penske Automotive Group, Inc.	26,003
1,075	Pep Boys - Manny, Moe & Jack	11,556
1,500	Tsuruha Holdings, Inc. (Japan)	77,353

		1,215,266

Retail & Merchandising 3.9%
1,890	Abercrombie & Fitch Co. (Class A Stock)	138,197
4,336	Cash America International, Inc.	242,643
2,231	Chico’s FAS, Inc.	33,666
164,652	Cie Financiere Richemont SA, ADR (Switzerland)	1,052,126
4,400	Circle K Sunkus Co. Ltd. (Japan)	72,757
3,240	Costco Wholesale Corp.	253,530
989	Inditex SA (Spain)	89,428
8,872	Kohl’s Corp.	485,387
3,700	Next PLC (United Kingdom)	143,821
2,560	PetSmart, Inc.	110,131
1,100	Rallye SA (France)	42,917
4,300	Shimachu Co. Ltd. (Japan)	107,577
36,724	Starbucks Corp.	1,472,265
14,038	Target Corp.	722,817
37,440	TJX Cos., Inc. (The)	2,070,432
67,600	Wal-Mart de Mexico SAB de CV (Class V Stock) (Mexico)	186,663

		7,224,357

Retail Apparel 0.1%
6,619	Hennes & Mauritz AB (Class B Stock) (Sweden)	226,300

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Retailers - Food & Drug 0.1%
42,795	Tesco PLC (United Kingdom)	$268,811

Road & Rail
1,150	Werner Enterprises, Inc.	27,082

Savings & Loan
3,275	Capitol Federal Financial, Inc.	37,466

Semiconductor Components 0.1%
16,300	ARM Holdings PLC (United Kingdom)	155,422

Semiconductors 0.5%
13,044	Advanced Micro Devices, Inc.*	95,743
4,595	ASML Holding NV (Netherlands)	163,812
900	Cabot Microelectronics Corp.*	34,821
8,500	Intel Corp.	189,805
2,247	Netlogic Microsystems, Inc.*	77,634
1,064	OYO Geospace Corp.*	107,922
750	Silicon Laboratories, Inc.*	26,557
4,833	Teradyne, Inc.*	65,197
2,675	TriQuint Semiconductor, Inc.*	20,116
1,999	Veeco Instruments, Inc.*	79,540

		861,147

Semiconductors & Semiconductor Equipment
891	Cymer, Inc.*	39,231
3,675	RF Micro Devices, Inc.*	24,806

		64,037

Software 1.8%
1,202	ANSYS, Inc.*	60,821
800	Blackboard, Inc.*	34,848
25,805	CA, Inc.	575,452
2,600	Cerner Corp.*	172,874
9,130	Check Point Software Technologies Ltd. (Israel)*	526,345
7,491	Compuware Corp.*	72,363
2,596	MedAssets, Inc.*	32,891
1,191	Medidata Solutions, Inc.*	24,332
63,006	Microsoft Corp.	1,726,364
2,347	Progress Software Corp.*	56,563
1,933	QLIK Technologies, Inc.*	58,589

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	33

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Software (cont’d.)
825	Verint Systems, Inc.*	$28,067

		3,369,509

Specialty Retail 1.2%
3,720	Aaron’s, Inc.	93,781
675	DSW, Inc. (Class A Stock)*	35,761
30,000	Gap, Inc. (The)	578,700
6,030	Home Depot, Inc. (The)	210,628
2,110	Ross Stores, Inc.	159,875
12,964	Tiffany & Co.	1,031,805
4,720	Urban Outfitters, Inc.*	153,589

		2,264,139

Steel Producers/Products
1,100	Voestalpine AG (Austria)	56,946

Telecommunications 1.7%
5,603	Acme Packet, Inc.*	330,129
3,900	Arris Group, Inc.*	46,800
77,100	BT Group PLC (United Kingdom)	253,618
3,000	France Telecom SA (France)	62,077
9,039	HTC Corp. (Taiwan)	268,955
2,170	JDS Uniphase Corp.*	28,536
46	KDDI Corp. (Japan)	341,781
1,856	NICE Systems Ltd., ADR (Israel)*	66,296
3,500	Nippon Telegraph & Telephone Corp. (Japan)	172,761
10,600	Nokia Oyj (Finland)	61,640
90	NTT DoCoMo, Inc. (Japan)	165,422
11,123	QUALCOMM, Inc.	609,318
1,000	SBA Communications Corp. (Class A Stock)*	38,170
92,200	Telecom Italia SpA (Italy)	116,015
13,062	Telefonica SA (Spain)	291,147
48,500	Telstra Corp. Ltd. (Australia)	159,313
6,400	Vivendi (France)	153,050

		3,165,028

Textiles, Apparel & Luxury Goods 0.2%
3,600	Jones Group, Inc. (The)	46,584
3,080	PVH Corp.	220,374
1,866	Steven Madden Ltd.*	71,095

		338,053

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Thrifts & Mortgage Finance
3,125	Washington Federal, Inc.	$52,844

Tobacco 0.7%
6,200	Altria Group, Inc.	163,060
7,244	British American Tobacco PLC (United Kingdom)	334,391
9,809	Philip Morris International, Inc.	698,106

		1,195,557

Trading Companies & Distributors
425	United Rentals, Inc.*	9,779
1,000	WESCO International, Inc.*	50,690

		60,469

Transportation 1.5%
900	Bristow Group, Inc.	43,632
2,840	Canadian National Railway Co. (Canada)	212,944
6,450	CSX Corp.	158,477
4,690	Expeditors International of Washington, Inc.	223,807
3,390	Kansas City Southern*	201,196
1,300	Landstar System, Inc.	58,305
23,000	Sankyu, Inc. (Japan)	111,139
10,000	Seino Holding Co. Ltd. (Japan)	77,028
15,990	Union Pacific Corp.	1,638,655

		2,725,183

Utilities 0.1%
1,375	El Paso Electric Co.	45,994
3,754	PG&E Corp.	155,528

		201,522

Wireless Telecommunication Services 0.9%
10,590	American Tower Corp. (Class A Stock)*	556,293
54,800	Vodafone Group PLC (United Kingdom)	153,678
33,591	Vodafone Group PLC, ADR (United Kingdom)	943,907

		1,653,878

	TOTAL COMMON STOCKS (cost $143,058,762)	177,386,051

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	35

Portfolio of Investments

as of July 31, 2011 continued

Shares	Description	Value (Note 1)

EXCHANGE TRADED FUND
825	iShares Russell 2000 Value Index Fund (cost $58,260)	$58,352

PREFERRED STOCKS 0.4%

Automobile Manufacturers 0.2%
1,631	Volkswagen AG, 1.81% (Germany)	325,575

Banks 0.1%
15,600	Itau Unibanco Holding SA, ADR, 2.79% (Brazil)	317,772

Commercial Banks 0.1%
7,325	Wells Fargo & Co., Series J, 8.00%, CVT	203,269

	TOTAL PREFERRED STOCKS (cost $615,522)	846,616

UNAFFILIATED MUTUAL FUNDS 0.1%
4,375	Apollo Investment Corp.	41,913
3,600	Ares Capital Corp.	58,104
2,325	Fifth Street Finance Corp., BDC	24,459

	TOTAL UNAFFILIATED MUTUAL FUNDS (cost $113,365)	124,476

	TOTAL LONG-TERM INVESTMENTS (cost $143,845,909)	178,415,495

SHORT-TERM INVESTMENT 2.8%

AFFILIATED MONEY MARKET MUTUAL FUND
5,109,333	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $5,109,333; Note 3)(a)	5,109,333

	TOTAL INVESTMENTS (b) 99.5% (cost $148,955,242; Note 5)	183,524,828
	Other assets in excess of liabilities(c) 0.5%	857,899

	NET ASSETS 100%	$184,382,727

The following abbreviations are used in the Portfolio descriptions:

ADR—American Depositary Receipt

BDC—Business Development Corporation

CVA—Certificate Van Aandelen (Bearer)

CVT—Convertible Security

EUR—Euro

*	Non-income producing security.

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(b)	As of July 31, 2011, 111 securities representing $19,023,236 and 10.3% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(c)	Other assets in excess of liabilities includes net unrealized depreciation on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at July 31, 2011:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Depreciation
Euro,
Expiring 08/24/11	State Street Bank	EUR	356	$503,670	$511,814	$(8,144)
Expiring 11/09/11	State Street Bank	EUR	240	343,806	343,825	(19)

				$847,476	$855,639	$(8,163)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	37

Portfolio of Investments

as of July 31, 2011 continued

The following is a summary of the inputs used as of July 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$158,688,390	$18,697,661	$—
Exchange Traded Fund	58,352	—	—
Preferred Stocks	521,041	325,575	—
Unaffiliated Mutual Funds	124,476	—	—
Affiliated Money Market Mutual Fund	5,109,333	—	—
Other Financial Instruments*
Forward foreign currency exchange contracts	—	(8,163)	—

Total	$164,501,592	$19,015,073	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2011 were as follows:

Oil, Gas & Consumable Fuels	8.2%
Pharmaceuticals	5.9
Chemicals	4.3
Retail & Merchandising	3.9
Insurance	3.8
Diversified Financial Services	2.9
Media	2.9
Affiliated Money Market Mutual Fund	2.8
Commercial Banks	2.8
Internet Services	2.7
Internet Software & Services	2.7
Computer Hardware	2.4
Aerospace & Defense	2.3
Computer Services & Software	2.2
Hotels, Restaurants & Leisure	2.1
Oil & Gas	1.8
Software	1.8
Financial Services	1.8
Metals & Mining	1.8
Telecommunications	1.7
Transportation	1.5
Electric Utilities	1.5
Financial—Bank & Trust	1.4
Manufacturing	1.3
Clothing & Apparel	1.3

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Industry (cont’d.)
Specialty Retail	1.2%
Beverages	1.2
Food & Staples Retailing	1.2
Diversified Telecommunication Services	1.2
Energy Equipment & Services	1.2
Food	1.2
Real Estate Investment Trusts	1.0
Biotechnology	1.0
Capital Markets	0.9
Wireless Telecommunication Services	0.9
Electronic Components & Equipment	0.9
IT Services	0.9
Industrial Products	0.9
Banks	0.8
Consumer Products & Services	0.8
Machinery	0.7
Commercial Services	0.7
Healthcare Providers & Services	0.7
Retail	0.7
Healthcare Products	0.7
Tobacco	0.7
Automobile Manufacturers	0.6
Machinery & Equipment	0.6
Entertainment & Leisure	0.6
Industrial Conglomerates	0.6
Multi-Utilities	0.6
Computers & Peripherals	0.5
Diversified Manufacturing Operations	0.5
Semiconductors	0.5
Distribution/Wholesale	0.4
Consumer Finance	0.4
Life Sciences Tools & Services	0.4
Office Electronics	0.4
Healthcare Services	0.3
Auto Parts & Equipment	0.3
Investment Companies	0.3
Food Products	0.3
Medical Supplies & Equipment	0.3
Diversified Operations	0.3
Business Services	0.2
Healthcare Equipment & Supplies	0.2
Multi-Line Retail	0.2
Construction	0.2
Gas Utilities	0.2
Engineering & Construction	0.2
Textiles, Apparel & Luxury Goods	0.2
Building Materials & Construction	0.2
Machinery—Construction & Mining	0.2

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	39

Portfolio of Investments

as of July 31, 2011 continued

Industry (cont’d.)
Electronic Equipment & Instruments	0.2%
Airlines	0.2
Household Products	0.2
Retailers—Food & Drug	0.1
Auto Components	0.1
Air Freight & Logistics	0.1
Environmental Control	0.1
Retail Apparel	0.1
Hand/Machine Tools	0.1
Containers & Packaging	0.1
Utilities	0.1
Electric	0.1
Apparel & Textile	0.1
Automobiles	0.1
Electrical Equipment	0.1
Semiconductor Components	0.1
Cosmetics & Toiletries	0.1
Paper & Forest Products	0.1
Advertising	0.1
Unaffiliated Mutual Funds	0.1
Automotive Parts	0.1
Miscellaneous Manufacturing	0.1

99.5
Other assets in excess of liabilities	0.5

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and foreign exchange risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	—	$ —	Unrealized depreciation on foreign currency exchange contracts	$8,163

See Notes to Financial Statements.

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The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$—	$(127,463)	$(127,463)
Equity contracts	56,248	861	—	57,109

Total	$56,248	$861	$(127,463)	$(70,354)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$45,149	$45,149
Equity contracts	(816)	—	(816)

Total	$(816)	$45,149	$44,333

For the year ended July 31, 2011, the Fund’s average volume of derivative activities are as follows:

Forward Foreign Currency Exchange Purchase Contracts(1)	Forward Foreign Currency Exchange Sale Contracts(2)
$430,747	$987,814

(1)	Value at Settlement Date Payable.
(2)	Value at Settlement Date Receivable.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	41

Statement of Assets and Liabilities

as of July 31, 2011

Assets
Investments at value:
Unaffiliated Investments (cost $143,845,909)	$178,415,495
Affiliated Investments (cost $5,109,333)	5,109,333
Cash	852,215
Foreign currency, at value (cost $69,354)	71,880
Receivable for investments sold	1,430,306
Dividend and interest receivable	253,864
Tax reclaim receivable	155,332
Receivable for Fund shares sold	32,763

Total assets	186,321,188

Liabilities
Payable for investments purchased	926,431
Payable for Fund shares reacquired	517,712
Accrued expenses and other liabilities	247,051
Management fee payable	121,404
Distribution fee payable	84,220
Affiliated transfer agent fee payable	29,067
Unrealized depreciation on foreign currency exchange contracts	8,163
Deferred trustees’ fees	4,413

Total liabilities	1,938,461

Net Assets	$184,382,727

Net assets were comprised of:
Shares of beneficial interest, at par	$16,569
Paid-in capital, in excess of par	202,250,253

202,266,822
Undistributed net investment income	311,736
Accumulated net realized loss on investment and foreign currency transactions	(52,798,946)
Net unrealized appreciation on investments and foreign currencies	34,603,115

Net assets, July 31, 2011	$184,382,727

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share, ($114,838,707 ÷ 9,997,216 shares of common stock issued and outstanding)	$11.49
Maximum sales charge (5.5% of offering price)	0.67

Maximum offering price to public	$12.16

Class B
Net asset value, offering price and redemption price per share, ($24,633,976 ÷ 2,335,744 shares of common stock issued and outstanding)	$10.55

Class C
Net asset value, offering price and redemption price per share, ($42,214,140 ÷ 4,000,052 shares of common stock issued and outstanding)	$10.55

Class M
Net asset value, offering price and redemption price per share, ($308,489 ÷ 29,167 shares of common stock issued and outstanding)	$10.58

Class R
Net asset value, offering price and redemption price per share, ($2,453.43 ÷ 215.66 shares of common stock issued and outstanding)	$11.38

Class X
Net asset value, offering price and redemption price per share, ($533,765 ÷ 49,823 shares of common stock issued and outstanding)	$10.71

Class Z
Net asset value, offering price and redemption price per share, ($1,851,197 ÷ 156,719 shares of common stock issued and outstanding)	$11.81

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	43

Statement of Operations

Year Ended July 31, 2011

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes $94,186)	$3,754,925
Affiliated dividend income	15,718
Unaffiliated interest income	14

3,770,657

Expenses
Management fee	1,422,474
Distribution fee—Class A	282,052
Distribution fee—Class B	285,617
Distribution fee—Class C	449,834
Distribution fee—Class M	6,713
Distribution fee—Class R	368
Distribution fee—Class X	2,114
Transfer agent’s fees and expenses (including affiliated expense of $162,000)	395,000
Custodian’s fees and expenses	308,000
Registration fees	90,000
Reports to shareholders	50,000
Audit fee	44,000
Legal fee	22,000
Trustees’ fees	14,000
Insurance expense	4,000
Loan interest expense (Note 7)	146
Miscellaneous	36,034

Total expenses	3,412,352

Net investment income	358,305

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	18,068,401
Foreign currency transactions	(83,668)

17,984,733

Net change in unrealized appreciation (depreciation) on:
Investments	12,060,249
Foreign currencies	71,605

12,131,854

Net gain on investments	30,116,587

Net Increase In Net Assets Resulting From Operations	$30,474,892

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income	$358,305	$101,739
Net realized gain on investment and foreign currency transactions	17,984,733	8,401,963
Net change in unrealized appreciation on investments and foreign currencies	12,131,854	12,128,049

Net increase in net assets resulting from operations	30,474,892	20,631,751

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	—	(692,970)
Class B	—	(30,521)
Class C	—	(43,549)
Class M	—	(1,724)
Class R	—	(334)
Class X	—	(10,591)
Class Z	—	(14,029)

	—	(793,718)

Capital Contributions (Note 2)
Class X	185	2,204

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	16,650,268	18,769,084
Net asset value of shares issued in reinvestment of dividends and distributions	—	778,102
Cost of shares reacquired	(39,310,006)	(46,390,204)

Net decrease in net assets resulting from Fund share transactions	(22,659,738)	(26,843,018)

Total increase (decrease)	7,815,339	(7,002,781)

Net Assets
Beginning of year	176,567,388	183,570,169

End of year(a)	$184,382,727	$176,567,388

(a) Includes undistributed net income of:	$311,736	$25,403

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	45

Notes to Financial Statements

Target Asset Allocation Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Target Moderate Allocation Fund, Target Conservative Allocation Fund and Target Growth Allocation Fund (the “Fund”). These financial statements relate only to Target Growth Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisers”), each managing a portion of the Fund’s assets. The following lists the Subadvisers and their respective segment during the year ended July 31, 2011.

Fund Segment	Subadviser
Large-cap growth stocks	Marsico Capital Management, LLC Massachusetts Financial Services Company

Large-cap value stocks	Eaton Vance Management Hotchkis and Wiley Capital Management LLC NFJ Investment Group L.P.

International stocks	LSV Asset Management Thornburg Investment Management, Inc.

Small/Mid-cap growth stocks	Eagle Asset Management, Inc.

Small/Mid-cap value stocks	EARNEST Partners, LLC Vaughan Nelson Investment Management, L.P

The investment objective of the Fund is to seek to provide long-term capital appreciation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter

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market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investments; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion

Target Asset Allocation Funds/Target Growth Allocation Fund	47

Notes to Financial Statements

continued

of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation and/or depreciation on foreign currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

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The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Forward currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights: The Fund held warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of

Target Asset Allocation Funds/Target Growth Allocation Fund	49

Notes to Financial Statements

continued

its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is computed daily and payable monthly at an annual rate of 0.75% of average daily net assets up to $500 million, 0.70% of average daily net assets for the next $500 million and 0.65% of average daily net assets in excess of $1 billion. The effective management fee rate was 0.75% for the year ended July 31, 2011.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, B, C, M, R, X and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, C, M, R and X shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1%, 1%, 0.75% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively. PIMS has contractually agreed to limit such expenses to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively, for the year ended July 31, 2011.

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Management has received the maximum allowable amount of sales charges for Class X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the manager are contributed back into the Fund and included in the Statement of Changes and Financial Highlights as a contribution to capital.

PIMS has advised the Fund that it has received $108,606 in front-end sales charges resulting from sales of Class A during the six year ended July 31, 2011. From these fees, PIMS paid such sales charges to broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised the Fund that for the year ended July 31, 2011, it has received $70, $47,094, $2,995, $228 and $119 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Taxable Core Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Portfolio are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2011, aggregated $132,285,905 and $153,309,952, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in-capital in excess of par on the Statement of Assets

Target Asset Allocation Funds/Target Growth Allocation Fund	51

Notes to Financial Statements

continued

and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended July 31, 2011, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment and foreign currency transactions by $71,972 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and passive foreign investment companies. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by these changes.

For the year ended July 31, 2011, no dividends were paid as reflected in the Statement of Changes in Net Assets. For the year ended July 31, 2010, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $793,718 of ordinary income.

As of July 31, 2011, the accumulated undistributed earnings on a tax basis was $313,344 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation
$158,642,749	$40,061,396	$(15,179,317)	$24,882,079	$41,692	$24,923,771

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency transactions and mark to market of receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2011 of approximately $43,111,000 of which $1,639,000 expires in 2017 and $41,472,000 expires in 2018. The Fund utilized approximately $15,376,000 of its capital loss carryforward to offset net taxable gains realized in the year ended July 31, 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under

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the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

In addition, the Fund has elected to treat net foreign currency losses of approximately $5,000, incurred between November 1, 2010 and July 31, 2011 as being incurred during the year ending July 31, 2012.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax would be required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year. Class M shares are generally closed to new purchases. Class M shares automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares

Target Asset Allocation Funds/Target Growth Allocation Fund	53

Notes to Financial Statements

continued

automatically convert to Class A shares on a monthly basis approximately ten years after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. As of July 31, 2011, Prudential owned 216 Class R shares of the Fund.

Class A	Shares	Amount
Year ended July 31, 2011:
Shares sold	1,096,884	$12,074,264
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(2,086,641)	(23,089,117)

Net increase (decrease) in shares outstanding before conversion	(989,757)	(11,014,853)
Shares issued upon conversion from Class B, Class M, and Class X	714,000	7,893,665

Net increase (decrease) in shares outstanding	(275,757)	$(3,121,188)

Year ended July 31, 2010:
Shares sold	1,391,214	$13,514,031
Shares issued in reinvestment of dividends and distributions	71,173	683,971
Shares reacquired	(2,555,462)	(24,837,545)

Net increase (decrease) in shares outstanding before conversion	(1,093,075)	(10,639,543)
Shares issued upon conversion from Class B, Class M, and Class X	489,131	4,725,795

Net increase (decrease) in shares outstanding	(603,944)	$(5,913,748)

Class B
Year ended July 31, 2011:
Shares sold	194,434	$1,971,991
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(451,079)	(4,560,984)

Net increase (decrease) in shares outstanding before conversion	(256,645)	(2,588,993)
Shares reacquired upon conversion into Class A	(651,116)	(6,603,508)

Net increase (decrease) in shares outstanding	(907,761)	$(9,192,501)

Year ended July 31, 2010:
Shares sold	272,833	$2,458,265
Shares issued in reinvestment of dividends and distributions	3,301	29,473
Shares reacquired	(773,422)	(6,958,674)

Net increase (decrease) in shares outstanding before conversion	(497,288)	(4,470,936)
Shares reacquired upon conversion into Class A	(404,652)	(3,606,985)

Net increase (decrease) in shares outstanding	(901,940)	$(8,077,921)

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Class C	Shares	Amount
Year ended July 31, 2011:
Shares sold	192,897	$1,953,151
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(1,024,910)	(10,431,687)

Net increase (decrease) in shares outstanding	(832,013)	$(8,478,536)

Year ended July 31, 2010:
Shares sold	270,667	$2,447,853
Shares issued in reinvestment of dividends and distributions	4,566	40,777
Shares reacquired	(1,425,549)	(12,811,790)

Net increase (decrease) in shares outstanding	(1,150,316)	$(10,323,160)

Class M
Year ended July 31, 2011:
Shares sold	814	$8,832
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(14,203)	(138,349)

Net increase (decrease) in shares outstanding before conversion	(13,389)	(129,517)
Shares reacquired upon conversion into Class A	(68,704)	(713,787)

Net increase (decrease) in shares outstanding	(82,093)	$(843,304)

Year ended July 31, 2010:
Shares sold	6,037	$52,993
Shares issued in reinvestment of dividends and distributions	189	1,696
Shares reacquired	(68,227)	(611,461)

Net increase (decrease) in shares outstanding before conversion	(62,001)	(556,772)
Shares reacquired upon conversion into Class A	(91,073)	(831,522)

Net increase (decrease) in shares outstanding	(153,074)	$(1,388,294)

Class R
Year ended July 31, 2011:
Shares sold	1,390	$15,657
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(9,435)	(112,515)

Net increase (decrease) in shares outstanding	(8,045)	$(96,858)

Year ended July 31, 2010:
Shares sold	1,848	$17,308
Shares issued in reinvestment of dividends and distributions	35	334
Shares reacquired	(19,499)	(189,295)

Net increase (decrease) in shares outstanding	(17,616)	$(171,653)

Target Asset Allocation Funds/Target Growth Allocation Fund	55

Notes to Financial Statements

continued

Class X	Shares	Amount
Year ended July 31, 2011:
Shares sold	1,750	$18,916
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(39,910)	(390,751)

Net increase (decrease) in shares outstanding before conversion	(38,160)	(371,835)
Shares reacquired upon conversion into Class A	(54,589)	(576,370)

Net increase (decrease) in shares outstanding	(92,749)	$(948,205)

Year ended July 31, 2010:
Shares sold	1,965	$18,108
Shares issued in reinvestment of dividends and distributions	1,183	10,586
Shares reacquired	(37,984)	(345,911)

Net increase (decrease) in shares outstanding before conversion	(34,836)	(317,217)
Shares reacquired upon conversion into Class A	(31,387)	(287,288)

Net increase (decrease) in shares outstanding	(66,223)	$(604,505)

Class Z
Year ended July 31, 2011:
Shares sold	52,178	$607,457
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(51,645)	(586,603)

Net increase (decrease) in shares outstanding	533	$20,854

Year ended July 31, 2010:
Shares sold	26,233	$260,526
Shares issued in reinvestment of dividends and distributions	1,145	11,265
Shares reacquired	(64,824)	(635,528)

Net increase (decrease) in shares outstanding	(37,446)	$(363,737)

Note 7. Borrowings

The Trust, along with other affiliated registered investment companies (the “Companies”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Companies pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Companies had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of 0.15% of the unused portion. Interest on any borrowings under

56	Visit our website at www.prudentialfunds.com

these SCAs is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended July 31, 2011. The Fund had an average outstanding balance of $143,400 for 25 days at an interest rate of 1.47%.

Note 8. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective control for Repurchase Agreements.” The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Target Asset Allocation Funds/Target Growth Allocation Fund	57

Financial Highlights

Class A Shares
	Year Ended July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.73	$8.77	$11.52	$14.62	$13.26
Income (loss) from investment operations:
Net investment income	.05	.04	.09	.13	.09
Net realized and unrealized gain (loss) on investments	1.71	.98	(2.73)	(1.90)	2.12
Total from investment operations	1.76	1.02	(2.64)	(1.77)	2.21
Less Dividends and Distributions:
Dividends from net investment income	-	(.06)	(.11)	(.07)	(.01)
Distributions from net realized gains	-	-	- (e)	(1.26)	(.84)
Total dividends and distributions	-	(.06)	(.11)	(1.33)	(.85)
Net asset value, end of year	$11.49	$9.73	$8.77	$11.52	$14.62
Total Return(a)	18.09%	11.69%	(22.71)%	(13.25)%	16.93%

Ratios/Supplemental Data:
Net assets, end of year (000)	$114,839	$99,938	$95,405	$124,579	$138,579
Average net assets (000)	$112,821	$102,324	$89,232	$135,539	$124,296
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.51%	1.57%	1.58%	1.36%	1.35%
Expenses, excluding distribution and service (12b-1) fees	1.26%	1.32%	1.33%	1.11%	1.10%
Net investment income	.48%	.38%	1.03%	1.01%	.65%
For Class A, B, C, M, R, X and Z shares:
Portfolio turnover rate	73%	97%	135%	83%	71%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily assets of the Class A shares.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Less than $.005 per share.

See Notes to Financial Statements.

58	Visit our website at www.prudentialfunds.com

Class B Shares
	Year Ended July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.00	$8.13	$10.68	$13.67	$12.53
Income (loss) from investment operations:
Net investment income (loss)	(.03)	(.03)	.02	.03	(.01)
Net realized and unrealized gain (loss) on investments	1.58	.91	(2.52)	(1.76)	1.99
Total from investment operations	1.55	.88	(2.50)	(1.73)	1.98
Less Dividends and Distributions:
Dividends from net investment income	-	(.01)	(.05)	-	-
Distributions from net realized gains	-	-	- (d)	(1.26)	(.84)
Total dividends and distributions	-	(.01)	(.05)	(1.26)	(.84)
Net asset value, end of year	$10.55	$9.00	$8.13	$10.68	$13.67
Total Return(a)	17.22%	10.80%	(23.29)%	(13.86)%	16.14%

Ratios/Supplemental Data:
Net assets, end of year (000)	$24,634	$29,184	$33,691	$58,763	$93,021
Average net assets (000)	$28,562	$33,068	$37,140	$78,596	$100,142
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.26%	2.32%	2.33%	2.11%	2.10%
Expenses, excluding distribution and service (12b-1) fees	1.26%	1.32%	1.33%	1.11%	1.10%
Net investment income (loss)	(.27)%	(.36)%	.31%	.26%	(.08)%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	59

Financial Highlights

continued

Class C Shares
	Year Ended July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.00	$8.13	$10.68	$13.67	$12.53
Income (loss) from investment operations:
Net investment income (loss)	(.03)	(.03)	.02	.03	(.01)
Net realized and unrealized gain (loss) on investments	1.58	.91	(2.52)	(1.76)	1.99
Total from investment operations	1.55	.88	(2.50)	(1.73)	1.98
Less Dividends and Distributions:
Dividends from net investment income	-	(.01)	(.05)	-	-
Distributions from net realized gains	-	-	- (d)	(1.26)	(.84)
Total dividends and distributions	-	(.01)	(.05)	(1.26)	(.84)
Net asset value, end of year	$10.55	$9.00	$8.13	$10.68	$13.67
Total Return(a)	17.22%	10.80%	(23.29)%	(13.86)%	16.14%

Ratios/Supplemental Data:
Net assets, end of year (000)	$42,214	$43,511	$48,649	$76,714	$109,912
Average net assets (000)	$44,983	$48,040	$51,040	$96,952	$105,155
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.26%	2.32%	2.33%	2.11%	2.10%
Expenses, excluding distribution and service (12b-1) fees	1.26%	1.32%	1.33%	1.11%	1.10%
Net investment income (loss)	(.27)%	(.37)%	.30%	.26%	(.09)%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

60	Visit our website at www.prudentialfunds.com

Class M Shares
	Year Ended July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.02	$8.15	$10.70	$13.70	$12.54
Income (loss) from investment operations:
Net investment income (loss)	(.03)	(.03)	.03	.03	(.01)
Net realized and unrealized gain (loss) on investments	1.59	.91	(2.53)	(1.77)	2.01
Total from investment operations	1.56	.88	(2.50)	(1.74)	2.00
Less Dividends and Distributions:
Dividends from net investment income	-	(.01)	(.05)	-	-
Distributions from net realized gains	-	-	- (d)	(1.26)	(.84)
Total dividends and distributions	-	(.01)	(.05)	(1.26)	(.84)
Net asset value, end of year	$10.58	$9.02	$8.15	$10.70	$13.70
Total Return(a)	17.29%	10.77%	(23.24)%	(13.91)%	16.28%

Ratios/Supplemental Data:
Net assets, end of year (000)	$308	$1,004	$2,154	$4,712	$10,851
Average net assets (000)	$671	$1,680	$2,773	$8,028	$10,882
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.26%	2.32%	2.33%	2.11%	2.10%
Expenses, excluding distribution and service (12b-1) fees	1.26%	1.32%	1.33%	1.11%	1.10%
Net investment income (loss)	(.32)%	(.36)%	.33%	.25%	(.10)%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	61

Financial Highlights

continued

Class R Shares
	Year Ended July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.66	$8.71	$11.44	$14.52	$13.21
Income (loss) from investment operations:
Net investment income	.01	.01	.07	.10	.05
Net realized and unrealized gain (loss) on investments	1.71	.98	(2.71)	(1.88)	2.11
Total from investment operations	1.72	.99	(2.64)	(1.78)	2.16
Less Dividends and Distributions:
Dividends from net investment income	-	(.04)	(.09)	(.04)	(.01)
Distributions from net realized gains	-	-	- (d)	(1.26)	(.84)
Total dividends and distributions	-	(.04)	(.09)	(1.30)	(.85)
Net asset value, end of year	$11.38	$9.66	$8.71	$11.44	$14.52
Total Return(a)	17.81%	11.40%	(22.90)%	(13.42)%	16.76%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2	$80	$225	$323	$333
Average net assets (000)	$74	$122	$203	$339	$284
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(e)	1.76%	1.82%	1.83%	1.61%	1.60%
Expenses, excluding distribution and service (12b-1) fees	1.26%	1.32%	1.33%	1.11%	1.10%
Net investment income	.14%	.14%	.82%	.77%	.36%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

(e) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily assets of the Class R shares.

See Notes to Financial Statements.

62	Visit our website at www.prudentialfunds.com

Class X Shares
	Year Ended July 31,
	2011(b)		2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.07		$8.17	$10.68	$13.68	$12.55
Income (loss) from investment operations:
Net investment income (loss)	.04		.03	.04	.03	(.01)
Net realized and unrealized gain (loss) on investments	1.60		.93	(2.50)	(1.77)	1.98
Total from investment operations	1.64		.96	(2.46)	(1.74)	1.97
Less Dividends and Distributions:
Dividends from net investment income	-		(.06)	(.05)	-	-
Distributions from net realized gains	-		-	- (d)	(1.26)	(.84)
Total dividends and distributions	-		(.06)	(.05)	(1.26)	(.84)
Capital Contributions	-	(d)	- (d)	- (d)	-	-
Net asset value, end of year	$10.71		$9.07	$8.17	$10.68	$13.68
Total Return(a)	18.08%		11.71%	(22.91)%	(13.93)%	16.03%

Ratios/Supplemental Data:
Net assets, end of year (000)	$534		$1,293	$1,705	$3,759	$4,613
Average net assets (000)	$846		$1,593	$2,123	$4,440	$4,643
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.51%		1.57%	2.09%	2.11%	2.10%
Expenses, excluding distribution and service (12b-1) fees	1.26%		1.32%	1.33%	1.11%	1.10%
Net investment income (loss)	.44%		.39%	.56%	.26%	(.09)%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	63

Financial Highlights

continued

Class Z Shares
	Year Ended July 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.98	$8.99	$11.81	$14.95	$13.54
Income (loss) from investment operations:
Net investment income	.08	.06	.12	.17	.13
Net realized and unrealized gain (loss) on investments	1.75	1.02	(2.81)	(1.94)	2.15
Total from investment operations	1.83	1.08	(2.69)	(1.77)	2.28
Less Dividends and Distributions:
Dividends from net investment income	-	(.09)	(.13)	(.11)	(.03)
Distributions from net realized gains	-	-	- (d)	(1.26)	(.84)
Total dividends and distributions	-	(.09)	(.13)	(1.37)	(.87)
Net asset value, end of year	$11.81	$9.98	$8.99	$11.81	$14.95
Total Return(a)	18.34%	11.98%	(22.54)%	(13.00)%	17.32%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,851	$1,558	$1,741	$5,234	$8,965
Average net assets (000)	$1,707	$1,600	$2,938	$7,414	$8,670
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.26%	1.32%	1.33%	1.11%	1.10%
Expenses, excluding distribution and service (12b-1) fees	1.26%	1.32%	1.33%	1.11%	1.10%
Net investment income	.73%	.62%	1.32%	1.25%	.91%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

64	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Target Asset Allocation Funds—Target Growth Allocation Fund:

We have audited the accompanying statement of assets and liabilities of the Target Conservative Allocation Fund (hereafter referred to as the “Fund”), a portfolio of the Target Asset Allocation Funds, including the portfolio of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 21, 2011

Target Asset Allocation Funds/Target Growth Allocation Fund	65

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Visit our website at www.prudentialfunds.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (71) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Target Asset Allocation Funds/Target Growth Allocation Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Judy A. Rice, Board Member and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Target Asset Allocation Funds/Target Growth Allocation Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became an Officer of the Funds is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

¡	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
¡	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
¡

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

¡

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.

¡

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Target Growth Allocation (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Target Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with various subadvisers. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and each subadviser. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds, and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality, and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its

[1]	Target Growth Allocation Fund is one of three series which, together, comprise the Target Asset Allocation Funds.

Target Asset Allocation Funds/Target Growth Allocation Fund

Approval of Advisory Agreements (continued)

shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Target Asset Allocation Funds, and between PI and each subadviser,2 each of which serve as subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality, and extent of services provided to the Fund by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and each subadviser, and also

[2]

The Fund’s subadvisers are: Eaton Vance Management, Marsico Capital Management LLC, Massachusetts Financial Services Company, Hotchkis and Wiley Capital Management LLC, NFJ Investment Group LLC, Eagle Asset Management, EARNEST Partners LLC, Vaughan Nelson Investment Management, LSV Asset Management, and Thornburg Investment Management Inc.

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reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Performance Universe (the Lipper Multi-Cap Core Funds Performance Universe)3 was in the second quartile for the 10-year period, the third quartile for the one- and five-year periods, and in the fourth quartile for the three-year period. The Board also noted that the Fund outperformed its benchmark index for the one- and 10-year periods, though it underperformed its benchmark index for the three- and five-year periods. The Board considered PI’s explanation that the Fund’s underperformance was primarily attributable to underperformance by subadvisers responsible for the Fund’s large cap growth and large cap value sleeves. The Board concluded that it was reasonable to renew the agreement, subject to its continued close scrutiny of the Fund’s performance.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s second quartile, and that the Fund’s total expenses ranked in the Expense Group’s fourth quartile. The Board considered PI’s explanation that the Fund’s fourth quartile ranking for total expenses was attributable to relatively high custodial fees incurred by the Fund due to the sleeve-based construction of the Fund.

[3]

Although Lipper classifies the Fund in its Large-Cap Core Funds Performance Universe, the Lipper Multi-Cap Core Funds Performance Universe was utilized for performance comparisons because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Target Asset Allocation Funds/Target Growth Allocation Fund

Approval of Advisory Agreements (continued)

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that none of the subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management,

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specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

Target Asset Allocation Funds/Target Growth Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Eagle Asset Management, Inc.	880 Carillon Parkway St. Petersburg, FL 33716

	EARNEST Partners, LLC	1180 Peachtree Street Suite 2300 Atlanta, GA 30309

	Eaton Vance Management	Two International Place Boston, MA 02110

	Hotchkis and Wiley Capital Management	725 South Figueroa Street 39th Floor Los Angeles, CA 90017

	LSV Asset Management	155 North Wacker Drive Suite 4600 Chicago, IL 60606

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	Massachusetts Financial Services Company	500 Boylston Street Boston, MA 02116

	NFJ Investment Group L.P.	2100 Ross Avenue Dallas, TX 75201

	Thornburg Investment Management, Inc.	2300 North Ridgetop Road Santa Fe, NM 87506

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and, if available, the summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and, if available, the summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and, if available, the summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Asset Allocation Funds, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings as of the end of each calendar month is also available on the Fund’s website no sooner than approximately three business days prior to the end of the following month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Target Growth Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PHGAX	PIHGX	PHGCX	N/A	PGARX	N/A	PDHZX
CUSIP	87612A823	87612A815	87612A799	87612A765	87612A781	87612A757	87612A773

MFSP504E5    0209284-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2011 and July 31, 2010, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $185,000 and $183,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2011 and 2010. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2011 and 2010 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Target Asset Allocation Funds

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	September 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date:	September 19, 2011

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	September 19, 2011